ESTIMATE OF RESERVES AND FUTURE NET CASH FLOW to the LILIS ENERGY, INC. INTEREST in Certain Properties Located in NEW MEXICO and TEXAS as of DECEMBER 31, 2019 BASED ON CONSTANT PRICES AND COSTS in Accordance with SECURITIES AND EXCHANGE COMMISSION GUIDELINES LaRoche Petroleum Consultants, Ltd.

March 12, 2020 Mr. Indranil (Neil) Barman, P.E. Vice President Lilis Energy, Inc. 201 Main Street, Suite 700 Fort Worth, TX 76102 Dear Mr. Barman: At your request, LaRoche Petroleum Consultants, Ltd. (LPC) has estimated the proved developed producing reserves and future net cash flow, as of December 31, 2019, to the Lillis Energy, Inc. (Lilis) interest in certain properties located in New Mexico and Texas. This letter replaces and supersedes our letter dated February 28, 2020, for this same property set and interests and reflects a removal of the proved developed non-producing and proved undeveloped properties. It also reflects changes of capital costs for the Grizzly 1H, Grizzly 2H, and Grizzly A 2H 2.0m cases. No reserves are assigned in the non-producing and undeveloped categories due to the impact of the going concern disclosure considerations Lilis made us aware of, whereby there is substantial doubt as to whether Lilis will be able to execute a capital program to develop such resources within the guidelines set out by the SEC. The work for this report was completed as of the date of this letter. This report was prepared to provide Lilis with U.S. Securities and Exchange Commission (SEC) compliant reserve estimates. It is our understanding that the properties evaluated by LPC comprise 100 percent (100%) of Lilis’ proved reserves. We believe the assumptions, data, methods, and procedures used in preparing this report, as set out below, are appropriate for the purpose of this report. This report has been prepared using constant prices and costs and conforms to our understanding of the SEC guidelines, reserves definitions, and applicable financial accounting rules. Summarized below are LPC’s estimates of net reserves and future net cash flow. Future net cash flow is after deducting estimated production and ad valorem taxes, operating expenses, and future capital expenditures but before consideration of federal income taxes. The discounted cash flow values included in this report are intended to represent the time value of money and should not be construed to represent an estimate of fair market value. We estimate the net reserves and future net cash flow to the Lilis interest, as of December 31, 2019, to be: Net Reserves Future Net Cash Flow ($) Oil Gas NGL Present Worth Category (Barrels) (Mcf) (Barrels) Total at 10% Proved Developed Producing 5,334,904 29,444,503 2,278,223 $174,346,304 $120,174,423 The oil reserves include crude oil, condensate, and natural gas liquids (NGL). Oil and NGL reserves are expressed in barrels which are equivalent to 42 U.S. gallons. Gas reserves are expressed in thousands of standard cubic feet (Mcf) at the contract temperature and pressure bases. 2435 N Central Expressway, Suite 1500 ● Richardson, TX 75080 ● Phone (214) 363-3337 ● Fax (214) 363-1608

The estimated reserves and future net cash flow shown in this report are for proved developed producing reserves. This report does not include any value that could be attributed to interests in undeveloped acreage. Estimates of reserves were prepared using standard geological and engineering methods generally accepted by the petroleum industry. The reserves in this report have been estimated using deterministic methods. The method or combination of methods utilized in the evaluation of each reservoir included consideration of the stage of development of the reservoir, quality and completeness of basic data, and production history. Recovery from various reservoirs and leases was estimated after consideration of the type of energy inherent in the reservoirs, the structural positions of the properties, and reservoir and well performance. In some instances, comparisons were made to similar properties where more complete data were available. We have used all methods and procedures that we considered necessary under the circumstances to prepare this report. We have excluded from our consideration all matters to which the controlling interpretation may be legal or accounting rather than engineering or geoscience. The estimated reserves and future cash flow amounts in this report are related to hydrocarbon prices. Historical prices through December 2019 were used in the preparation of this report as required by SEC guidelines; however, actual future prices may vary significantly from the SEC prices. In addition, future changes in environmental and administrative regulations may significantly affect the ability of Lilis to produce oil and gas at the projected levels. Therefore, volumes of reserves actually recovered and amounts of cash flow actually received may differ significantly from the estimated quantities presented in this report. Benchmark prices used in this report are based on the twelve-month, unweighted arithmetic average of the first day of the month price for the period January through December 2019. Gas prices are referenced to a Henry Hub price of $2.58 per MMBtu, as posted by Platts Gas Daily, and are adjusted for energy content, transportation fees, and regional price differentials. Oil and NGL prices are referenced to a West Texas Intermediate crude oil price of $55.69 per barrel at Cushing, Oklahoma, as published in Platts Oilgram, and are adjusted for gravity, crude quality, transportation fees, contractual fees, and regional price differentials. These reference prices are held constant in accordance with SEC guidelines. The weighted average prices after adjustments over the life of the properties are $53.40 per barrel for oil, $1.34 per Mcf for gas, and $14.83 per barrel for NGL. Lease and well operating expenses are based on data obtained from Lilis. Expenses for the properties operated by Lilis include direct lease and field level costs as well as compression costs, and marketing expenses. Leases and wells operated by others include all direct expenses as well as general and administrative overhead costs allowed under the specific joint operating agreements. Costs have been divided into fixed operating costs per well and variable costs per barrel of oil. Lease and well operating costs are held constant in accordance with SEC guidelines. Capital costs and timing of all investments have been provided by Lilis and are included as required for workovers, facilities and production equipment. Lilis has represented to us that they have the ability and intent to implement their capital expenditure program as scheduled. Lilis’ estimates of the cost to plug and abandon the wells net of salvage value are included and scheduled at the end of the economic life of individual properties. These abandonment costs are included for economic wells; these costs are not included for wells that are currently producing below their economic limit. These costs are also held constant. LPC has made no investigation of possible gas volume and value imbalances that may have resulted from the overdelivery or underdelivery to the Lilis interest. Our projections are based on the LaRoche Petroleum Consultants, Ltd.

Lilis interest receiving its net revenue interest share of estimated future gross oil, gas, and NGL production. Technical information necessary for the preparation of the reserve estimates herein was furnished by Lilis or was obtained from state regulatory agencies and commercially available data sources. No special tests were obtained to assist in the preparation of this report. For the purpose of this report, the individual well test and production data as reported by the above sources were accepted as represented together with all other factual data presented by Lilis including the extent and character of the interest evaluated. An on-site inspection of the properties has not been performed nor has the mechanical operation or condition of the wells and their related facilities been examined by LPC. In addition, the costs associated with the continued operation of uneconomic properties are not reflected in the cash flows. The evaluation of potential environmental liability from the operation and abandonment of the properties is beyond the scope of this report. In addition, no evaluation was made to determine the degree of operator compliance with current environmental rules, regulations, and reporting requirements. Therefore, no estimate of the potential economic liability, if any, from environmental concerns is included in the projections presented herein. The reserves included in this report are estimates only and should not be construed as exact quantities. They may or may not be recovered; if recovered, the revenues therefrom and the costs related thereto could be more or less than the estimated amounts. These estimates should be accepted with the understanding that future development, production history, changes in regulations, product prices, and operating expenses would probably cause us to make revisions in subsequent evaluations. A portion of these reserves are for producing wells that lack sufficient production history to utilize performance-related reserve estimates. Therefore, these reserves are based on estimates of reservoir volumes and recovery efficiencies along with analogies to similar production. These reserve estimates are subject to a greater degree of uncertainty than those based on substantial production and pressure data. It may be necessary to revise these estimates up or down in the future as additional performance data become available. As in all aspects of oil and gas evaluation, there are uncertainties inherent in the interpretation of engineering and geological data; therefore, our conclusions represent informed professional judgments only, not statements of fact. The results of our third-party study were prepared in accordance with the disclosure requirements set forth in the SEC regulations and intended for public disclosure as an exhibit in filings made with the SEC by Lilis. Lilis makes periodic filings on Form 10-K with the SEC under the 1934 Exchange Act. Furthermore, Lilis has certain registration statements filed with the SEC under the 1933 Securities Act into which any subsequently filed Form 10-K is incorporated by reference. We have consented to the incorporation by reference in the registration statements on Form S-3 and Form S-8 of Lilis of the references to our name as well as to the references to our third-party report for Lilis which appears in the December 31, 2019 annual report on Form 10-K and/or 10-K/A of Lilis. Our written consent for such use is included as a separate exhibit to the filings made with the SEC by Lilis. We have provided Lilis with this digital version of the original signed copy of this report letter. In the event there are any differences between the digital version included in filings made by Lilis and the original signed report letter, the original signed report letter shall control and supersede the digital version. The technical persons responsible for preparing the reserve estimates presented herein meet the requirements regarding qualifications, independence, objectivity, and confidentiality set forth in the LaRoche Petroleum Consultants, Ltd.

“Standards Pertaining to the Estimating and Auditing of Oil and Gas Reserves Information” promulgated by the Society of Petroleum Engineers. The technical person primarily responsible for overseeing the preparation of reserves estimates herein is William M. Kazmann. Mr. Kazmann is a Professional Engineer licensed in the State of Texas who has 45 years of engineering experience in the oil and gas industry. He has prepared and overseen preparation of reports for public filings for LPC for the past 24 years. We are independent petroleum engineers, geologists, and geophysicists and are not employed on a contingent basis. Data pertinent to the audit are maintained on file in our office. LPC is an independent firm of petroleum engineers, geologists, and geophysicists and is not employed on a contingent basis. Data pertinent to this report are maintained on file in our office. Very truly yours, LaRoche Petroleum Consultants, Ltd. State of Texas Registration Number F-1360 By LPC, Inc. General Partner William M, Kazmann, President Licensed Professional Engineer State of Texas No. 45012 WMK:SS 19-910 Please be advised that the digital document you are viewing is provided by LaRoche Petroleum Consultants, Ltd. (LPC) as a convenience to our clients. The digital document is intended to be substantively the same as the original signed document maintained by LPC. The digital document is subject to the parameters, limitations, and conditions stated in the original document. In the event of any differences between the digital document and the original document, the original document shall control and supersede the digital document. LaRoche Petroleum Consultants, Ltd.

Date : 3/12/2020 2:22:45PM ECONOMIC SUMMARY PROJECTION Grand Total Project Name : Lilis Energy, Inc. As Of Date : 1/1/2020 Partner : All Cases Discount Rate (%) : 10.00 Proved Developed Producing Cum Oil (Mbbl) : 5,588.429 Based on SEC Parameters Cum Gas (MMcf) : 94,217.521 Constant Prices & Costs Cum NGL (Mbbl) : 0.000 Oil $55.69/bbl, Gas $2.58/mmbtu Gross Gross Net Net Net Oil Gas NGL Total Year Oil Gas Oil Gas NGL Price Price Price Revenue (Mbbl) (MMcf) (Mbbl) (MMcf) (Mbbl) ($/bbl) ($/Mcf) ($/bbl) (M$) 2020 1,466.686 8,354.943 1,002.908 4,550.994 346.897 52.68 1.35 14.90 64,144.793 2021 915.496 6,247.665 632.937 3,424.946 264.837 53.57 1.35 14.87 42,454.165 2022 688.624 4,880.818 477.848 2,668.224 206.670 53.57 1.34 14.84 32,244.382 2023 555.973 4,037.249 386.482 2,201.728 170.762 53.57 1.34 14.81 26,179.457 2024 468.548 3,462.706 326.053 1,884.695 146.322 53.57 1.34 14.80 22,148.133 2025 402.759 3,020.288 280.670 1,641.566 127.553 53.57 1.33 14.78 19,109.333 2026 346.900 2,633.709 243.319 1,433.907 111.580 53.57 1.33 14.77 16,590.919 2027 309.769 2,368.806 217.364 1,288.663 100.326 53.57 1.33 14.76 14,838.581 2028 280.753 2,159.214 197.054 1,173.874 91.418 53.57 1.33 14.75 13,465.019 2029 255.467 1,972.777 179.344 1,072.059 83.506 53.57 1.33 14.75 12,263.422 2030 234.951 1,819.110 164.970 988.339 76.991 53.57 1.33 14.75 11,285.719 2031 216.912 1,685.978 152.517 916.060 71.361 53.57 1.33 14.75 10,439.598 2032 198.604 1,440.862 140.917 795.892 61.419 53.57 1.35 14.91 9,540.798 2033 179.232 1,286.731 127.453 709.982 54.809 53.57 1.35 14.90 8,603.855 2034 162.693 1,144.197 115.765 630.929 48.726 53.57 1.35 14.90 7,779.255 Rem 975.422 7,452.621 689.303 4,062.647 315.046 0.00 0.00 0.00 47,040.067 Total 7,658.790 53,967.675 5,334.904 29,444.503 2,278.223 53.40 1.34 14.83 358,127.496 Ult 13,247.219 148,185.196 Well Net Tax Net Tax Net Net Net Non-Disc. 10.0% Ann 10.0% Cum Year Count Production AdValorem Oper. Costs Other Costs Investment Cash Flow Disc. Cash Disc. Cash (M$) (M$) (M$) (M$) (M$) (M$) Flow (M$) Flow (M$) 2020 36 3,429.715 1,763.438 5,243.109 11,279.909 3,683.968 38,744.654 37,080.773 37,080.773 2021 35 2,311.430 1,179.467 3,848.995 8,152.558 0.000 26,961.715 23,440.868 60,521.641 2022 33 1,763.126 899.515 3,818.951 6,253.760 0.000 19,509.030 15,409.377 75,931.018 2023 33 1,435.044 731.830 3,818.951 5,104.340 0.000 15,089.292 10,831.480 86,762.498 2024 33 1,216.109 619.906 3,818.951 4,333.813 150.256 12,009.098 7,839.299 94,601.797 2025 33 1,050.654 535.342 3,804.621 3,750.653 110.926 9,857.137 5,847.184 100,448.981 2026 31 913.682 465.889 3,589.310 3,269.396 97.953 8,254.689 4,446.894 104,895.875 2027 30 817.756 416.909 3,582.457 2,928.316 0.000 7,093.144 3,475.403 108,371.278 2028 30 742.464 378.461 3,582.457 2,660.367 0.000 6,101.270 2,717.420 111,088.698 2029 30 676.486 344.796 3,582.457 2,425.049 0.000 5,234.633 2,119.104 113,207.802 2030 30 622.738 317.394 3,582.457 2,233.001 0.000 4,530.128 1,667.215 114,875.018 2031 30 576.269 293.707 3,571.320 2,067.620 61.750 3,868.932 1,295.212 116,170.229 2032 29 524.865 269.125 3,486.475 1,872.328 97.256 3,290.748 999.515 117,169.744 2033 28 473.599 243.693 3,289.627 1,664.027 339.034 2,593.876 717.005 117,886.749 2034 25 428.260 221.346 3,088.832 1,485.213 123.500 2,432.105 612.580 118,499.329 Rem 2,549.245 1,272.999 22,759.101 9,063.967 2,618.902 8,775.854 1,675.094 Total 19,531.441 9,953.817 78,468.069 68,544.319 7,283.545 174,346.304 120,174.423 120,174.423 Present Worth Profile (M$) PW 5.000% : 141,472.965 PW 8.000% : 127,707.537 Eco. Indicators PW 9.000% : 123,800.303 ROInvestment (disc/undisc) : 29.15 / 24.94 PW 10.000% : 120,174.423 Years to Payout : 0.13 PW 12.000% : 113,655.195 Internal ROR (%) : >1000 PW 15.000% : 105,373.937 LPC Eco DetailedNGL Sum.rpt Page 1 of 1 THESE DATA ARE PART OF A LAROCHE PETROLEUM CONSULTANTS, LTD. REPORT AND ARE SUBJECT TO THE CONDITIONS IN THE TEXT OF THE REPORT. CERTIFICATE OF REGISTRATION NUMBER F-1360 LaRoche Petroleum Consultants, Ltd.

3/12/2020 2:22:54PM Project Name : Lilis Energy, Inc. Economic One-Liners Ownership Group : All Cases As of Date : 1/1/2020 Sort : ONE LINE Based on SEC Parameters Filter : Proved Constant Prices & Costs Oil $55.69/bbl, Gas $2.58/mmbtu Gross Reserves Net Reserves Net Revenue Expense Cash Flow Lease Name Oil Gas Oil Gas NGL Oil Gas NGL/Other & Tax Invest. Non-Disc. Disc. 10% (Mbbl) (MMcf) (Mbbl) (MMcf) (Mbbl) (M$) (M$) (M$) (M$) (M$) (M$) (M$) Proved Rsv Class Producing Rsv Category $$ EAST SIDE GAS TREAT CAPITAL 0.000 0.000 0.000 0.000 0.000 0.000 0.000 0.000 0.000 100.000 -100.000 -97.653 A.G. HILL 1 - 1 0.000 2,807.912 0.000 1,260.402 110.562 0.000 1,273.006 1,416.150 1,553.911 97.256 1,037.988 718.989 A.G. HILL 1H - 1H 154.301 190.747 115.726 111.587 8.550 6,182.628 152.874 128.554 3,654.207 273.500 2,536.349 1,923.319 A.G. HILL 2H - 2H 479.841 2,044.019 359.880 1,195.751 89.788 19,226.618 1,638.179 1,350.084 10,285.932 273.500 11,655.449 7,688.898 ANTELOPE 1H - 1H 195.506 2,634.882 151.197 1,589.421 119.165 8,074.897 2,177.507 1,791.795 7,425.007 123.500 4,495.692 3,248.433 AXIS 1H - 1H 326.502 828.805 244.876 484.851 37.148 13,081.047 664.246 558.572 6,430.243 273.500 7,600.122 5,314.225 BISON 1H - 1H 408.985 1,999.347 266.914 1,017.764 77.979 14,273.909 1,394.336 1,172.513 7,682.311 225.745 8,932.702 5,300.163 EAST AXIS 2H - 2H 561.026 5,714.212 420.770 3,342.814 256.119 22,481.404 4,579.655 3,851.084 13,743.359 123.500 17,045.283 10,880.597 GRIZZLY 1H - 1H 154.542 804.281 100.235 406.887 31.175 5,356.900 557.435 468.753 3,786.928 660.253 1,935.908 1,314.135 GRIZZLY 2H - 2H 271.037 2,270.791 181.085 1,183.383 90.668 9,679.052 1,621.234 1,363.314 6,180.959 542.588 5,940.053 3,662.685 GRIZZLY A 2H 2.0m 616.259 3,430.130 408.033 1,771.484 135.727 21,735.318 2,426.932 2,040.835 10,003.059 1,051.524 15,148.502 11,047.829 HALEY 1H 154.806 89.988 58.516 26.531 2.033 3,119.850 36.348 30.566 1,487.601 136.750 1,562.413 1,294.117 HALEY 2H 61.427 82.662 23.219 24.372 1.867 1,236.093 33.389 28.077 720.954 136.750 439.856 398.323 HIPPO 1H - 1H 166.958 540.813 122.661 309.915 23.745 6,554.917 424.584 357.037 4,142.479 273.500 2,920.560 2,149.726 HIPPO 2H - 2H 173.697 1,097.008 109.296 538.414 41.252 5,838.215 737.627 620.279 3,682.844 105.474 3,407.804 2,475.839 HOWELL 1H - 1H 98.437 2,105.434 73.828 1,231.679 94.369 3,942.083 1,687.400 1,418.954 5,133.153 123.500 1,791.785 1,441.481 KUDU A 1H - 1H 147.063 996.944 85.656 452.920 34.702 4,575.854 620.500 521.786 3,267.032 92.614 2,358.494 1,806.160 KUDU A 2H (Was Kudu 3H) 418.725 790.546 260.742 383.975 29.419 13,884.092 526.046 442.358 5,521.859 141.326 9,189.312 7,221.400 KUDU B 1H - 1H 34.132 500.552 21.036 240.626 18.436 1,122.795 329.657 277.212 1,348.085 97.953 283.626 268.504 KUDU B 2H (Was Kudu 4H) 212.390 349.166 129.680 166.290 12.741 6,901.765 227.818 191.574 3,021.434 139.545 4,160.178 3,514.071 LION 1H - 1H 120.693 1,275.416 84.529 696.739 53.383 4,516.080 954.532 802.677 3,918.523 257.342 2,097.425 1,615.998 LION 3H - 3H 365.858 2,865.856 264.695 1,617.268 123.912 14,150.550 2,215.657 1,863.171 8,147.952 120.063 9,961.363 6,061.015 MEERKAT 1H - 1H 235.524 3,155.304 176.643 1,845.853 141.425 9,441.723 2,528.818 2,126.512 7,365.297 123.500 6,608.257 4,275.342 MOOSE 1H - 1H 386.305 2,120.069 233.004 997.418 76.420 12,454.269 1,366.463 1,149.074 6,848.693 211.344 7,909.768 5,068.177 NE AXIS 2H 295.641 3,173.493 230.103 1,926.593 147.611 12,284.766 2,639.432 2,219.529 9,335.580 123.500 7,684.647 5,412.611 OSO 1H 194.888 1,170.976 132.702 621.918 47.650 7,082.305 852.028 716.480 4,060.885 107.273 4,482.655 3,354.350 PRIZE HOG BWZ ST COM 1H - #1H 209.926 449.550 165.973 277.232 21.241 8,869.907 379.808 319.385 5,242.888 248.200 4,078.012 2,889.920 PRIZE HOG BWZ ST COM 2H - 002H 208.881 928.387 163.188 565.736 43.345 8,716.885 775.058 651.755 5,545.917 248.200 4,349.580 3,206.557 TIGER 1H - 1H 257.704 1,562.684 187.685 887.718 68.015 10,031.622 1,216.173 1,022.694 6,200.900 110.987 5,958.603 4,046.333 TIGER 3H - 3H 333.825 2,834.167 240.758 1,594.345 122.155 12,861.670 2,184.252 1,836.763 7,365.370 107.819 9,409.496 6,112.441 TUBB ESTATE 21 2 - 2 6.037 13.990 3.979 7.008 0.000 212.554 7.078 0.000 191.705 110.926 -82.999 -39.745 WILD HOG BWX ST COM 1H - #1H 242.895 1,307.020 192.039 806.023 61.756 10,264.953 1,104.252 928.578 6,802.194 248.200 5,247.389 3,562.258 WILD HOG BWX ST COM 2H - 002H 151.609 1,098.579 118.445 669.446 51.292 6,326.246 917.142 771.235 4,467.876 98.200 3,448.546 2,552.351 WOLFE UNIT 1 - 1 8.179 2,726.323 4.692 1,188.661 104.268 251.091 1,200.547 1,335.544 1,770.049 87.208 929.925 530.921 WOLFE UNIT 5&6 - 5,6 5.190 7.620 3.119 3.481 0.305 165.100 3.516 3.911 162.462 88.506 -78.441 -45.346 LPC GrossEcoOneLiner3NGL.rpt THESE DATA ARE PART OF A LAROCHE PETROLEUM CONSULTANTS, LTD. REPORT AND ARE SUBJECT TO THE CONDITIONS IN THE TEXT OF THE REPORT. Page 1 of 2 CERTIFICATE OF REGISTRATION NUMBER F-1360 LaRoche Petroleum Consultants, Ltd.

3/12/2020 2:22:54PM Project Name : Lilis Energy, Inc. Economic One-Liners Ownership Group : All Cases As of Date : 1/1/2020 Sort : ONE LINE Based on SEC Parameters Filter : Proved Constant Prices & Costs Oil $55.69/bbl, Gas $2.58/mmbtu Gross Reserves Net Reserves Net Revenue Expense Cash Flow Lease Name Oil Gas Oil Gas NGL Oil Gas NGL/Other & Tax Invest. Non-Disc. Disc. 10% (Mbbl) (MMcf) (Mbbl) (MMcf) (Mbbl) (M$) (M$) (M$) (M$) (M$) (M$) (M$) Grand Total 7,658.790 53,967.675 5,334.904 29,444.503 2,278.223 284,897.159 39,453.531 33,776.806 176,497.647 7,283.545 174,346.304 120,174.423 LPC GrossEcoOneLiner3NGL.rpt THESE DATA ARE PART OF A LAROCHE PETROLEUM CONSULTANTS, LTD. REPORT AND ARE SUBJECT TO THE CONDITIONS IN THE TEXT OF THE REPORT. Page 2 of 2 CERTIFICATE OF REGISTRATION NUMBER F-1360 LaRoche Petroleum Consultants, Ltd.

Date : 3/12/2020 2:23:03PM ECONOMIC PROJECTION Project Name : Lilis Energy, Inc. As Of Date : 1/1/2020 Case : $$ EAST SIDE GAS TREAT CAPITAL Partner : All Cases Discount Rate (%) : 10.00 Reserve Cat. : Proved Producing Case Type : LEASE CASE Field : PHANTOM Archive Set : L19910 Operator : LILIS ENERGY, INC. Reservoir : Cum Oil (Mbbl) : 0.000 Based on SEC Parameters WOLFCAMP B Co., State : Cum Gas (MMcf) : 0.000 Constant Prices & Costs WINKLER, TX API : Cum NGL (Mbbl) : 0.000 Oil $55.69/bbl, Gas $2.58/mmbtu Gross Gross Net Net Net Oil Gas NGL Total Year Oil Gas Oil Gas NGL Price Price Price Revenue (Mbbl) (MMcf) (Mbbl) (MMcf) (Mbbl) ($/bbl) ($/Mcf) ($/bbl) (M$) 2020 0.000 0.000 0.000 0.000 0.000 0.00 0.00 0.00 0.000 Rem 0.000 0.000 0.000 0.000 0.000 0.00 0.00 0.00 0.000 Total 0.000 0.000 0.000 0.000 0.000 0.00 0.00 0.00 0.000 Ult 0.000 0.000 Well Net Tax Net Tax Net Net Net Non-Disc. 10.0% Ann 10.0% Cum Year Count Production AdValorem Oper. Costs Other Costs Investment Cash Flow Disc. Cash Disc. Cash (M$) (M$) (M$) (M$) (M$) (M$) Flow (M$) Flow (M$) 2020 1 0.000 0.000 0.000 0.000 100.000 -100.000 -97.653 -97.653 Rem 0.000 0.000 0.000 0.000 0.000 0.000 0.000 Total 0.000 0.000 0.000 0.000 100.000 -100.000 -97.653 -97.653 Major Phase : Oil Abandonment Date : 04/30/2020 Present Worth Profile (M$) Perfs : 0 - 0 Working Int : 1.00000000 PW 5.000% : -98.792 Initial Rate : 0.000 bbl/month Revenue Int : 0.75000000 PW 8.000% : -98.101 Abandonment : 0.000 bbl/month Disc. Initial Invest. (M$) : 97.653 PW 9.000% : -97.876 Initial Decline : 0.00 % year b = 0.000 ROInvestment (disc/undisc) : 0.00 / 0.00 PW 10.000% : -97.653 Beg Ratio : 0.000 mcf/bbl Years to Payout : 0.00 PW 12.000% : -97.216 End Ratio : 0.000 mcf/bbl Internal ROR (%) : 0.000 PW 15.000% : -96.578 LPC Eco DetailedNGL.rpt Page 1 of 35 THESE DATA ARE PART OF A LAROCHE PETROLEUM CONSULTANTS, LTD. REPORT AND ARE SUBJECT TO THE CONDITIONS IN THE TEXT OF THE REPORT. CERTIFICATE OF REGISTRATION NUMBER F-1360 LaRoche Petroleum Consultants, Ltd.

Date : 3/12/2020 2:23:03PM ECONOMIC PROJECTION Project Name : Lilis Energy, Inc. As Of Date : 1/1/2020 Case : A.G. HILL 1 - 1 Partner : All Cases Discount Rate (%) : 10.00 Reserve Cat. : Proved Producing Case Type : LEASE CASE Field : CHEYENNE (ATOKA) Archive Set : L19910 Operator : LILIS ENERGY, INC. Reservoir : Cum Oil (Mbbl) : 2.660 Based on SEC Parameters ATOKA Co., State : Cum Gas (MMcf) : 4,415.387 Constant Prices & Costs Winkler, TX API : 42495309140100 Cum NGL (Mbbl) : 0.000 Oil $55.69/bbl, Gas $2.58/mmbtu Gross Gross Net Net Net Oil Gas NGL Total Year Oil Gas Oil Gas NGL Price Price Price Revenue (Mbbl) (MMcf) (Mbbl) (MMcf) (Mbbl) ($/bbl) ($/Mcf) ($/bbl) (M$) 2020 0.000 355.944 0.000 159.774 14.015 0.00 1.01 12.81 340.890 2021 0.000 326.554 0.000 146.582 12.858 0.00 1.01 12.81 312.743 2022 0.000 300.447 0.000 134.863 11.830 0.00 1.01 12.81 287.740 2023 0.000 276.427 0.000 124.081 10.884 0.00 1.01 12.81 264.736 2024 0.000 254.996 0.000 114.461 10.040 0.00 1.01 12.81 244.211 2025 0.000 233.941 0.000 105.010 9.211 0.00 1.01 12.81 224.047 2026 0.000 215.238 0.000 96.615 8.475 0.00 1.01 12.81 206.135 2027 0.000 198.031 0.000 88.891 7.797 0.00 1.01 12.81 189.655 2028 0.000 182.677 0.000 81.999 7.193 0.00 1.01 12.81 174.951 2029 0.000 167.594 0.000 75.229 6.599 0.00 1.01 12.81 160.506 2030 0.000 154.195 0.000 69.214 6.071 0.00 1.01 12.81 147.674 2031 0.000 141.868 0.000 63.681 5.586 0.00 1.01 12.81 135.868 2032 0.000 0.000 0.000 0.000 0.000 0.00 0.00 0.00 0.000 Rem 0.000 0.000 0.000 0.000 0.000 0.00 0.00 0.00 0.000 Total 0.000 2,807.912 0.000 1,260.402 110.562 0.00 1.01 12.81 2,689.155 Ult 2.660 7,223.299 Well Net Tax Net Tax Net Net Net Non-Disc. 10.0% Ann 10.0% Cum Year Count Production AdValorem Oper. Costs Other Costs Investment Cash Flow Disc. Cash Disc. Cash (M$) (M$) (M$) (M$) (M$) (M$) Flow (M$) Flow (M$) 2020 1 25.679 8.522 15.630 139.004 0.000 152.055 145.110 145.110 2021 1 23.558 7.819 15.630 127.526 0.000 138.210 119.899 265.009 2022 1 21.675 7.194 15.630 117.331 0.000 125.910 99.306 364.315 2023 1 19.942 6.618 15.630 107.951 0.000 114.595 82.171 446.486 2024 1 18.396 6.105 15.630 99.581 0.000 104.498 68.116 514.602 2025 1 16.877 5.601 15.630 91.359 0.000 94.579 56.042 570.643 2026 1 15.528 5.153 15.630 84.055 0.000 85.769 46.204 616.848 2027 1 14.286 4.741 15.630 77.335 0.000 77.662 38.037 654.884 2028 1 13.179 4.374 15.630 71.339 0.000 70.429 31.357 686.242 2029 1 12.091 4.013 15.630 65.449 0.000 63.323 25.629 711.870 2030 1 11.124 3.692 15.630 60.216 0.000 57.011 20.978 732.848 2031 1 10.235 3.397 15.630 55.402 0.000 51.204 17.129 749.977 2032 1 0.000 0.000 0.000 0.000 97.256 -97.256 -30.989 718.989 Rem 0.000 0.000 0.000 0.000 0.000 0.000 0.000 Total 202.569 67.229 187.564 1,096.549 97.256 1,037.988 718.989 718.989 Major Phase : Gas Abandonment Date : 01/01/2032 Present Worth Profile (M$) Perfs : 14686 - 14702 Working Int : 0.78750000 PW 5.000% : 853.361 Initial Rate : 30,848.010 mcf/month Revenue Int : 0.59062500 PW 8.000% : 767.894 Abandonment : 11,341.776 mcf/month Disc. Initial Invest. (M$) : 30.989 PW 9.000% : 742.714 Initial Decline : 8.00 % year b = 0.000 ROInvestment (disc/undisc) : 24.20 / 11.67 PW 10.000% : 718.989 Beg Ratio : 0.000 bbl/mcf Years to Payout : 0.63 PW 12.000% : 675.486 End Ratio : 0.000 bbl/mcf Internal ROR (%) : >1000 PW 15.000% : 618.771 LPC Eco DetailedNGL.rpt Page 2 of 35 THESE DATA ARE PART OF A LAROCHE PETROLEUM CONSULTANTS, LTD. REPORT AND ARE SUBJECT TO THE CONDITIONS IN THE TEXT OF THE REPORT. CERTIFICATE OF REGISTRATION NUMBER F-1360 LaRoche Petroleum Consultants, Ltd.

Date : 3/12/2020 2:23:03PM ECONOMIC PROJECTION Project Name : Lilis Energy, Inc. As Of Date : 1/1/2020 Case : A.G. HILL 1H - 1H Partner : All Cases Discount Rate (%) : 10.00 Reserve Cat. : Proved Producing Case Type : LEASE CASE Field : PHANTOM Archive Set : L19910 Operator : LILIS ENERGY, INC. Reservoir : Cum Oil (Mbbl) : 80.786 Based on SEC Parameters WOLFCAMP B Co., State : Cum Gas (MMcf) : 105.788 Constant Prices & Costs WINKLER, TX API : 42495339400000 Cum NGL (Mbbl) : 0.000 Oil $55.69/bbl, Gas $2.58/mmbtu Gross Gross Net Net Net Oil Gas NGL Total Year Oil Gas Oil Gas NGL Price Price Price Revenue (Mbbl) (MMcf) (Mbbl) (MMcf) (Mbbl) ($/bbl) ($/Mcf) ($/bbl) (M$) 2020 26.662 24.816 19.996 14.518 1.112 52.73 1.37 15.04 1,091.025 2021 19.639 25.531 14.729 14.935 1.144 53.57 1.37 15.04 826.712 2022 15.670 20.371 11.752 11.917 0.913 53.57 1.37 15.04 659.636 2023 13.083 17.008 9.812 9.950 0.762 53.57 1.37 15.04 550.744 2024 11.286 14.672 8.464 8.583 0.658 53.57 1.37 15.04 475.081 2025 9.892 12.860 7.419 7.523 0.576 53.57 1.37 15.04 416.422 2026 8.837 11.488 6.628 6.721 0.515 53.57 1.37 15.04 372.003 2027 7.994 10.392 5.995 6.079 0.466 53.57 1.37 15.04 336.499 2028 7.323 9.519 5.492 5.569 0.427 53.57 1.37 15.04 308.247 2029 6.726 8.744 5.045 5.115 0.392 53.57 1.37 15.04 283.135 2030 6.238 8.110 4.679 4.744 0.363 53.57 1.37 15.04 262.597 2031 5.819 7.565 4.364 4.425 0.339 53.57 1.37 15.04 244.958 2032 5.469 7.110 4.102 4.159 0.319 53.57 1.37 15.04 230.237 2033 5.126 6.664 3.845 3.898 0.299 53.57 1.37 15.04 215.787 2034 4.537 5.898 3.403 3.450 0.264 53.57 1.37 15.04 190.974 Rem 0.000 0.000 0.000 0.000 0.000 0.00 0.00 0.00 0.000 Total 154.301 190.747 115.726 111.587 8.550 53.42 1.37 15.04 6,464.056 Ult 235.087 296.535 Well Net Tax Net Tax Net Net Net Non-Disc. 10.0% Ann 10.0% Cum Year Count Production AdValorem Oper. Costs Other Costs Investment Cash Flow Disc. Cash Disc. Cash (M$) (M$) (M$) (M$) (M$) (M$) Flow (M$) Flow (M$) 2020 1 51.422 27.276 215.634 115.603 150.000 531.090 507.273 507.273 2021 1 39.251 20.668 160.704 94.547 0.000 511.541 444.598 951.871 2022 1 31.319 16.491 160.704 75.440 0.000 375.683 296.728 1,248.599 2023 1 26.149 13.769 160.704 62.986 0.000 287.137 206.134 1,454.733 2024 1 22.556 11.877 160.704 54.333 0.000 225.611 147.216 1,601.949 2025 1 19.771 10.411 160.704 47.624 0.000 177.912 105.512 1,707.461 2026 1 17.662 9.300 160.704 42.544 0.000 141.793 76.447 1,783.907 2027 1 15.977 8.412 160.704 38.484 0.000 112.922 55.348 1,839.256 2028 1 14.635 7.706 160.704 35.253 0.000 89.948 40.085 1,879.340 2029 1 13.443 7.078 160.704 32.381 0.000 69.529 28.163 1,907.503 2030 1 12.468 6.565 160.704 30.032 0.000 52.828 19.456 1,926.959 2031 1 11.630 6.124 160.704 28.015 0.000 38.485 12.888 1,939.847 2032 1 10.931 5.756 160.704 26.331 0.000 26.515 8.080 1,947.927 2033 1 10.245 5.395 160.704 24.679 0.000 14.764 4.093 1,952.019 2034 1 9.067 4.774 151.200 21.841 123.500 -119.409 -28.700 1,923.319 Rem 0.000 0.000 0.000 0.000 0.000 0.000 0.000 Total 306.526 161.601 2,455.986 730.093 273.500 2,536.349 1,923.319 1,923.319 Major Phase : Oil Abandonment Date : 12/09/2034 Present Worth Profile (M$) Perfs : 0 - 0 Working Int : 1.00000000 PW 5.000% : 2,190.571 Initial Rate : 2,664.407 bbl/month Revenue Int : 0.75000000 PW 8.000% : 2,022.212 Abandonment : 390.997 bbl/month Disc. Initial Invest. (M$) : 172.784 PW 9.000% : 1,971.537 Initial Decline : 35.37 % year b = 1.100 ROInvestment (disc/undisc) : 12.13 / 10.27 PW 10.000% : 1,923.319 Beg Ratio : 0.000 mcf/bbl Years to Payout : 0.39 PW 12.000% : 1,833.679 End Ratio : 1.300 mcf/bbl Internal ROR (%) : >1000 PW 15.000% : 1,714.262 LPC Eco DetailedNGL.rpt Page 3 of 35 THESE DATA ARE PART OF A LAROCHE PETROLEUM CONSULTANTS, LTD. REPORT AND ARE SUBJECT TO THE CONDITIONS IN THE TEXT OF THE REPORT. CERTIFICATE OF REGISTRATION NUMBER F-1360 LaRoche Petroleum Consultants, Ltd.

Date : 3/12/2020 2:23:03PM ECONOMIC PROJECTION Project Name : Lilis Energy, Inc. As Of Date : 1/1/2020 Case : A.G. HILL 2H - 2H Partner : All Cases Discount Rate (%) : 10.00 Reserve Cat. : Proved Producing Case Type : LEASE CASE Field : PHANTOM Archive Set : L19910 Operator : LILIS ENERGY, INC. Reservoir : Cum Oil (Mbbl) : 119.631 Based on SEC Parameters 2ND BONE SPRINGS Co., State : Cum Gas (MMcf) : 576.556 Constant Prices & Costs WINKLER, TX API : 4249533951 Cum NGL (Mbbl) : 0.000 Oil $55.69/bbl, Gas $2.58/mmbtu Gross Gross Net Net Net Oil Gas NGL Total Year Oil Gas Oil Gas NGL Price Price Price Revenue (Mbbl) (MMcf) (Mbbl) (MMcf) (Mbbl) ($/bbl) ($/Mcf) ($/bbl) (M$) 2020 79.810 283.883 59.857 166.071 10.896 52.70 1.37 15.04 3,545.732 2021 53.395 234.939 40.046 137.439 10.530 53.57 1.37 15.04 2,491.910 2022 40.635 178.795 30.476 104.595 8.014 53.57 1.37 15.04 1,896.413 2023 32.814 144.382 24.611 84.463 6.471 53.57 1.37 15.04 1,531.408 2024 27.594 121.412 20.695 71.026 5.442 53.57 1.37 15.04 1,287.775 2025 23.697 104.265 17.773 60.995 4.673 53.57 1.37 15.04 1,105.906 2026 20.812 91.574 15.609 53.571 4.104 53.57 1.37 15.04 971.293 2027 18.555 81.641 13.916 47.760 3.659 53.57 1.37 15.04 865.934 2028 16.783 73.846 12.587 43.200 3.310 53.57 1.37 15.04 783.260 2029 15.244 67.076 11.433 39.239 3.006 53.57 1.37 15.04 711.448 2030 13.998 61.591 10.498 36.031 2.761 53.57 1.37 15.04 653.274 2031 12.940 56.936 9.705 33.308 2.552 53.57 1.37 15.04 603.902 2032 12.063 53.076 9.047 31.050 2.379 53.57 1.37 15.04 562.960 2033 11.239 49.453 8.429 28.930 2.217 53.57 1.37 15.04 524.527 2034 10.546 46.402 7.909 27.145 2.080 53.57 1.37 15.04 492.170 Rem 89.716 394.750 67.287 230.929 17.693 0.00 0.00 0.00 4,186.971 Total 479.841 2,044.019 359.880 1,195.751 89.788 53.43 1.37 15.04 22,214.882 Ult 599.472 2,620.575 Well Net Tax Net Tax Net Net Net Non-Disc. 10.0% Ann 10.0% Cum Year Count Production AdValorem Oper. Costs Other Costs Investment Cash Flow Disc. Cash Disc. Cash (M$) (M$) (M$) (M$) (M$) (M$) Flow (M$) Flow (M$) 2020 1 175.056 88.643 187.596 617.602 150.000 2,326.834 2,231.161 2,231.161 2021 1 125.102 62.298 160.704 471.513 0.000 1,672.294 1,453.590 3,684.750 2022 1 95.206 47.410 160.704 358.835 0.000 1,234.258 974.803 4,659.553 2023 1 76.881 38.285 160.704 289.769 0.000 965.768 693.208 5,352.761 2024 1 64.650 32.194 160.704 243.670 0.000 786.557 513.100 5,865.861 2025 1 55.520 27.648 160.704 209.257 0.000 652.778 387.019 6,252.879 2026 1 48.762 24.282 160.704 183.786 0.000 553.759 298.446 6,551.325 2027 1 43.473 21.648 160.704 163.850 0.000 476.259 233.334 6,784.659 2028 1 39.322 19.581 160.704 148.206 0.000 415.446 185.015 6,969.674 2029 1 35.717 17.786 160.704 134.618 0.000 362.622 146.785 7,116.459 2030 1 32.796 16.332 160.704 123.611 0.000 319.831 117.695 7,234.155 2031 1 30.318 15.098 160.704 114.269 0.000 283.514 94.848 7,329.002 2032 1 28.262 14.074 160.704 106.522 0.000 253.397 77.062 7,406.064 2033 1 26.333 13.113 160.704 99.250 0.000 225.127 62.231 7,468.295 2034 1 24.708 12.304 160.704 93.127 0.000 201.326 50.594 7,518.890 Rem 210.199 104.674 2,030.671 792.248 123.500 925.679 170.009 Total 1,112.305 555.372 4,468.123 4,150.133 273.500 11,655.449 7,688.898 7,688.898 Major Phase : Oil Abandonment Date : 08/23/2047 Present Worth Profile (M$) Perfs : 0 - 0 Working Int : 1.00000000 PW 5.000% : 9,205.979 Initial Rate : 9,700.000 bbl/month Revenue Int : 0.75000000 PW 8.000% : 8,218.814 Abandonment : 389.877 bbl/month Disc. Initial Invest. (M$) : 148.511 PW 9.000% : 7,943.038 Initial Decline : 44.01 % year b = 1.001 ROInvestment (disc/undisc) : 52.77 / 43.62 PW 10.000% : 7,688.898 Beg Ratio : 4.204 mcf/bbl Years to Payout : 0.08 PW 12.000% : 7,236.290 End Ratio : 4.400 mcf/bbl Internal ROR (%) : >1000 PW 15.000% : 6,669.346 LPC Eco DetailedNGL.rpt Page 4 of 35 THESE DATA ARE PART OF A LAROCHE PETROLEUM CONSULTANTS, LTD. REPORT AND ARE SUBJECT TO THE CONDITIONS IN THE TEXT OF THE REPORT. CERTIFICATE OF REGISTRATION NUMBER F-1360 LaRoche Petroleum Consultants, Ltd.

Date : 3/12/2020 2:23:03PM ECONOMIC PROJECTION Project Name : Lilis Energy, Inc. As Of Date : 1/1/2020 Case : ANTELOPE 1H - 1H Partner : All Cases Discount Rate (%) : 10.00 Reserve Cat. : Proved Producing Case Type : LEASE CASE Field : PHANTOM Archive Set : L19910 Operator : LILIS ENERGY, INC. Reservoir : Cum Oil (Mbbl) : 63.513 Based on SEC Parameters 3RD BONE SPRINGS Co., State : Cum Gas (MMcf) : 984.016 Constant Prices & Costs WINKLER, TX API : 4249534034 Cum NGL (Mbbl) : 0.000 Oil $55.69/bbl, Gas $2.58/mmbtu Gross Gross Net Net Net Oil Gas NGL Total Year Oil Gas Oil Gas NGL Price Price Price Revenue (Mbbl) (MMcf) (Mbbl) (MMcf) (Mbbl) ($/bbl) ($/Mcf) ($/bbl) (M$) 2020 36.465 408.302 28.201 246.297 16.257 52.69 1.37 15.04 2,067.844 2021 23.874 334.241 18.464 201.622 15.448 53.57 1.37 15.04 1,497.593 2022 17.975 251.647 13.901 151.799 11.631 53.57 1.37 15.04 1,127.523 2023 14.421 201.900 11.153 121.790 9.331 53.57 1.37 15.04 904.626 2024 12.075 169.043 9.338 101.971 7.813 53.57 1.37 15.04 757.410 2025 10.337 144.718 7.994 87.297 6.689 53.57 1.37 15.04 648.419 2026 9.058 126.805 7.005 76.492 5.861 53.57 1.37 15.04 568.159 2027 8.060 112.844 6.234 68.070 5.215 53.57 1.37 15.04 505.605 2028 7.280 101.920 5.630 61.481 4.711 53.57 1.37 15.04 456.662 2029 6.605 92.465 5.108 55.777 4.273 53.57 1.37 15.04 414.295 2030 6.058 84.819 4.685 51.165 3.920 53.57 1.37 15.04 380.037 2031 5.596 78.342 4.328 47.258 3.621 53.57 1.37 15.04 351.017 2032 5.213 72.977 4.031 44.022 3.373 53.57 1.37 15.04 326.980 2033 4.854 67.952 3.754 40.990 3.141 53.57 1.37 15.04 304.464 2034 4.552 63.729 3.520 38.443 2.945 53.57 1.37 15.04 285.543 Rem 23.084 323.178 17.852 194.948 14.937 0.00 0.00 0.00 1,448.022 Total 195.506 2,634.882 151.197 1,589.421 119.165 53.41 1.37 15.04 12,044.199 Ult 259.019 3,618.898 Well Net Tax Net Tax Net Net Net Non-Disc. 10.0% Ann 10.0% Cum Year Count Production AdValorem Oper. Costs Other Costs Investment Cash Flow Disc. Cash Disc. Cash (M$) (M$) (M$) (M$) (M$) (M$) Flow (M$) Flow (M$) 2020 1 112.397 51.696 174.339 653.251 0.000 1,076.161 1,029.063 1,029.063 2021 1 83.927 37.440 107.676 516.054 0.000 752.497 654.236 1,683.298 2022 1 63.188 28.188 107.676 388.531 0.000 539.940 426.519 2,109.817 2023 1 50.696 22.616 107.676 311.724 0.000 411.914 295.715 2,405.532 2024 1 42.446 18.935 107.676 260.995 0.000 327.358 213.586 2,619.118 2025 1 36.338 16.210 107.676 223.438 0.000 264.756 156.995 2,776.114 2026 1 31.840 14.204 107.676 195.781 0.000 218.658 117.865 2,893.979 2027 1 28.335 12.640 107.676 174.226 0.000 182.728 89.541 2,983.520 2028 1 25.592 11.417 107.676 157.360 0.000 154.617 68.873 3,052.392 2029 1 23.218 10.357 107.676 142.761 0.000 130.283 52.748 3,105.140 2030 1 21.298 9.501 107.676 130.956 0.000 110.606 40.711 3,145.851 2031 1 19.671 8.775 107.676 120.956 0.000 93.938 31.434 3,177.285 2032 1 18.324 8.175 107.676 112.674 0.000 80.132 24.377 3,201.662 2033 1 17.063 7.612 107.676 104.915 0.000 67.199 18.581 3,220.243 2034 1 16.002 7.139 107.676 98.395 0.000 56.331 14.161 3,234.404 Rem 81.149 36.201 679.626 498.972 123.500 28.575 14.029 Total 671.484 301.105 2,361.429 4,090.988 123.500 4,495.692 3,248.433 3,248.433 Major Phase : Oil Abandonment Date : 04/25/2041 Present Worth Profile (M$) Perfs : 0 - 0 Working Int : 1.00000000 PW 5.000% : 3,762.990 Initial Rate : 4,488.000 bbl/month Revenue Int : 0.77336256 PW 8.000% : 3,433.950 Abandonment : 248.914 bbl/month Disc. Initial Invest. (M$) : 16.196 PW 9.000% : 3,338.197 Initial Decline : 46.71 % year b = 1.000 ROInvestment (disc/undisc) : 201.57 / 37.40 PW 10.000% : 3,248.433 Beg Ratio : 12.599 mcf/bbl Years to Payout : 0.10 PW 12.000% : 3,084.906 End Ratio : 14.000 mcf/bbl Internal ROR (%) : >1000 PW 15.000% : 2,873.424 LPC Eco DetailedNGL.rpt Page 5 of 35 THESE DATA ARE PART OF A LAROCHE PETROLEUM CONSULTANTS, LTD. REPORT AND ARE SUBJECT TO THE CONDITIONS IN THE TEXT OF THE REPORT. CERTIFICATE OF REGISTRATION NUMBER F-1360 LaRoche Petroleum Consultants, Ltd.

Date : 3/12/2020 2:23:03PM ECONOMIC PROJECTION Project Name : Lilis Energy, Inc. As Of Date : 1/1/2020 Case : AXIS 1H - 1H Partner : All Cases Discount Rate (%) : 10.00 Reserve Cat. : Proved Producing Case Type : LEASE CASE Field : PHANTOM Archive Set : L19910 Operator : LILIS ENERGY, INC. Reservoir : Cum Oil (Mbbl) : 166.904 Based on SEC Parameters WOLFCAMP B Co., State : Cum Gas (MMcf) : 373.844 Constant Prices & Costs WINKLER, TX API : 4249534139 Cum NGL (Mbbl) : 0.000 Oil $55.69/bbl, Gas $2.58/mmbtu Gross Gross Net Net Net Oil Gas NGL Total Year Oil Gas Oil Gas NGL Price Price Price Revenue (Mbbl) (MMcf) (Mbbl) (MMcf) (Mbbl) ($/bbl) ($/Mcf) ($/bbl) (M$) 2020 57.273 141.029 42.955 82.502 6.321 52.71 1.37 15.04 2,472.195 2021 38.759 97.128 29.069 56.820 4.353 53.57 1.37 15.04 1,700.532 2022 29.388 74.303 22.041 43.467 3.330 53.57 1.37 15.04 1,290.344 2023 23.678 60.193 17.759 35.213 2.698 53.57 1.37 15.04 1,040.135 2024 19.881 50.726 14.911 29.675 2.274 53.57 1.37 15.04 873.612 2025 17.055 43.630 12.791 25.524 1.956 53.57 1.37 15.04 749.590 2026 14.967 38.364 11.225 22.443 1.720 53.57 1.37 15.04 657.922 2027 13.335 34.234 10.001 20.027 1.534 53.57 1.37 15.04 586.260 2028 12.055 30.988 9.041 18.128 1.389 53.57 1.37 15.04 530.072 2029 10.945 28.164 8.209 16.476 1.262 53.57 1.37 15.04 481.313 2030 10.047 25.875 7.535 15.137 1.160 53.57 1.37 15.04 441.834 2031 9.285 23.929 6.964 13.999 1.073 53.57 1.37 15.04 408.346 2032 8.653 22.315 6.490 13.054 1.000 53.57 1.37 15.04 380.585 2033 8.061 20.799 6.045 12.167 0.932 53.57 1.37 15.04 354.540 2034 7.562 19.520 5.672 11.419 0.875 53.57 1.37 15.04 332.625 Rem 45.559 117.606 34.169 68.800 5.271 0.00 0.00 0.00 2,003.962 Total 326.502 828.805 244.876 484.851 37.148 53.42 1.37 15.04 14,303.865 Ult 493.406 1,202.649 Well Net Tax Net Tax Net Net Net Non-Disc. 10.0% Ann 10.0% Cum Year Count Production AdValorem Oper. Costs Other Costs Investment Cash Flow Disc. Cash Disc. Cash (M$) (M$) (M$) (M$) (M$) (M$) Flow (M$) Flow (M$) 2020 1 120.162 61.805 187.596 291.468 150.000 1,661.164 1,593.558 1,593.558 2021 1 82.656 42.513 160.704 198.590 0.000 1,216.068 1,057.156 2,650.714 2022 1 62.744 32.259 160.704 151.099 0.000 883.538 697.884 3,348.598 2023 1 50.591 26.003 160.704 122.002 0.000 680.835 488.740 3,837.339 2024 1 42.498 21.840 160.704 102.585 0.000 545.984 356.207 4,193.545 2025 1 36.470 18.740 160.704 88.093 0.000 445.583 264.206 4,457.751 2026 1 32.013 16.448 160.704 77.368 0.000 371.390 200.181 4,657.933 2027 1 28.528 14.656 160.704 68.974 0.000 313.397 153.561 4,811.494 2028 1 25.795 13.252 160.704 62.387 0.000 267.933 119.339 4,930.833 2029 1 23.424 12.033 160.704 56.667 0.000 228.486 92.500 5,023.334 2030 1 21.503 11.046 160.704 52.033 0.000 196.548 72.338 5,095.672 2031 1 19.874 10.209 160.704 48.100 0.000 169.459 56.700 5,152.372 2032 1 18.524 9.515 160.704 44.838 0.000 147.004 44.716 5,197.088 2033 1 17.256 8.864 160.704 41.777 0.000 125.939 34.819 5,231.907 2034 1 16.190 8.316 160.704 39.199 0.000 108.216 27.201 5,259.107 Rem 97.540 50.099 1,258.078 236.167 123.500 238.577 55.118 Total 695.769 357.597 3,695.530 1,681.348 273.500 7,600.122 5,314.225 5,314.225 Major Phase : Oil Abandonment Date : 11/02/2042 Present Worth Profile (M$) Perfs : 0 - 0 Working Int : 1.00000000 PW 5.000% : 6,231.170 Initial Rate : 6,065.589 bbl/month Revenue Int : 0.74999998 PW 8.000% : 5,640.992 Abandonment : 376.353 bbl/month Disc. Initial Invest. (M$) : 153.659 PW 9.000% : 5,471.820 Initial Decline : 44.93 % year b = 1.000 ROInvestment (disc/undisc) : 35.58 / 28.79 PW 10.000% : 5,314.225 Beg Ratio : 2.430 mcf/bbl Years to Payout : 0.13 PW 12.000% : 5,029.515 End Ratio : 2.581 mcf/bbl Internal ROR (%) : >1000 PW 15.000% : 4,665.620 LPC Eco DetailedNGL.rpt Page 6 of 35 THESE DATA ARE PART OF A LAROCHE PETROLEUM CONSULTANTS, LTD. REPORT AND ARE SUBJECT TO THE CONDITIONS IN THE TEXT OF THE REPORT. CERTIFICATE OF REGISTRATION NUMBER F-1360 LaRoche Petroleum Consultants, Ltd.

Date : 3/12/2020 2:23:03PM ECONOMIC PROJECTION Project Name : Lilis Energy, Inc. As Of Date : 1/1/2020 Case : BISON 1H - 1H Partner : All Cases Discount Rate (%) : 10.00 Reserve Cat. : Proved Producing Case Type : LEASE CASE Field : PHANTOM (WOLFCAMP) Archive Set : L19910 Operator : IMPETRO OPERATING LLC Reservoir : Cum Oil (Mbbl) : 312.509 Based on SEC Parameters WOLFCAMP B Co., State : Cum Gas (MMcf) : 917.445 Constant Prices & Costs Winkler, TX API : 4249531011 Cum NGL (Mbbl) : 0.000 Oil $55.69/bbl, Gas $2.58/mmbtu Gross Gross Net Net Net Oil Gas NGL Total Year Oil Gas Oil Gas NGL Price Price Price Revenue (Mbbl) (MMcf) (Mbbl) (MMcf) (Mbbl) ($/bbl) ($/Mcf) ($/bbl) (M$) 2020 46.273 212.573 30.199 108.210 8.291 52.75 1.37 15.04 1,865.965 2021 37.140 174.585 24.238 88.872 6.809 53.57 1.37 15.04 1,522.587 2022 31.090 148.457 20.290 75.572 5.790 53.57 1.37 15.04 1,277.528 2023 26.738 129.144 17.450 65.740 5.037 53.57 1.37 15.04 1,100.594 2024 23.517 114.579 15.348 58.326 4.469 53.57 1.37 15.04 969.292 2025 20.888 102.465 13.632 52.160 3.996 53.57 1.37 15.04 861.803 2026 18.831 92.889 12.290 47.285 3.623 53.57 1.37 15.04 777.618 2027 17.144 84.951 11.189 43.244 3.313 53.57 1.37 15.04 708.437 2028 15.776 78.470 10.296 39.945 3.060 53.57 1.37 15.04 652.285 2029 14.536 72.539 9.487 36.926 2.829 53.57 1.37 15.04 601.334 2030 13.510 67.608 8.817 34.416 2.637 53.57 1.37 15.04 559.138 2031 12.620 63.305 8.236 32.225 2.469 53.57 1.37 15.04 522.481 2032 11.870 59.633 7.747 30.356 2.326 53.57 1.37 15.04 491.552 2033 11.126 55.900 7.261 28.456 2.180 53.57 1.37 15.04 460.747 2034 10.459 52.548 6.826 26.750 2.049 53.57 1.37 15.04 433.120 Rem 97.468 489.700 63.610 249.281 19.099 0.00 0.00 0.00 4,036.279 Total 408.985 1,999.347 266.914 1,017.764 77.979 53.48 1.37 15.04 16,840.759 Ult 721.494 2,916.792 Well Net Tax Net Tax Net Net Net Non-Disc. 10.0% Ann 10.0% Cum Year Count Production AdValorem Oper. Costs Other Costs Investment Cash Flow Disc. Cash Disc. Cash (M$) (M$) (M$) (M$) (M$) (M$) Flow (M$) Flow (M$) 2020 1 94.070 46.649 177.982 266.709 123.809 1,156.745 1,104.218 1,104.218 2021 1 76.798 38.065 132.644 216.816 0.000 1,058.264 918.955 2,023.173 2022 1 64.511 31.938 132.644 183.097 0.000 865.338 682.990 2,706.163 2023 1 55.623 27.515 132.644 158.484 0.000 726.328 521.098 3,227.261 2024 1 49.019 24.232 132.644 140.080 0.000 623.317 406.465 3,633.726 2025 1 43.605 21.545 132.644 124.900 0.000 539.109 319.533 3,953.259 2026 1 39.362 19.440 132.644 112.957 0.000 473.215 254.974 4,208.234 2027 1 35.872 17.711 132.644 103.103 0.000 419.107 205.290 4,413.524 2028 1 33.038 16.307 132.644 95.082 0.000 375.214 167.066 4,580.591 2029 1 30.465 15.033 132.644 87.773 0.000 335.419 135.750 4,716.341 2030 1 28.333 13.978 132.644 81.709 0.000 302.473 111.290 4,827.631 2031 1 26.481 13.062 132.644 76.430 0.000 273.865 91.606 4,919.237 2032 1 24.916 12.289 132.644 71.951 0.000 249.753 75.943 4,995.180 2033 1 23.354 11.519 132.644 67.444 0.000 225.786 62.408 5,057.588 2034 1 21.954 10.828 132.644 63.400 0.000 204.295 51.338 5,108.926 Rem 204.592 100.907 1,933.541 590.827 101.936 1,104.475 191.237 Total 851.995 421.019 3,968.536 2,440.762 225.745 8,932.702 5,300.163 5,300.163 Major Phase : Oil Abandonment Date : 08/01/2049 Present Worth Profile (M$) Perfs : 0 - 0 Working Int : 0.82539157 PW 5.000% : 6,640.020 Initial Rate : 4,350.235 bbl/month Revenue Int : 0.65262587 PW 8.000% : 5,760.371 Abandonment : 342.918 bbl/month Disc. Initial Invest. (M$) : 124.145 PW 9.000% : 5,519.780 Initial Decline : 23.90 % year b = 1.000 ROInvestment (disc/undisc) : 43.69 / 40.57 PW 10.000% : 5,300.163 Beg Ratio : 4.528 mcf/bbl Years to Payout : 0.17 PW 12.000% : 4,914.184 End Ratio : 5.024 mcf/bbl Internal ROR (%) : >1000 PW 15.000% : 4,440.405 LPC Eco DetailedNGL.rpt Page 7 of 35 THESE DATA ARE PART OF A LAROCHE PETROLEUM CONSULTANTS, LTD. REPORT AND ARE SUBJECT TO THE CONDITIONS IN THE TEXT OF THE REPORT. CERTIFICATE OF REGISTRATION NUMBER F-1360 LaRoche Petroleum Consultants, Ltd.

Date : 3/12/2020 2:23:03PM ECONOMIC PROJECTION Project Name : Lilis Energy, Inc. As Of Date : 1/1/2020 Case : EAST AXIS 2H - 2H Partner : All Cases Discount Rate (%) : 10.00 Reserve Cat. : Proved Producing Case Type : LEASE CASE Field : PHANTOM Archive Set : L19910 Operator : LILIS ENERGY, INC. Reservoir : Cum Oil (Mbbl) : 113.791 Based on SEC Parameters WOLFCAMP A Co., State : Cum Gas (MMcf) : 1,093.632 Constant Prices & Costs WINKLER, TX API : 4249534152 Cum NGL (Mbbl) : 0.000 Oil $55.69/bbl, Gas $2.58/mmbtu Gross Gross Net Net Net Oil Gas NGL Total Year Oil Gas Oil Gas NGL Price Price Price Revenue (Mbbl) (MMcf) (Mbbl) (MMcf) (Mbbl) ($/bbl) ($/Mcf) ($/bbl) (M$) 2020 93.512 676.155 70.134 395.551 30.306 52.73 1.37 15.04 4,695.467 2021 67.318 698.538 50.489 408.645 31.309 53.57 1.37 15.04 3,735.310 2022 52.734 556.381 39.550 325.483 24.938 53.57 1.37 15.04 2,939.585 2023 43.358 462.430 32.519 270.522 20.727 53.57 1.37 15.04 2,424.295 2024 36.913 396.691 27.685 232.064 17.780 53.57 1.37 15.04 2,068.363 2025 31.986 345.680 23.990 202.223 15.494 53.57 1.37 15.04 1,795.151 2026 28.285 307.009 21.214 179.600 13.761 53.57 1.37 15.04 1,589.399 2027 25.353 276.129 19.015 161.535 12.376 53.57 1.37 15.04 1,426.024 2028 23.032 251.556 17.274 147.160 11.275 53.57 1.37 15.04 1,296.526 2029 20.996 229.846 15.747 134.460 10.302 53.57 1.37 15.04 1,182.667 2030 19.337 212.100 14.503 124.078 9.507 53.57 1.37 15.04 1,089.834 2031 17.921 196.900 13.441 115.187 8.825 53.57 1.37 15.04 1,010.527 2032 16.743 184.222 12.557 107.770 8.257 53.57 1.37 15.04 944.483 2033 15.630 172.188 11.722 100.730 7.718 53.57 1.37 15.04 882.007 2034 14.683 161.827 11.012 94.669 7.253 53.57 1.37 15.04 828.677 Rem 53.224 586.559 39.918 343.137 26.290 0.00 0.00 0.00 3,003.829 Total 561.026 5,714.212 420.770 3,342.814 256.119 53.43 1.37 15.04 30,912.143 Ult 674.817 6,807.844 Well Net Tax Net Tax Net Net Net Non-Disc. 10.0% Ann 10.0% Cum Year Count Production AdValorem Oper. Costs Other Costs Investment Cash Flow Disc. Cash Disc. Cash (M$) (M$) (M$) (M$) (M$) (M$) Flow (M$) Flow (M$) 2020 1 245.769 117.387 174.339 1,168.721 0.000 2,989.252 2,857.593 2,857.593 2021 1 202.409 93.383 107.676 1,115.732 0.000 2,216.110 1,925.493 4,783.086 2022 1 159.576 73.490 107.676 885.904 0.000 1,712.940 1,352.460 6,135.546 2023 1 131.757 60.607 107.676 734.836 0.000 1,389.419 997.056 7,132.603 2024 1 112.505 51.709 107.676 629.491 0.000 1,166.982 761.097 7,893.700 2025 1 97.704 44.879 107.676 547.981 0.000 996.911 590.936 8,484.636 2026 1 86.546 39.735 107.676 486.294 0.000 869.147 468.339 8,952.976 2027 1 77.679 35.651 107.676 437.108 0.000 767.910 376.159 9,329.135 2028 1 70.647 32.413 107.676 398.007 0.000 687.783 306.240 9,635.375 2029 1 64.459 29.567 107.676 363.505 0.000 617.461 249.900 9,885.275 2030 1 59.412 27.246 107.676 335.321 0.000 560.179 206.108 10,091.383 2031 1 55.099 25.263 107.676 311.196 0.000 511.292 171.022 10,262.405 2032 1 51.506 23.612 107.676 291.082 0.000 470.607 143.090 10,405.496 2033 1 48.105 22.050 107.676 272.008 0.000 432.167 119.443 10,524.938 2034 1 45.199 20.717 107.676 255.620 0.000 399.465 100.373 10,625.311 Rem 163.838 75.096 457.199 926.538 123.500 1,257.658 255.286 Total 1,672.209 772.804 2,139.002 9,159.345 123.500 17,045.283 10,880.597 10,880.597 Major Phase : Oil Abandonment Date : 04/01/2039 Present Worth Profile (M$) Perfs : 0 - 0 Working Int : 1.00000000 PW 5.000% : 13,241.587 Initial Rate : 9,461.224 bbl/month Revenue Int : 0.74999996 PW 8.000% : 11,704.338 Abandonment : 912.500 bbl/month Disc. Initial Invest. (M$) : 19.723 PW 9.000% : 11,275.412 Initial Decline : 37.19 % year b = 1.000 ROInvestment (disc/undisc) : 552.66 / 139.02 PW 10.000% : 10,880.597 Beg Ratio : 0.000 mcf/bbl Years to Payout : 0.04 PW 12.000% : 10,179.037 End Ratio : 11.022 mcf/bbl Internal ROR (%) : >1000 PW 15.000% : 9,304.473 LPC Eco DetailedNGL.rpt Page 8 of 35 THESE DATA ARE PART OF A LAROCHE PETROLEUM CONSULTANTS, LTD. REPORT AND ARE SUBJECT TO THE CONDITIONS IN THE TEXT OF THE REPORT. CERTIFICATE OF REGISTRATION NUMBER F-1360 LaRoche Petroleum Consultants, Ltd.

Date : 3/12/2020 2:23:03PM ECONOMIC PROJECTION Project Name : Lilis Energy, Inc. As Of Date : 1/1/2020 Case : GRIZZLY 1H - 1H Partner : All Cases Discount Rate (%) : 10.00 Reserve Cat. : Proved Producing Case Type : LEASE CASE Field : PHANTOM (WOLFCAMP) Archive Set : L19910 Operator : IMPETRO OPERATING LLC Reservoir : Cum Oil (Mbbl) : 138.810 Based on SEC Parameters WOLFCAMP B Co., State : Cum Gas (MMcf) : 838.764 Constant Prices & Costs Winkler, TX API : 4249531979 Cum NGL (Mbbl) : 0.000 Oil $55.69/bbl, Gas $2.58/mmbtu Gross Gross Net Net Net Oil Gas NGL Total Year Oil Gas Oil Gas NGL Price Price Price Revenue (Mbbl) (MMcf) (Mbbl) (MMcf) (Mbbl) ($/bbl) ($/Mcf) ($/bbl) (M$) 2020 23.720 121.979 15.384 61.710 4.728 52.75 1.37 15.04 967.099 2021 18.552 95.932 12.032 48.532 3.718 53.57 1.37 15.04 766.974 2022 15.269 79.239 9.903 40.087 3.071 53.57 1.37 15.04 631.616 2023 12.975 67.504 8.416 34.151 2.617 53.57 1.37 15.04 536.959 2024 11.311 58.954 7.336 29.825 2.285 53.57 1.37 15.04 468.219 2025 9.977 52.075 6.471 26.345 2.018 53.57 1.37 15.04 413.094 2026 8.946 46.743 5.802 23.647 1.812 53.57 1.37 15.04 370.452 2027 8.108 42.403 5.258 21.452 1.644 53.57 1.37 15.04 335.799 2028 7.433 38.903 4.821 19.681 1.508 53.57 1.37 15.04 307.887 2029 6.827 35.756 4.428 18.089 1.386 53.57 1.37 15.04 282.831 2030 6.328 33.161 4.104 16.776 1.285 53.57 1.37 15.04 262.186 2031 5.897 30.918 3.825 15.641 1.198 53.57 1.37 15.04 244.352 2032 5.536 29.036 3.591 14.689 1.125 53.57 1.37 15.04 229.399 2033 5.186 27.206 3.364 13.763 1.055 53.57 1.37 15.04 214.911 2034 4.875 25.574 3.162 12.938 0.991 53.57 1.37 15.04 202.025 Rem 3.603 18.898 2.337 9.561 0.733 0.00 0.00 0.00 149.286 Total 154.542 804.281 100.235 406.887 31.175 53.44 1.37 15.04 6,383.088 Ult 293.352 1,643.045 Well Net Tax Net Tax Net Net Net Non-Disc. 10.0% Ann 10.0% Cum Year Count Production AdValorem Oper. Costs Other Costs Investment Cash Flow Disc. Cash Disc. Cash (M$) (M$) (M$) (M$) (M$) (M$) Flow (M$) Flow (M$) 2020 1 49.168 24.177 192.917 150.346 549.763 0.727 -18.427 -18.427 2021 1 38.962 19.174 143.774 117.953 0.000 447.111 388.438 370.011 2022 1 32.095 15.790 143.774 97.275 0.000 342.682 270.591 640.602 2023 1 27.290 13.424 143.774 82.779 0.000 269.691 193.573 834.175 2024 1 23.800 11.705 143.774 72.235 0.000 216.705 141.383 975.558 2025 1 21.000 10.327 143.774 63.767 0.000 174.226 103.313 1,078.871 2026 1 18.834 9.261 143.774 57.210 0.000 141.373 76.211 1,155.082 2027 1 17.073 8.395 143.774 51.878 0.000 114.679 56.203 1,211.286 2028 1 15.655 7.697 143.774 47.580 0.000 93.181 41.519 1,252.805 2029 1 14.382 7.071 143.774 43.719 0.000 73.885 29.923 1,282.727 2030 1 13.333 6.555 143.774 40.537 0.000 57.988 21.352 1,304.080 2031 1 12.426 6.109 143.774 37.786 0.000 44.257 14.817 1,318.897 2032 1 11.666 5.735 143.774 35.480 0.000 32.744 9.972 1,328.869 2033 1 10.929 5.373 143.774 33.241 0.000 21.593 5.978 1,334.848 2034 1 10.274 5.051 143.774 31.248 0.000 11.678 2.944 1,337.792 Rem 7.592 3.732 110.992 23.091 110.489 -106.611 -23.657 Total 324.481 159.577 2,316.746 986.124 660.253 1,935.908 1,314.135 1,314.135 Major Phase : Oil Abandonment Date : 10/12/2035 Present Worth Profile (M$) Perfs : 0 - 0 Working Int : 0.89465127 PW 5.000% : 1,581.625 Initial Rate : 2,267.494 bbl/month Revenue Int : 0.64859124 PW 8.000% : 1,412.463 Abandonment : 375.541 bbl/month Disc. Initial Invest. (M$) : 568.098 PW 9.000% : 1,361.981 Initial Decline : 27.01 % year b = 1.000 ROInvestment (disc/undisc) : 3.31 / 3.93 PW 10.000% : 1,314.135 Beg Ratio : 5.124 mcf/bbl Years to Payout : 1.22 PW 12.000% : 1,225.675 End Ratio : 5.246 mcf/bbl Internal ROR (%) : 171.290 PW 15.000% : 1,108.829 LPC Eco DetailedNGL.rpt Page 9 of 35 THESE DATA ARE PART OF A LAROCHE PETROLEUM CONSULTANTS, LTD. REPORT AND ARE SUBJECT TO THE CONDITIONS IN THE TEXT OF THE REPORT. CERTIFICATE OF REGISTRATION NUMBER F-1360 LaRoche Petroleum Consultants, Ltd.

Date : 3/12/2020 2:23:03PM ECONOMIC PROJECTION Project Name : Lilis Energy, Inc. As Of Date : 1/1/2020 Case : GRIZZLY 2H - 2H Partner : All Cases Discount Rate (%) : 10.00 Reserve Cat. : Proved Producing Case Type : LEASE CASE Field : PHANTOM Archive Set : L19910 Operator : LILIS ENERGY, INC. Reservoir : Cum Oil (Mbbl) : 169.646 Based on SEC Parameters WOLFCAMP B Co., State : Cum Gas (MMcf) : 1,027.279 Constant Prices & Costs WINKLER, TX API : 4249533931 Cum NGL (Mbbl) : 0.000 Oil $55.69/bbl, Gas $2.58/mmbtu Gross Gross Net Net Net Oil Gas NGL Total Year Oil Gas Oil Gas NGL Price Price Price Revenue (Mbbl) (MMcf) (Mbbl) (MMcf) (Mbbl) ($/bbl) ($/Mcf) ($/bbl) (M$) 2020 38.632 274.171 25.811 142.879 10.947 52.73 1.37 15.04 1,721.352 2021 28.322 211.315 18.923 110.123 8.437 53.57 1.37 15.04 1,291.429 2022 22.416 173.750 14.976 90.547 6.938 53.57 1.37 15.04 1,030.643 2023 18.553 148.330 12.396 77.299 5.923 53.57 1.37 15.04 858.988 2024 15.869 130.219 10.602 67.861 5.199 53.57 1.37 15.04 739.112 2025 13.798 115.803 9.219 60.349 4.624 53.57 1.37 15.04 646.049 2026 12.234 104.725 8.174 54.576 4.181 53.57 1.37 15.04 575.501 2027 10.988 95.740 7.342 49.893 3.823 53.57 1.37 15.04 519.121 2028 10.000 88.527 6.681 46.134 3.535 53.57 1.37 15.04 474.249 2029 9.128 81.999 6.099 42.732 3.274 53.57 1.37 15.04 434.482 2030 8.417 76.627 5.624 39.933 3.060 53.57 1.37 15.04 401.965 2031 7.809 71.942 5.217 37.491 2.873 53.57 1.37 15.04 374.034 2032 7.302 67.808 4.878 35.337 2.707 53.57 1.37 15.04 350.455 2033 6.821 63.563 4.557 33.124 2.538 53.57 1.37 15.04 327.687 2034 6.410 59.751 4.283 31.138 2.386 53.57 1.37 15.04 307.955 Rem 54.339 506.521 36.305 263.964 20.224 0.00 0.00 0.00 2,610.580 Total 271.037 2,270.791 181.085 1,183.383 90.668 53.45 1.37 15.04 12,663.600 Ult 440.683 3,298.070 Well Net Tax Net Tax Net Net Net Non-Disc. 10.0% Ann 10.0% Cum Year Count Production AdValorem Oper. Costs Other Costs Investment Cash Flow Disc. Cash Disc. Cash (M$) (M$) (M$) (M$) (M$) (M$) Flow (M$) Flow (M$) 2020 1 89.942 43.034 160.875 305.895 428.626 692.980 643.252 643.252 2021 1 67.691 32.286 99.360 231.570 0.000 860.522 747.660 1,390.912 2022 1 54.217 25.766 99.360 187.886 0.000 663.414 523.815 1,914.726 2023 1 45.322 21.475 99.360 158.713 0.000 534.118 383.306 2,298.032 2024 1 39.096 18.478 99.360 138.125 0.000 444.053 289.631 2,587.663 2025 1 34.249 16.151 99.360 121.927 0.000 374.361 221.926 2,809.589 2026 1 30.569 14.388 99.360 109.557 0.000 321.627 173.323 2,982.912 2027 1 27.623 12.978 99.360 99.592 0.000 279.567 136.958 3,119.870 2028 1 25.276 11.856 99.360 91.624 0.000 246.132 109.605 3,229.475 2029 1 23.191 10.862 99.360 84.480 0.000 216.588 87.666 3,317.141 2030 1 21.485 10.049 99.360 78.619 0.000 192.452 70.816 3,387.958 2031 1 20.016 9.351 99.360 73.542 0.000 171.765 57.460 3,445.418 2032 1 18.770 8.761 99.360 69.147 0.000 154.417 46.959 3,492.376 2033 1 17.557 8.192 99.360 64.751 0.000 137.827 38.097 3,530.474 2034 1 16.500 7.699 99.360 60.862 0.000 123.534 31.045 3,561.518 Rem 139.873 65.264 1,248.846 515.937 113.962 526.698 101.167 Total 671.377 316.590 2,800.762 2,392.229 542.588 5,940.053 3,662.685 3,662.685 Major Phase : Oil Abandonment Date : 07/29/2047 Present Worth Profile (M$) Perfs : 0 - 0 Working Int : 0.92276936 PW 5.000% : 4,533.714 Initial Rate : 3,858.470 bbl/month Revenue Int : 0.66811843 PW 8.000% : 3,966.460 Abandonment : 237.993 bbl/month Disc. Initial Invest. (M$) : 436.857 PW 9.000% : 3,808.278 Initial Decline : 34.93 % year b = 1.000 ROInvestment (disc/undisc) : 9.38 / 11.95 PW 10.000% : 3,662.685 Beg Ratio : 6.896 mcf/bbl Years to Payout : 0.45 PW 12.000% : 3,403.930 End Ratio : 9.322 mcf/bbl Internal ROR (%) : >1000 PW 15.000% : 3,081.065 LPC Eco DetailedNGL.rpt Page 10 of 35 THESE DATA ARE PART OF A LAROCHE PETROLEUM CONSULTANTS, LTD. REPORT AND ARE SUBJECT TO THE CONDITIONS IN THE TEXT OF THE REPORT. CERTIFICATE OF REGISTRATION NUMBER F-1360 LaRoche Petroleum Consultants, Ltd.

Date : 3/12/2020 2:23:03PM ECONOMIC PROJECTION Project Name : Lilis Energy, Inc. As Of Date : 1/1/2020 Case : GRIZZLY A 2H 2.0m Partner : All Cases Discount Rate (%) : 10.00 Reserve Cat. : Proved Producing Case Type : LEASE CASE Field : PHANTOM Archive Set : L19910 Operator : LILIS ENERGY, INC. Reservoir : Cum Oil (Mbbl) : 44.446 Based on SEC Parameters WOLFCAMP B Co., State : Cum Gas (MMcf) : 220.032 Constant Prices & Costs WINKLER, TX API : Cum NGL (Mbbl) : 0.000 Oil $55.69/bbl, Gas $2.58/mmbtu Gross Gross Net Net Net Oil Gas NGL Total Year Oil Gas Oil Gas NGL Price Price Price Revenue (Mbbl) (MMcf) (Mbbl) (MMcf) (Mbbl) ($/bbl) ($/Mcf) ($/bbl) (M$) 2020 185.064 1,021.067 122.533 527.328 40.403 52.57 1.37 15.04 7,771.026 2021 78.428 436.718 51.928 225.542 17.281 53.57 1.37 15.04 3,350.623 2022 50.583 282.252 33.492 145.768 11.168 53.57 1.37 15.04 2,161.787 2023 37.414 208.967 24.772 107.920 8.269 53.57 1.37 15.04 1,599.220 2024 29.779 166.419 19.717 85.947 6.585 53.57 1.37 15.04 1,273.015 2025 24.627 137.675 16.306 71.102 5.448 53.57 1.37 15.04 1,052.825 2026 21.043 117.668 13.933 60.769 4.656 53.57 1.37 15.04 899.637 2027 18.371 102.747 12.164 53.063 4.066 53.57 1.37 15.04 785.431 2028 16.344 91.425 10.822 47.216 3.618 53.57 1.37 15.04 698.799 2029 14.648 81.948 9.699 42.322 3.243 53.57 1.37 15.04 626.303 2030 13.303 74.429 8.808 38.439 2.945 53.57 1.37 15.04 568.790 2031 12.184 68.175 8.067 35.209 2.698 53.57 1.37 15.04 520.961 2032 11.269 63.057 7.461 32.566 2.495 53.57 1.37 15.04 481.825 2033 10.428 58.357 6.905 30.138 2.309 53.57 1.37 15.04 445.889 2034 9.728 54.443 6.441 28.117 2.154 53.57 1.37 15.04 415.965 Rem 83.046 464.784 54.986 240.036 18.391 0.00 0.00 0.00 3,550.989 Total 616.259 3,430.130 408.033 1,771.484 135.727 53.27 1.37 15.04 26,203.086 Ult 660.705 3,650.162 Well Net Tax Net Tax Net Net Net Non-Disc. 10.0% Ann 10.0% Cum Year Count Production AdValorem Oper. Costs Other Costs Investment Cash Flow Disc. Cash Disc. Cash (M$) (M$) (M$) (M$) (M$) (M$) Flow (M$) Flow (M$) 2020 1 397.400 194.276 163.666 1,222.526 943.778 4,849.380 4,643.695 4,643.695 2021 1 171.204 83.766 140.204 520.903 0.000 2,434.545 2,119.981 6,763.676 2022 1 110.478 54.045 140.204 336.374 0.000 1,520.686 1,202.095 7,965.772 2023 1 81.734 39.981 140.204 248.938 0.000 1,088.363 781.626 8,747.398 2024 1 65.065 31.825 140.204 198.207 0.000 837.713 546.671 9,294.069 2025 1 53.813 26.321 140.204 163.948 0.000 668.539 396.470 9,690.538 2026 1 45.984 22.491 140.204 140.109 0.000 550.849 296.939 9,987.477 2027 1 40.147 19.636 140.204 122.332 0.000 463.112 226.931 10,214.408 2028 1 35.719 17.470 140.204 108.846 0.000 396.559 176.628 10,391.036 2029 1 32.014 15.658 140.204 97.559 0.000 340.869 137.996 10,529.032 2030 1 29.074 14.220 140.204 88.603 0.000 296.688 109.190 10,638.223 2031 1 26.630 13.024 140.204 81.155 0.000 259.948 86.972 10,725.194 2032 1 24.629 12.046 140.204 75.061 0.000 229.885 69.917 10,795.112 2033 1 22.792 11.147 140.204 69.464 0.000 202.281 55.920 10,851.031 2034 1 21.263 10.399 140.204 64.804 0.000 179.295 45.061 10,896.092 Rem 181.516 88.775 1,789.935 553.227 107.746 829.790 151.736 Total 1,339.463 655.077 3,916.462 4,092.057 1,051.524 15,148.502 11,047.829 11,047.829 Major Phase : Oil Abandonment Date : 10/10/2047 Present Worth Profile (M$) Perfs : 0 - 0 Working Int : 0.87243854 PW 5.000% : 12,653.284 Initial Rate : 31,007.175 bbl/month Revenue Int : 0.66211266 PW 8.000% : 11,615.691 Abandonment : 355.533 bbl/month Disc. Initial Invest. (M$) : 942.383 PW 9.000% : 11,321.240 Initial Decline : 92.53 % year b = 1.000 ROInvestment (disc/undisc) : 12.72 / 15.41 PW 10.000% : 11,047.829 Beg Ratio : 5.493 mcf/bbl Years to Payout : 0.10 PW 12.000% : 10,555.474 End Ratio : 5.597 mcf/bbl Internal ROR (%) : >1000 PW 15.000% : 9,927.520 LPC Eco DetailedNGL.rpt Page 11 of 35 THESE DATA ARE PART OF A LAROCHE PETROLEUM CONSULTANTS, LTD. REPORT AND ARE SUBJECT TO THE CONDITIONS IN THE TEXT OF THE REPORT. CERTIFICATE OF REGISTRATION NUMBER F-1360 LaRoche Petroleum Consultants, Ltd.

Date : 3/12/2020 2:23:03PM ECONOMIC PROJECTION Project Name : Lilis Energy, Inc. As Of Date : 1/1/2020 Case : HALEY 1H Partner : All Cases Discount Rate (%) : 10.00 Reserve Cat. : Proved Producing Case Type : LEASE CASE Field : PHANTOM Archive Set : L19910 Operator : LILIS ENERGY, INC. Reservoir : Cum Oil (Mbbl) : 79.831 Based on SEC Parameters WOLFCAMP A Co., State : Cum Gas (MMcf) : 72.785 Constant Prices & Costs WINKLER, TX API : Cum NGL (Mbbl) : 0.000 Oil $55.69/bbl, Gas $2.58/mmbtu Gross Gross Net Net Net Oil Gas NGL Total Year Oil Gas Oil Gas NGL Price Price Price Revenue (Mbbl) (MMcf) (Mbbl) (MMcf) (Mbbl) ($/bbl) ($/Mcf) ($/bbl) (M$) 2020 43.140 26.363 16.307 7.773 0.596 52.66 1.37 15.04 878.321 2021 24.604 14.364 9.300 4.235 0.324 53.57 1.37 15.04 508.893 2022 17.317 9.944 6.546 2.932 0.225 53.57 1.37 15.04 358.048 2023 13.375 7.614 5.056 2.245 0.172 53.57 1.37 15.04 276.497 2024 10.927 6.187 4.130 1.824 0.140 53.57 1.37 15.04 225.862 2025 9.195 5.188 3.476 1.530 0.117 53.57 1.37 15.04 190.056 2026 7.956 4.477 3.007 1.320 0.101 53.57 1.37 15.04 164.426 2027 7.011 3.937 2.650 1.161 0.089 53.57 1.37 15.04 144.897 2028 6.284 3.523 2.375 1.039 0.080 53.57 1.37 15.04 129.856 2029 5.665 3.172 2.141 0.935 0.072 53.57 1.37 15.04 117.066 2030 5.169 2.891 1.954 0.853 0.065 53.57 1.37 15.04 106.825 2031 4.163 2.326 1.573 0.686 0.053 53.57 1.37 15.04 86.018 Rem 0.000 0.000 0.000 0.000 0.000 0.00 0.00 0.00 0.000 Total 154.806 89.988 58.516 26.531 2.033 53.32 1.37 15.04 3,186.763 Ult 234.637 162.773 Well Net Tax Net Tax Net Net Net Non-Disc. 10.0% Ann 10.0% Cum Year Count Production AdValorem Oper. Costs Other Costs Investment Cash Flow Disc. Cash Disc. Cash (M$) (M$) (M$) (M$) (M$) (M$) Flow (M$) Flow (M$) 2020 1 41.109 21.958 107.817 78.085 75.000 554.351 531.791 531.791 2021 1 23.797 12.722 80.352 44.265 0.000 347.756 302.672 834.463 2022 1 16.740 8.951 80.352 31.089 0.000 220.917 174.649 1,009.112 2023 1 12.926 6.912 80.352 23.985 0.000 152.321 109.430 1,118.542 2024 1 10.558 5.647 80.352 19.582 0.000 109.724 71.644 1,190.186 2025 1 8.884 4.751 80.352 16.471 0.000 79.598 47.236 1,237.423 2026 1 7.685 4.111 80.352 14.246 0.000 58.032 31.309 1,268.732 2027 1 6.772 3.622 80.352 12.551 0.000 41.599 20.406 1,289.138 2028 1 6.069 3.246 80.352 11.246 0.000 28.942 12.913 1,302.051 2029 1 5.471 2.927 80.352 10.137 0.000 18.178 7.375 1,309.426 2030 1 4.993 2.671 80.352 9.249 0.000 9.560 3.532 1,312.957 2031 1 4.020 2.150 69.215 7.447 61.750 -58.565 -18.840 1,294.117 Rem 0.000 0.000 0.000 0.000 0.000 0.000 0.000 Total 149.026 79.669 980.552 278.354 136.750 1,562.413 1,294.117 1,294.117 Major Phase : Oil Abandonment Date : 11/14/2031 Present Worth Profile (M$) Perfs : 0 - 0 Working Int : 0.50000000 PW 5.000% : 1,414.841 Initial Rate : 5,271.014 bbl/month Revenue Int : 0.37799284 PW 8.000% : 1,339.567 Abandonment : 384.726 bbl/month Disc. Initial Invest. (M$) : 91.445 PW 9.000% : 1,316.399 Initial Decline : 65.88 % year b = 1.000 ROInvestment (disc/undisc) : 15.15 / 12.43 PW 10.000% : 1,294.117 Beg Ratio : 0.638 mcf/bbl Years to Payout : 0.17 PW 12.000% : 1,252.049 End Ratio : 0.559 mcf/bbl Internal ROR (%) : >1000 PW 15.000% : 1,194.612 LPC Eco DetailedNGL.rpt Page 12 of 35 THESE DATA ARE PART OF A LAROCHE PETROLEUM CONSULTANTS, LTD. REPORT AND ARE SUBJECT TO THE CONDITIONS IN THE TEXT OF THE REPORT. CERTIFICATE OF REGISTRATION NUMBER F-1360 LaRoche Petroleum Consultants, Ltd.

Date : 3/12/2020 2:23:03PM ECONOMIC PROJECTION Project Name : Lilis Energy, Inc. As Of Date : 1/1/2020 Case : HALEY 2H Partner : All Cases Discount Rate (%) : 10.00 Reserve Cat. : Proved Producing Case Type : LEASE CASE Field : PHANTOM Archive Set : L19910 Operator : LILIS ENERGY, INC. Reservoir : Cum Oil (Mbbl) : 43.443 Based on SEC Parameters WOLFCAMP A Co., State : Cum Gas (MMcf) : 58.253 Constant Prices & Costs WINKLER, TX API : Cum NGL (Mbbl) : 0.000 Oil $55.69/bbl, Gas $2.58/mmbtu Gross Gross Net Net Net Oil Gas NGL Total Year Oil Gas Oil Gas NGL Price Price Price Revenue (Mbbl) (MMcf) (Mbbl) (MMcf) (Mbbl) ($/bbl) ($/Mcf) ($/bbl) (M$) 2020 22.546 29.712 8.522 8.760 0.671 52.66 1.37 15.04 470.887 2021 12.881 17.381 4.869 5.125 0.393 53.57 1.37 15.04 273.756 2022 9.072 12.353 3.429 3.642 0.279 53.57 1.37 15.04 192.886 2023 7.009 9.591 2.650 2.828 0.217 53.57 1.37 15.04 149.066 2024 5.728 7.862 2.165 2.318 0.178 53.57 1.37 15.04 121.826 2025 4.191 5.763 1.584 1.699 0.130 53.57 1.37 15.04 89.139 Rem 0.000 0.000 0.000 0.000 0.000 0.00 0.00 0.00 0.000 Total 61.427 82.662 23.219 24.372 1.867 53.24 1.37 15.04 1,297.560 Ult 104.870 140.915 Well Net Tax Net Tax Net Net Net Non-Disc. 10.0% Ann 10.0% Cum Year Count Production AdValorem Oper. Costs Other Costs Investment Cash Flow Disc. Cash Disc. Cash (M$) (M$) (M$) (M$) (M$) (M$) Flow (M$) Flow (M$) 2020 1 22.377 11.772 107.817 47.198 75.000 206.722 198.487 198.487 2021 1 13.011 6.844 80.352 27.128 0.000 146.421 127.561 326.047 2022 1 9.170 4.822 80.352 19.151 0.000 79.391 62.848 388.895 2023 1 7.087 3.727 80.352 14.816 0.000 43.084 31.017 419.913 2024 1 5.793 3.046 80.352 12.116 61.750 -41.231 -24.889 395.024 2025 1 4.239 2.228 68.335 8.869 0.000 5.468 3.299 398.323 Rem 0.000 0.000 0.000 0.000 0.000 0.000 0.000 Total 61.676 32.439 497.560 129.279 136.750 439.856 398.323 398.323 Major Phase : Oil Abandonment Date : 11/10/2025 Present Worth Profile (M$) Perfs : 0 - 0 Working Int : 0.50000000 PW 5.000% : 418.081 Initial Rate : 2,750.417 bbl/month Revenue Int : 0.37799284 PW 8.000% : 405.994 Abandonment : 379.960 bbl/month Disc. Initial Invest. (M$) : 109.866 PW 9.000% : 402.121 Initial Decline : 65.68 % year b = 1.000 ROInvestment (disc/undisc) : 4.63 / 4.22 PW 10.000% : 398.323 Beg Ratio : 1.290 mcf/bbl Years to Payout : 0.41 PW 12.000% : 390.949 End Ratio : 1.376 mcf/bbl Internal ROR (%) : >1000 PW 15.000% : 380.419 LPC Eco DetailedNGL.rpt Page 13 of 35 THESE DATA ARE PART OF A LAROCHE PETROLEUM CONSULTANTS, LTD. REPORT AND ARE SUBJECT TO THE CONDITIONS IN THE TEXT OF THE REPORT. CERTIFICATE OF REGISTRATION NUMBER F-1360 LaRoche Petroleum Consultants, Ltd.

Date : 3/12/2020 2:23:03PM ECONOMIC PROJECTION Project Name : Lilis Energy, Inc. As Of Date : 1/1/2020 Case : HIPPO 1H - 1H Partner : All Cases Discount Rate (%) : 10.00 Reserve Cat. : Proved Producing Case Type : LEASE CASE Field : PHANTOM Archive Set : L19910 Operator : LILIS ENERGY, INC. Reservoir : Cum Oil (Mbbl) : 171.486 Based on SEC Parameters WOLFCAMP B Co., State : Cum Gas (MMcf) : 675.815 Constant Prices & Costs WINKLER, TX API : 4249532042 Cum NGL (Mbbl) : 0.000 Oil $55.69/bbl, Gas $2.58/mmbtu Gross Gross Net Net Net Oil Gas NGL Total Year Oil Gas Oil Gas NGL Price Price Price Revenue (Mbbl) (MMcf) (Mbbl) (MMcf) (Mbbl) ($/bbl) ($/Mcf) ($/bbl) (M$) 2020 26.375 87.360 19.377 50.062 3.836 52.74 1.37 15.04 1,148.240 2021 20.239 66.304 14.869 37.996 2.911 53.57 1.37 15.04 892.383 2022 16.459 53.560 12.093 30.693 2.352 53.57 1.37 15.04 725.204 2023 13.872 44.935 10.192 25.750 1.973 53.57 1.37 15.04 610.911 2024 12.020 38.806 8.831 22.238 1.704 53.57 1.37 15.04 529.151 2025 10.553 33.986 7.753 19.476 1.492 53.57 1.37 15.04 464.472 2026 9.428 30.303 6.927 17.365 1.330 53.57 1.37 15.04 414.854 2027 8.520 27.340 6.259 15.667 1.200 53.57 1.37 15.04 374.825 2028 7.792 24.971 5.724 14.310 1.096 53.57 1.37 15.04 342.745 2029 7.142 22.865 5.247 13.103 1.004 53.57 1.37 15.04 314.141 2030 6.609 21.138 4.855 12.113 0.928 53.57 1.37 15.04 290.652 2031 6.150 19.653 4.518 11.262 0.863 53.57 1.37 15.04 270.434 2032 5.765 18.413 4.236 10.551 0.808 53.57 1.37 15.04 253.518 2033 5.397 17.228 3.965 9.873 0.756 53.57 1.37 15.04 237.316 2034 5.073 16.195 3.727 9.280 0.711 53.57 1.37 15.04 223.083 Rem 5.563 17.757 4.087 10.176 0.780 0.00 0.00 0.00 244.608 Total 166.958 540.813 122.661 309.915 23.745 53.44 1.37 15.04 7,336.538 Ult 338.444 1,216.628 Well Net Tax Net Tax Net Net Net Non-Disc. 10.0% Ann 10.0% Cum Year Count Production AdValorem Oper. Costs Other Costs Investment Cash Flow Disc. Cash Disc. Cash (M$) (M$) (M$) (M$) (M$) (M$) Flow (M$) Flow (M$) 2020 1 56.673 28.706 215.634 150.637 150.000 546.590 521.719 521.719 2021 1 43.976 22.310 160.704 115.023 0.000 550.370 478.201 999.920 2022 1 35.724 18.130 160.704 93.260 0.000 417.386 329.603 1,329.523 2023 1 30.086 15.273 160.704 78.440 0.000 326.408 234.292 1,563.815 2024 1 26.055 13.229 160.704 67.866 0.000 261.297 170.481 1,734.296 2025 1 22.867 11.612 160.704 59.520 0.000 209.770 124.392 1,858.688 2026 1 20.422 10.371 160.704 53.126 0.000 170.231 91.769 1,950.457 2027 1 18.450 9.371 160.704 47.974 0.000 138.327 67.793 2,018.250 2028 1 16.869 8.569 160.704 43.849 0.000 112.754 50.239 2,068.489 2029 1 15.461 7.854 160.704 40.175 0.000 89.948 36.427 2,104.917 2030 1 14.304 7.266 160.704 37.159 0.000 71.219 26.223 2,131.140 2031 1 13.308 6.761 160.704 34.565 0.000 55.095 18.445 2,149.585 2032 1 12.475 6.338 160.704 32.395 0.000 41.605 12.668 2,162.253 2033 1 11.678 5.933 160.704 30.320 0.000 28.681 7.939 2,170.192 2034 1 10.977 5.577 160.704 28.501 0.000 17.323 4.364 2,174.556 Rem 12.037 6.115 188.152 31.251 123.500 -116.446 -24.829 Total 361.361 183.413 2,653.642 944.063 273.500 2,920.560 2,149.726 2,149.726 Major Phase : Oil Abandonment Date : 03/03/2036 Present Worth Profile (M$) Perfs : 12310 - 16415 Working Int : 1.00000000 PW 5.000% : 2,480.149 Initial Rate : 2,553.245 bbl/month Revenue Int : 0.73468481 PW 8.000% : 2,270.995 Abandonment : 381.449 bbl/month Disc. Initial Invest. (M$) : 169.489 PW 9.000% : 2,208.708 Initial Decline : 29.32 % year b = 1.000 ROInvestment (disc/undisc) : 13.68 / 11.68 PW 10.000% : 2,149.726 Beg Ratio : 3.337 mcf/bbl Years to Payout : 0.39 PW 12.000% : 2,040.807 End Ratio : 3.192 mcf/bbl Internal ROR (%) : >1000 PW 15.000% : 1,897.171 LPC Eco DetailedNGL.rpt Page 14 of 35 THESE DATA ARE PART OF A LAROCHE PETROLEUM CONSULTANTS, LTD. REPORT AND ARE SUBJECT TO THE CONDITIONS IN THE TEXT OF THE REPORT. CERTIFICATE OF REGISTRATION NUMBER F-1360 LaRoche Petroleum Consultants, Ltd.

Date : 3/12/2020 2:23:03PM ECONOMIC PROJECTION Project Name : Lilis Energy, Inc. As Of Date : 1/1/2020 Case : HIPPO 2H - 2H Partner : All Cases Discount Rate (%) : 10.00 Reserve Cat. : Proved Producing Case Type : LEASE CASE Field : PHANTOM Archive Set : L19910 Operator : LILIS ENERGY, INC. Reservoir : Cum Oil (Mbbl) : 173.473 Based on SEC Parameters WOLFCAMP B Co., State : Cum Gas (MMcf) : 889.418 Constant Prices & Costs WINKLER, TX API : 42495339970000 Cum NGL (Mbbl) : 0.000 Oil $55.69/bbl, Gas $2.58/mmbtu Gross Gross Net Net Net Oil Gas NGL Total Year Oil Gas Oil Gas NGL Price Price Price Revenue (Mbbl) (MMcf) (Mbbl) (MMcf) (Mbbl) ($/bbl) ($/Mcf) ($/bbl) (M$) 2020 31.054 186.395 19.540 91.483 7.009 52.71 1.37 15.04 1,260.724 2021 21.237 131.227 13.363 64.406 4.935 53.57 1.37 15.04 878.280 2022 16.187 101.555 10.186 49.843 3.819 53.57 1.37 15.04 671.352 2023 13.084 82.861 8.233 40.668 3.116 53.57 1.37 15.04 543.619 2024 11.010 70.171 6.928 34.440 2.639 53.57 1.37 15.04 457.986 2025 9.460 60.569 5.952 29.727 2.278 53.57 1.37 15.04 393.837 2026 8.311 53.402 5.230 26.210 2.008 53.57 1.37 15.04 346.253 2027 7.412 47.754 4.664 23.438 1.796 53.57 1.37 15.04 308.942 2028 6.706 43.300 4.219 21.252 1.628 53.57 1.37 15.04 279.627 2029 6.092 39.409 3.833 19.342 1.482 53.57 1.37 15.04 254.126 2030 5.595 36.248 3.520 17.790 1.363 53.57 1.37 15.04 233.450 2031 5.172 33.556 3.255 16.469 1.262 53.57 1.37 15.04 215.889 2032 4.822 31.320 3.034 15.372 1.178 53.57 1.37 15.04 201.319 2033 4.494 29.213 2.827 14.338 1.099 53.57 1.37 15.04 187.628 2034 4.217 27.431 2.653 13.463 1.032 53.57 1.37 15.04 176.089 Rem 18.845 122.600 11.858 60.173 4.610 0.00 0.00 0.00 787.000 Total 173.697 1,097.008 109.296 538.414 41.252 53.42 1.37 15.04 7,196.122 Ult 347.170 1,986.426 Well Net Tax Net Tax Net Net Net Non-Disc. 10.0% Ann 10.0% Cum Year Count Production AdValorem Oper. Costs Other Costs Investment Cash Flow Disc. Cash Disc. Cash (M$) (M$) (M$) (M$) (M$) (M$) Flow (M$) Flow (M$) 2020 1 64.907 31.518 148.892 207.428 0.000 807.979 772.784 772.784 2021 1 45.265 21.957 91.959 144.361 0.000 574.738 499.628 1,272.412 2022 1 34.645 16.784 91.959 111.058 0.000 416.906 329.310 1,601.722 2023 1 28.076 13.590 91.959 90.285 0.000 319.707 229.512 1,831.234 2024 1 23.667 11.450 91.959 76.270 0.000 254.641 166.140 1,997.374 2025 1 20.360 9.846 91.959 65.716 0.000 205.957 122.128 2,119.502 2026 1 17.905 8.656 91.959 57.862 0.000 169.870 91.567 2,211.069 2027 1 15.980 7.724 91.959 51.687 0.000 141.592 69.384 2,280.453 2028 1 14.466 6.991 91.959 46.827 0.000 119.384 53.180 2,333.633 2029 1 13.149 6.353 91.959 42.590 0.000 100.075 40.518 2,374.151 2030 1 12.081 5.836 91.959 39.150 0.000 84.424 31.075 2,405.226 2031 1 11.173 5.397 91.959 36.225 0.000 71.134 23.804 2,429.030 2032 1 10.420 5.033 91.959 33.796 0.000 60.110 18.288 2,447.318 2033 1 9.713 4.691 91.959 31.511 0.000 49.755 13.758 2,461.076 2034 1 9.116 4.402 91.959 29.581 0.000 41.030 10.315 2,471.391 Rem 40.741 19.675 498.396 132.211 105.474 -9.497 4.448 Total 371.666 179.903 1,934.717 1,196.558 105.474 3,407.804 2,475.839 2,475.839 Major Phase : Oil Abandonment Date : 06/03/2040 Present Worth Profile (M$) Perfs : 0 - 0 Working Int : 0.85403656 PW 5.000% : 2,863.384 Initial Rate : 3,262.722 bbl/month Revenue Int : 0.62923359 PW 8.000% : 2,616.040 Abandonment : 243.681 bbl/month Disc. Initial Invest. (M$) : 15.060 PW 9.000% : 2,543.742 Initial Decline : 43.61 % year b = 1.000 ROInvestment (disc/undisc) : 165.39 / 33.31 PW 10.000% : 2,475.839 Beg Ratio : 5.874 mcf/bbl Years to Payout : 0.11 PW 12.000% : 2,351.838 End Ratio : 6.506 mcf/bbl Internal ROR (%) : >1000 PW 15.000% : 2,190.932 LPC Eco DetailedNGL.rpt Page 15 of 35 THESE DATA ARE PART OF A LAROCHE PETROLEUM CONSULTANTS, LTD. REPORT AND ARE SUBJECT TO THE CONDITIONS IN THE TEXT OF THE REPORT. CERTIFICATE OF REGISTRATION NUMBER F-1360 LaRoche Petroleum Consultants, Ltd.

Date : 3/12/2020 2:23:03PM ECONOMIC PROJECTION Project Name : Lilis Energy, Inc. As Of Date : 1/1/2020 Case : HOWELL 1H - 1H Partner : All Cases Discount Rate (%) : 10.00 Reserve Cat. : Proved Producing Case Type : LEASE CASE Field : PHANTOM Archive Set : L19910 Operator : LILIS ENERGY, INC. Reservoir : Cum Oil (Mbbl) : 47.601 Based on SEC Parameters WOLFCAMP XY Co., State : Cum Gas (MMcf) : 799.739 Constant Prices & Costs WINKLER, TX API : 4249533964 Cum NGL (Mbbl) : 0.000 Oil $55.69/bbl, Gas $2.58/mmbtu Gross Gross Net Net Net Oil Gas NGL Total Year Oil Gas Oil Gas NGL Price Price Price Revenue (Mbbl) (MMcf) (Mbbl) (MMcf) (Mbbl) ($/bbl) ($/Mcf) ($/bbl) (M$) 2020 20.120 328.011 15.090 191.886 14.702 52.72 1.37 15.04 1,279.446 2021 14.005 320.258 10.504 187.351 14.354 53.57 1.37 15.04 1,035.190 2022 10.773 245.359 8.080 143.535 10.997 53.57 1.37 15.04 794.840 2023 8.757 198.946 6.568 116.383 8.917 53.57 1.37 15.04 645.364 2024 7.397 167.759 5.548 98.139 7.519 53.57 1.37 15.04 544.702 2025 6.373 144.355 4.780 84.448 6.470 53.57 1.37 15.04 469.026 2026 5.611 126.975 4.208 74.280 5.691 53.57 1.37 15.04 412.767 2027 5.012 113.335 3.759 66.301 5.080 53.57 1.37 15.04 368.575 2028 4.540 102.612 3.405 60.028 4.599 53.57 1.37 15.04 333.811 2029 4.129 93.277 3.097 54.567 4.181 53.57 1.37 15.04 303.523 2030 3.796 85.706 2.847 50.138 3.841 53.57 1.37 15.04 278.948 2031 3.512 79.272 2.634 46.374 3.553 53.57 1.37 15.04 258.058 2032 3.276 73.933 2.457 43.251 3.314 53.57 1.37 15.04 240.717 2033 1.136 25.635 0.852 14.996 1.149 53.57 1.37 15.04 83.471 Rem 0.000 0.000 0.000 0.000 0.000 0.00 0.00 0.00 0.000 Total 98.437 2,105.434 73.828 1,231.679 94.369 53.40 1.37 15.04 7,048.438 Ult 146.038 2,905.173 Well Net Tax Net Tax Net Net Net Non-Disc. 10.0% Ann 10.0% Cum Year Count Production AdValorem Oper. Costs Other Costs Investment Cash Flow Disc. Cash Disc. Cash (M$) (M$) (M$) (M$) (M$) (M$) Flow (M$) Flow (M$) 2020 1 73.146 31.986 174.339 487.947 0.000 512.028 489.353 489.353 2021 1 61.538 25.880 107.676 458.762 0.000 381.334 331.556 820.909 2022 1 47.227 19.871 107.676 351.607 0.000 268.459 212.102 1,033.011 2023 1 38.334 16.134 107.676 285.164 0.000 198.056 142.221 1,175.232 2024 1 32.348 13.618 107.676 240.501 0.000 150.559 98.269 1,273.501 2025 1 27.850 11.726 107.676 206.973 0.000 114.801 68.102 1,341.603 2026 1 24.506 10.319 107.676 182.071 0.000 88.195 47.564 1,389.166 2027 1 21.881 9.214 107.676 162.524 0.000 67.280 32.988 1,422.155 2028 1 19.815 8.345 107.676 147.155 0.000 50.818 22.657 1,444.811 2029 1 18.016 7.588 107.676 133.774 0.000 36.468 14.780 1,459.591 2030 1 16.557 6.974 107.676 122.921 0.000 24.821 9.149 1,468.740 2031 1 15.316 6.451 107.676 113.698 0.000 14.917 5.003 1,473.743 2032 1 14.287 6.018 107.676 106.043 0.000 6.693 2.049 1,475.792 2033 1 4.954 2.087 38.807 36.769 123.500 -122.645 -34.311 1,441.481 Rem 0.000 0.000 0.000 0.000 0.000 0.000 0.000 Total 415.774 176.211 1,505.258 3,035.909 123.500 1,791.785 1,441.481 1,441.481 Major Phase : Oil Abandonment Date : 05/13/2033 Present Worth Profile (M$) Perfs : 0 - 0 Working Int : 1.00000000 PW 5.000% : 1,599.893 Initial Rate : 2,086.168 bbl/month Revenue Int : 0.75000000 PW 8.000% : 1,501.120 Abandonment : 256.909 bbl/month Disc. Initial Invest. (M$) : 34.556 PW 9.000% : 1,470.709 Initial Decline : 41.40 % year b = 1.000 ROInvestment (disc/undisc) : 42.71 / 15.51 PW 10.000% : 1,441.481 Beg Ratio : 0.000 mcf/bbl Years to Payout : 0.21 PW 12.000% : 1,386.384 End Ratio : 22.561 mcf/bbl Internal ROR (%) : >1000 PW 15.000% : 1,311.450 LPC Eco DetailedNGL.rpt Page 16 of 35 THESE DATA ARE PART OF A LAROCHE PETROLEUM CONSULTANTS, LTD. REPORT AND ARE SUBJECT TO THE CONDITIONS IN THE TEXT OF THE REPORT. CERTIFICATE OF REGISTRATION NUMBER F-1360 LaRoche Petroleum Consultants, Ltd.

Date : 3/12/2020 2:23:03PM ECONOMIC PROJECTION Project Name : Lilis Energy, Inc. As Of Date : 1/1/2020 Case : KUDU A 1H - 1H Partner : All Cases Discount Rate (%) : 10.00 Reserve Cat. : Proved Producing Case Type : LEASE CASE Field : PHANTOM Archive Set : L19910 Operator : LILIS ENERGY, INC. Reservoir : Cum Oil (Mbbl) : 261.042 Based on SEC Parameters WOLFCAMP B Co., State : Cum Gas (MMcf) : 1,090.404 Constant Prices & Costs WINKLER, TX API : 4249533917 Cum NGL (Mbbl) : 0.000 Oil $55.69/bbl, Gas $2.58/mmbtu Gross Gross Net Net Net Oil Gas NGL Total Year Oil Gas Oil Gas NGL Price Price Price Revenue (Mbbl) (MMcf) (Mbbl) (MMcf) (Mbbl) ($/bbl) ($/Mcf) ($/bbl) (M$) 2020 26.053 163.002 15.175 74.053 5.674 52.73 1.37 15.04 986.930 2021 19.078 124.922 11.112 56.753 4.348 53.57 1.37 15.04 738.400 2022 15.089 101.511 8.788 46.117 3.533 53.57 1.37 15.04 587.108 2023 12.483 85.508 7.271 38.847 2.976 53.57 1.37 15.04 487.474 2024 10.674 74.061 6.217 33.647 2.578 53.57 1.37 15.04 417.901 2025 9.279 65.006 5.404 29.533 2.263 53.57 1.37 15.04 363.999 2026 8.225 58.060 4.791 26.377 2.021 53.57 1.37 15.04 323.172 2027 7.387 52.457 4.303 23.832 1.826 53.57 1.37 15.04 290.594 2028 6.722 47.966 3.915 21.791 1.670 53.57 1.37 15.04 264.683 2029 6.135 43.930 3.573 19.958 1.529 53.57 1.37 15.04 241.764 2030 5.657 40.417 3.295 18.362 1.407 53.57 1.37 15.04 222.810 2031 5.248 37.186 3.056 16.894 1.294 53.57 1.37 15.04 206.339 2032 4.907 34.303 2.858 15.584 1.194 53.57 1.37 15.04 192.397 2033 4.584 31.471 2.670 14.297 1.095 53.57 1.37 15.04 179.075 2034 4.307 28.955 2.509 13.154 1.008 53.57 1.37 15.04 167.565 Rem 1.235 8.189 0.720 3.720 0.285 0.00 0.00 0.00 47.931 Total 147.063 996.944 85.656 452.920 34.702 53.42 1.37 15.04 5,718.140 Ult 408.105 2,087.348 Well Net Tax Net Tax Net Net Net Non-Disc. 10.0% Ann 10.0% Cum Year Count Production AdValorem Oper. Costs Other Costs Investment Cash Flow Disc. Cash Disc. Cash (M$) (M$) (M$) (M$) (M$) (M$) Flow (M$) Flow (M$) 2020 1 50.990 24.673 142.957 161.866 0.000 606.443 579.555 579.555 2021 1 38.247 18.460 120.514 121.964 0.000 439.214 381.728 961.283 2022 1 30.484 14.678 120.514 98.137 0.000 323.296 255.352 1,216.635 2023 1 25.351 12.187 120.514 82.133 0.000 247.289 177.529 1,394.164 2024 1 21.758 10.448 120.514 70.813 0.000 194.368 126.830 1,520.994 2025 1 18.969 9.100 120.514 61.944 0.000 153.472 91.019 1,612.013 2026 1 16.853 8.079 120.514 55.180 0.000 122.546 66.071 1,678.084 2027 1 15.162 7.265 120.514 49.750 0.000 97.903 47.987 1,726.072 2028 1 13.816 6.617 120.514 45.413 0.000 78.322 34.903 1,760.975 2029 1 12.624 6.044 120.514 41.543 0.000 61.039 24.724 1,785.698 2030 1 11.632 5.570 120.514 38.250 0.000 46.844 17.252 1,802.951 2031 1 10.764 5.158 120.514 35.293 0.000 34.610 11.591 1,814.541 2032 1 10.024 4.810 120.514 32.711 0.000 24.337 7.415 1,821.957 2033 1 9.315 4.477 120.514 30.203 0.000 14.566 4.036 1,825.992 2034 1 8.700 4.189 120.514 28.000 0.000 6.163 1.557 1,827.549 Rem 2.485 1.198 35.593 7.960 92.614 -91.920 -21.389 Total 297.174 142.954 1,865.744 961.160 92.614 2,358.494 1,806.160 1,806.160 Major Phase : Oil Abandonment Date : 04/19/2035 Present Worth Profile (M$) Perfs : 0 - 0 Working Int : 0.74991180 PW 5.000% : 2,045.626 Initial Rate : 2,604.342 bbl/month Revenue Int : 0.58244672 PW 8.000% : 1,894.572 Abandonment : 341.812 bbl/month Disc. Initial Invest. (M$) : 21.554 PW 9.000% : 1,849.241 Initial Decline : 35.08 % year b = 1.000 ROInvestment (disc/undisc) : 84.80 / 26.47 PW 10.000% : 1,806.160 Beg Ratio : 6.064 mcf/bbl Years to Payout : 0.14 PW 12.000% : 1,726.191 End Ratio : 6.607 mcf/bbl Internal ROR (%) : >1000 PW 15.000% : 1,619.866 LPC Eco DetailedNGL.rpt Page 17 of 35 THESE DATA ARE PART OF A LAROCHE PETROLEUM CONSULTANTS, LTD. REPORT AND ARE SUBJECT TO THE CONDITIONS IN THE TEXT OF THE REPORT. CERTIFICATE OF REGISTRATION NUMBER F-1360 LaRoche Petroleum Consultants, Ltd.

Date : 3/12/2020 2:23:03PM ECONOMIC PROJECTION Project Name : Lilis Energy, Inc. As Of Date : 1/1/2020 Case : KUDU A 2H (Was Kudu 3H) Partner : All Cases Discount Rate (%) : 10.00 Reserve Cat. : Proved Producing Case Type : LEASE CASE Field : PHANTOM Archive Set : L19910 Operator : LILIS ENERGY, INC. Reservoir : Cum Oil (Mbbl) : 31.107 Based on SEC Parameters WOLFCAMP B Co., State : Cum Gas (MMcf) : 49.103 Constant Prices & Costs WINKLER, TX API : Cum NGL (Mbbl) : 0.000 Oil $55.69/bbl, Gas $2.58/mmbtu Gross Gross Net Net Net Oil Gas NGL Total Year Oil Gas Oil Gas NGL Price Price Price Revenue (Mbbl) (MMcf) (Mbbl) (MMcf) (Mbbl) ($/bbl) ($/Mcf) ($/bbl) (M$) 2020 133.724 225.439 83.271 109.498 8.389 52.56 1.37 15.04 4,653.126 2021 56.179 106.494 34.983 51.725 3.963 53.57 1.37 15.04 2,004.491 2022 36.163 70.551 22.519 34.267 2.625 53.57 1.37 15.04 1,292.774 2023 26.724 52.846 16.641 25.668 1.967 53.57 1.37 15.04 956.216 2024 21.260 42.375 13.239 20.582 1.577 53.57 1.37 15.04 761.115 2025 17.576 35.214 10.945 17.104 1.310 53.57 1.37 15.04 629.440 2026 15.014 30.193 9.350 14.665 1.124 53.57 1.37 15.04 537.841 2027 13.106 26.427 8.161 12.836 0.983 53.57 1.37 15.04 469.555 2028 11.658 23.559 7.260 11.443 0.877 53.57 1.37 15.04 417.757 2029 10.447 21.148 6.506 10.272 0.787 53.57 1.37 15.04 374.413 2030 9.487 19.231 5.908 9.341 0.716 53.57 1.37 15.04 340.028 2031 8.689 17.632 5.410 8.564 0.656 53.57 1.37 15.04 311.433 2032 8.035 16.323 5.004 7.928 0.607 53.57 1.37 15.04 288.036 2033 7.435 15.117 4.630 7.342 0.563 53.57 1.37 15.04 266.552 2034 6.936 14.112 4.319 6.854 0.525 53.57 1.37 15.04 248.663 Rem 36.289 73.886 22.597 35.887 2.750 0.00 0.00 0.00 1,301.056 Total 418.725 790.546 260.742 383.975 29.419 53.25 1.37 15.04 14,852.496 Ult 449.832 839.649 Well Net Tax Net Tax Net Net Net Non-Disc. 10.0% Ann 10.0% Cum Year Count Production AdValorem Oper. Costs Other Costs Investment Cash Flow Disc. Cash Disc. Cash (M$) (M$) (M$) (M$) (M$) (M$) Flow (M$) Flow (M$) 2020 1 222.806 116.328 152.808 489.856 40.728 3,630.601 3,497.990 3,497.990 2021 1 96.310 50.112 130.903 213.578 0.000 1,513.588 1,318.194 4,816.184 2022 1 62.181 32.319 130.903 138.804 0.000 928.567 734.123 5,550.307 2023 1 46.016 23.905 130.903 103.044 0.000 652.348 468.558 6,018.866 2024 1 36.639 19.028 130.903 82.196 0.000 492.350 321.344 6,340.210 2025 1 30.306 15.736 130.903 68.072 0.000 384.423 228.012 6,568.222 2026 1 25.899 13.446 130.903 58.225 0.000 309.368 166.793 6,735.015 2027 1 22.614 11.739 130.903 50.871 0.000 253.429 124.204 6,859.219 2028 1 20.121 10.444 130.903 45.285 0.000 211.004 94.001 6,953.220 2029 1 18.034 9.360 130.903 40.606 0.000 175.510 71.067 7,024.287 2030 1 16.379 8.501 130.903 36.891 0.000 147.355 54.243 7,078.530 2031 1 15.002 7.786 130.903 33.799 0.000 123.943 41.478 7,120.008 2032 1 13.876 7.201 130.903 31.268 0.000 104.788 31.881 7,151.889 2033 1 12.841 6.664 130.903 28.943 0.000 87.201 24.114 7,176.002 2034 1 11.980 6.217 130.903 27.006 0.000 72.558 18.241 7,194.243 Rem 62.682 32.526 861.644 141.328 100.598 102.277 27.157 Total 713.686 371.312 2,847.088 1,589.772 141.326 9,189.312 7,221.400 7,221.400 Major Phase : Oil Abandonment Date : 08/03/2041 Present Worth Profile (M$) Perfs : 0 - 0 Working Int : 0.81455719 PW 5.000% : 8,037.038 Initial Rate : 22,812.500 bbl/month Revenue Int : 0.62270403 PW 8.000% : 7,516.900 Abandonment : 371.654 bbl/month Disc. Initial Invest. (M$) : 50.771 PW 9.000% : 7,364.637 Initial Decline : 93.00 % year b = 1.000 ROInvestment (disc/undisc) : 143.24 / 66.02 PW 10.000% : 7,221.400 Beg Ratio : 1.467 mcf/bbl Years to Payout : 0.02 PW 12.000% : 6,958.985 End Ratio : 2.036 mcf/bbl Internal ROR (%) : >1000 PW 15.000% : 6,616.114 LPC Eco DetailedNGL.rpt Page 18 of 35 THESE DATA ARE PART OF A LAROCHE PETROLEUM CONSULTANTS, LTD. REPORT AND ARE SUBJECT TO THE CONDITIONS IN THE TEXT OF THE REPORT. CERTIFICATE OF REGISTRATION NUMBER F-1360 LaRoche Petroleum Consultants, Ltd.

Date : 3/12/2020 2:23:03PM ECONOMIC PROJECTION Project Name : Lilis Energy, Inc. As Of Date : 1/1/2020 Case : KUDU B 1H - 1H Partner : All Cases Discount Rate (%) : 10.00 Reserve Cat. : Proved Producing Case Type : LEASE CASE Field : PHANTOM (WOLFCAMP) Archive Set : L19910 Operator : IMPETRO OPERATING LLC Reservoir : Cum Oil (Mbbl) : 106.551 Based on SEC Parameters WOLFCAMP A Co., State : Cum Gas (MMcf) : 679.075 Constant Prices & Costs Winkler, TX API : 4249531705 Cum NGL (Mbbl) : 0.000 Oil $55.69/bbl, Gas $2.58/mmbtu Gross Gross Net Net Net Oil Gas NGL Total Year Oil Gas Oil Gas NGL Price Price Price Revenue (Mbbl) (MMcf) (Mbbl) (MMcf) (Mbbl) ($/bbl) ($/Mcf) ($/bbl) (M$) 2020 8.179 128.042 5.041 61.552 4.716 52.76 1.37 15.04 421.166 2021 6.717 100.468 4.140 48.297 3.700 53.57 1.37 15.04 343.577 2022 5.712 82.861 3.520 39.833 3.052 53.57 1.37 15.04 289.042 2023 4.969 70.516 3.062 33.899 2.597 53.57 1.37 15.04 249.543 2024 4.408 61.537 2.717 29.582 2.267 53.57 1.37 15.04 220.155 2025 3.942 54.324 2.430 26.115 2.001 53.57 1.37 15.04 196.023 2026 0.205 2.804 0.126 1.348 0.103 53.57 1.37 15.04 10.159 Rem 0.000 0.000 0.000 0.000 0.000 0.00 0.00 0.00 0.000 Total 34.132 500.552 21.036 240.626 18.436 53.38 1.37 15.04 1,729.665 Ult 140.683 1,179.627 Well Net Tax Net Tax Net Net Net Non-Disc. 10.0% Ann 10.0% Cum Year Count Production AdValorem Oper. Costs Other Costs Investment Cash Flow Disc. Cash Disc. Cash (M$) (M$) (M$) (M$) (M$) (M$) Flow (M$) Flow (M$) 2020 1 23.960 10.529 151.198 104.015 0.000 131.464 125.210 125.210 2021 1 19.404 8.589 127.461 82.359 0.000 105.763 91.954 217.163 2022 1 16.266 7.226 127.461 68.353 0.000 69.736 55.130 272.293 2023 1 14.007 6.239 127.461 58.438 0.000 43.399 31.207 303.500 2024 1 12.334 5.504 127.461 51.176 0.000 23.681 15.507 319.007 2025 1 10.965 4.901 127.461 45.303 0.000 7.393 4.428 323.435 2026 1 0.568 0.254 6.853 2.342 97.953 -97.810 -54.931 268.504 Rem 0.000 0.000 0.000 0.000 0.000 0.000 0.000 Total 97.503 43.242 795.356 411.984 97.953 283.626 268.504 268.504 Major Phase : Oil Abandonment Date : 01/20/2026 Present Worth Profile (M$) Perfs : 0 - 0 Working Int : 0.79314179 PW 5.000% : 277.089 Initial Rate : 757.870 bbl/month Revenue Int : 0.61630850 PW 8.000% : 272.096 Abandonment : 310.723 bbl/month Disc. Initial Invest. (M$) : 55.011 PW 9.000% : 270.321 Initial Decline : 21.18 % year b = 1.000 ROInvestment (disc/undisc) : 5.88 / 3.90 PW 10.000% : 268.504 Beg Ratio : 16.117 mcf/bbl Years to Payout : 0.76 PW 12.000% : 264.774 End Ratio : 13.694 mcf/bbl Internal ROR (%) : >1000 PW 15.000% : 259.024 LPC Eco DetailedNGL.rpt Page 19 of 35 THESE DATA ARE PART OF A LAROCHE PETROLEUM CONSULTANTS, LTD. REPORT AND ARE SUBJECT TO THE CONDITIONS IN THE TEXT OF THE REPORT. CERTIFICATE OF REGISTRATION NUMBER F-1360 LaRoche Petroleum Consultants, Ltd.

Date : 3/12/2020 2:23:03PM ECONOMIC PROJECTION Project Name : Lilis Energy, Inc. As Of Date : 1/1/2020 Case : KUDU B 2H (Was Kudu 4H) Partner : All Cases Discount Rate (%) : 10.00 Reserve Cat. : Proved Producing Case Type : LEASE CASE Field : PHANTOM Archive Set : L19910 Operator : LILIS ENERGY, INC. Reservoir : Cum Oil (Mbbl) : 19.144 Based on SEC Parameters WOLFCAMP B Co., State : Cum Gas (MMcf) : 29.934 Constant Prices & Costs WINKLER, TX API : Cum NGL (Mbbl) : 0.000 Oil $55.69/bbl, Gas $2.58/mmbtu Gross Gross Net Net Net Oil Gas NGL Total Year Oil Gas Oil Gas NGL Price Price Price Revenue (Mbbl) (MMcf) (Mbbl) (MMcf) (Mbbl) ($/bbl) ($/Mcf) ($/bbl) (M$) 2020 74.455 85.526 45.461 40.732 3.121 52.58 1.37 15.04 2,492.852 2021 32.476 52.595 19.829 25.048 1.919 53.57 1.37 15.04 1,125.416 2022 21.085 38.152 12.874 18.170 1.392 53.57 1.37 15.04 735.479 2023 15.643 29.957 9.551 14.267 1.093 53.57 1.37 15.04 547.647 2024 12.473 24.731 7.616 11.778 0.902 53.57 1.37 15.04 437.689 2025 10.327 20.963 6.306 9.983 0.765 53.57 1.37 15.04 362.968 2026 8.831 18.233 5.392 8.683 0.665 53.57 1.37 15.04 310.765 2027 7.715 16.133 4.710 7.683 0.589 53.57 1.37 15.04 271.719 2028 6.867 14.505 4.193 6.908 0.529 53.57 1.37 15.04 242.031 2029 6.157 13.110 3.759 6.244 0.478 53.57 1.37 15.04 217.127 2030 5.593 11.989 3.415 5.710 0.437 53.57 1.37 15.04 197.341 2031 5.124 11.045 3.129 5.260 0.403 53.57 1.37 15.04 180.864 2032 4.740 10.266 2.894 4.889 0.375 53.57 1.37 15.04 167.370 2033 0.903 1.961 0.551 0.934 0.072 53.57 1.37 15.04 31.891 Rem 0.000 0.000 0.000 0.000 0.000 0.00 0.00 0.00 0.000 Total 212.390 349.166 129.680 166.290 12.741 53.22 1.37 15.04 7,321.157 Ult 231.534 379.100 Well Net Tax Net Tax Net Net Net Non-Disc. 10.0% Ann 10.0% Cum Year Count Production AdValorem Oper. Costs Other Costs Investment Cash Flow Disc. Cash Disc. Cash (M$) (M$) (M$) (M$) (M$) (M$) Flow (M$) Flow (M$) 2020 1 118.048 62.321 150.882 242.832 40.215 1,878.553 1,809.880 1,809.880 2021 1 53.780 28.135 129.253 115.822 0.000 798.426 695.470 2,505.350 2022 1 35.278 18.387 129.253 77.791 0.000 474.769 375.452 2,880.802 2023 1 26.323 13.691 129.253 58.784 0.000 319.596 229.630 3,110.432 2024 1 21.065 10.942 129.253 47.419 0.000 229.009 149.531 3,259.963 2025 1 17.485 9.074 129.253 39.576 0.000 167.580 99.442 3,359.405 2026 1 14.980 7.769 129.253 34.042 0.000 124.720 67.279 3,426.684 2027 1 13.105 6.793 129.253 29.871 0.000 92.697 45.461 3,472.145 2028 1 11.678 6.051 129.253 26.682 0.000 68.367 30.487 3,502.632 2029 1 10.479 5.428 129.253 23.991 0.000 47.975 19.448 3,522.080 2030 1 9.527 4.934 129.253 21.846 0.000 31.781 11.718 3,533.798 2031 1 8.734 4.522 129.253 20.053 0.000 18.302 6.141 3,539.939 2032 1 8.084 4.184 129.253 18.582 0.000 7.267 2.229 3,542.168 2033 1 1.540 0.797 25.544 3.543 99.330 -98.864 -28.098 3,514.071 Rem 0.000 0.000 0.000 0.000 0.000 0.000 0.000 Total 350.106 183.029 1,727.466 760.833 139.545 4,160.178 3,514.071 3,514.071 Major Phase : Oil Abandonment Date : 03/14/2033 Present Worth Profile (M$) Perfs : 0 - 0 Working Int : 0.80429422 PW 5.000% : 3,802.257 Initial Rate : 12,046.892 bbl/month Revenue Int : 0.61057701 PW 8.000% : 3,622.141 Abandonment : 373.739 bbl/month Disc. Initial Invest. (M$) : 65.671 PW 9.000% : 3,566.991 Initial Decline : 90.82 % year b = 1.000 ROInvestment (disc/undisc) : 54.51 / 30.81 PW 10.000% : 3,514.071 Beg Ratio : 0.812 mcf/bbl Years to Payout : 0.04 PW 12.000% : 3,414.446 End Ratio : 2.172 mcf/bbl Internal ROR (%) : >1000 PW 15.000% : 3,278.961 LPC Eco DetailedNGL.rpt Page 20 of 35 THESE DATA ARE PART OF A LAROCHE PETROLEUM CONSULTANTS, LTD. REPORT AND ARE SUBJECT TO THE CONDITIONS IN THE TEXT OF THE REPORT. CERTIFICATE OF REGISTRATION NUMBER F-1360 LaRoche Petroleum Consultants, Ltd.

Date : 3/12/2020 2:23:03PM ECONOMIC PROJECTION Project Name : Lilis Energy, Inc. As Of Date : 1/1/2020 Case : LION 1H - 1H Partner : All Cases Discount Rate (%) : 10.00 Reserve Cat. : Proved Producing Case Type : LEASE CASE Field : PHANTOM Archive Set : L19910 Operator : LILIS ENERGY, INC. Reservoir : Cum Oil (Mbbl) : 160.506 Based on SEC Parameters WOLFCAMP B Co., State : Cum Gas (MMcf) : 1,107.513 Constant Prices & Costs WINKLER, TX API : 4249531858 Cum NGL (Mbbl) : 0.000 Oil $55.69/bbl, Gas $2.58/mmbtu Gross Gross Net Net Net Oil Gas NGL Total Year Oil Gas Oil Gas NGL Price Price Price Revenue (Mbbl) (MMcf) (Mbbl) (MMcf) (Mbbl) ($/bbl) ($/Mcf) ($/bbl) (M$) 2020 20.859 216.187 14.609 118.100 9.049 52.74 1.37 15.04 1,068.303 2021 15.850 164.138 11.101 89.666 6.870 53.57 1.37 15.04 820.819 2022 12.813 133.225 8.974 72.779 5.576 53.57 1.37 15.04 664.270 2023 10.755 112.467 7.532 61.439 4.707 53.57 1.37 15.04 558.455 2024 9.291 97.768 6.507 53.409 4.092 53.57 1.37 15.04 483.293 2025 8.139 86.188 5.701 47.083 3.607 53.57 1.37 15.04 424.126 2026 7.259 77.334 5.084 42.246 3.237 53.57 1.37 15.04 378.883 2027 6.550 70.197 4.588 38.348 2.938 53.57 1.37 15.04 342.467 2028 5.983 64.486 4.191 35.228 2.699 53.57 1.37 15.04 313.335 2029 5.479 59.372 3.838 32.434 2.485 53.57 1.37 15.04 287.378 2030 5.066 55.175 3.548 30.141 2.309 53.57 1.37 15.04 266.085 2031 4.711 51.556 3.299 28.164 2.158 53.57 1.37 15.04 247.766 2032 4.414 48.518 3.091 26.505 2.031 53.57 1.37 15.04 232.437 2033 3.524 38.805 2.468 21.199 1.624 53.57 1.37 15.04 185.674 Rem 0.000 0.000 0.000 0.000 0.000 0.00 0.00 0.00 0.000 Total 120.693 1,275.416 84.529 696.739 53.383 53.43 1.37 15.04 6,273.290 Ult 281.199 2,382.929 Well Net Tax Net Tax Net Net Net Non-Disc. 10.0% Ann 10.0% Cum Year Count Production AdValorem Oper. Costs Other Costs Investment Cash Flow Disc. Cash Disc. Cash (M$) (M$) (M$) (M$) (M$) (M$) Flow (M$) Flow (M$) 2020 1 57.981 26.708 176.513 222.046 141.138 443.917 427.779 427.779 2021 1 44.469 20.520 151.210 168.626 0.000 435.994 378.882 806.661 2022 1 36.003 16.607 151.210 136.714 0.000 323.736 255.687 1,062.347 2023 1 30.287 13.961 151.210 115.230 0.000 247.767 177.871 1,240.218 2024 1 26.228 12.082 151.210 100.000 0.000 193.773 126.448 1,366.666 2025 1 23.033 10.603 151.210 88.004 0.000 151.276 89.722 1,456.389 2026 1 20.589 9.472 151.210 78.832 0.000 118.779 64.046 1,520.435 2027 1 18.622 8.562 151.210 71.443 0.000 92.630 45.409 1,565.844 2028 1 17.049 7.833 151.210 65.531 0.000 71.712 31.965 1,597.809 2029 1 15.645 7.184 151.210 60.248 0.000 53.091 21.511 1,619.320 2030 1 14.494 6.652 151.210 55.911 0.000 37.817 13.934 1,633.253 2031 1 13.504 6.194 151.210 52.176 0.000 24.683 8.272 1,641.526 2032 1 12.674 5.811 151.210 49.045 0.000 13.697 4.183 1,645.708 2033 1 10.126 4.642 126.940 39.208 116.204 -111.446 -29.710 1,615.998 Rem 0.000 0.000 0.000 0.000 0.000 0.000 0.000 Total 340.705 156.832 2,117.970 1,303.016 257.342 2,097.425 1,615.998 1,615.998 Major Phase : Oil Abandonment Date : 11/06/2033 Present Worth Profile (M$) Perfs : 0 - 0 Working Int : 0.94092107 PW 5.000% : 1,828.030 Initial Rate : 2,032.579 bbl/month Revenue Int : 0.70036395 PW 8.000% : 1,694.853 Abandonment : 336.970 bbl/month Disc. Initial Invest. (M$) : 162.446 PW 9.000% : 1,654.504 Initial Decline : 30.51 % year b = 1.001 ROInvestment (disc/undisc) : 10.95 / 9.15 PW 10.000% : 1,615.998 Beg Ratio : 10.402 mcf/bbl Years to Payout : 0.41 PW 12.000% : 1,544.120 End Ratio : 11.013 mcf/bbl Internal ROR (%) : >1000 PW 15.000% : 1,447.776 LPC Eco DetailedNGL.rpt Page 21 of 35 THESE DATA ARE PART OF A LAROCHE PETROLEUM CONSULTANTS, LTD. REPORT AND ARE SUBJECT TO THE CONDITIONS IN THE TEXT OF THE REPORT. CERTIFICATE OF REGISTRATION NUMBER F-1360 LaRoche Petroleum Consultants, Ltd.

Date : 3/12/2020 2:23:03PM ECONOMIC PROJECTION Project Name : Lilis Energy, Inc. As Of Date : 1/1/2020 Case : LION 3H - 3H Partner : All Cases Discount Rate (%) : 10.00 Reserve Cat. : Proved Producing Case Type : LEASE CASE Field : PHANTOM Archive Set : L19910 Operator : LILIS ENERGY, INC. Reservoir : Cum Oil (Mbbl) : 201.350 Based on SEC Parameters WOLFCAMP B Co., State : Cum Gas (MMcf) : 1,428.456 Constant Prices & Costs WINKLER, TX API : 4249533944 Cum NGL (Mbbl) : 0.000 Oil $55.69/bbl, Gas $2.58/mmbtu Gross Gross Net Net Net Oil Gas NGL Total Year Oil Gas Oil Gas NGL Price Price Price Revenue (Mbbl) (MMcf) (Mbbl) (MMcf) (Mbbl) ($/bbl) ($/Mcf) ($/bbl) (M$) 2020 48.215 391.336 34.883 220.840 16.920 52.73 1.37 15.04 2,396.510 2021 35.979 290.811 26.031 164.111 12.574 53.57 1.37 15.04 1,808.364 2022 28.770 231.577 20.815 130.684 10.013 53.57 1.37 15.04 1,444.650 2023 23.974 192.173 17.345 108.448 8.309 53.57 1.37 15.04 1,202.685 2024 20.604 164.474 14.907 92.816 7.111 53.57 1.37 15.04 1,032.641 2025 17.979 142.927 13.008 80.657 6.180 53.57 1.37 15.04 900.249 2026 15.985 126.548 11.565 71.414 5.472 53.57 1.37 15.04 799.643 2027 14.389 113.445 10.411 64.020 4.905 53.57 1.37 15.04 719.156 2028 13.118 102.994 9.491 58.122 4.453 53.57 1.37 15.04 655.006 2029 11.993 93.770 8.677 52.917 4.054 53.57 1.37 15.04 598.269 2030 11.072 86.215 8.011 48.653 3.728 53.57 1.37 15.04 551.839 2031 10.283 79.739 7.440 44.999 3.448 53.57 1.37 15.04 512.037 2032 9.625 74.323 6.963 41.942 3.214 53.57 1.37 15.04 478.802 2033 8.999 69.203 6.510 39.053 2.992 53.57 1.37 15.04 447.258 2034 8.458 64.774 6.119 36.553 2.801 53.57 1.37 15.04 419.985 Rem 86.415 641.547 62.520 362.039 27.739 0.00 0.00 0.00 4,262.284 Total 365.858 2,865.856 264.695 1,617.268 123.912 53.46 1.37 15.04 18,229.378 Ult 567.208 4,294.312 Well Net Tax Net Tax Net Net Net Non-Disc. 10.0% Ann 10.0% Cum Year Count Production AdValorem Oper. Costs Other Costs Investment Cash Flow Disc. Cash Disc. Cash (M$) (M$) (M$) (M$) (M$) (M$) Flow (M$) Flow (M$) 2020 1 126.830 59.913 169.488 447.055 0.000 1,593.225 1,522.495 1,522.495 2021 1 95.514 45.209 104.680 332.673 0.000 1,230.288 1,068.798 2,591.293 2022 1 76.273 36.116 104.680 265.275 0.000 962.306 759.743 3,351.036 2023 1 63.472 30.067 104.680 220.440 0.000 784.027 562.608 3,913.643 2024 1 54.476 25.816 104.680 188.926 0.000 658.743 429.629 4,343.273 2025 1 47.473 22.506 104.680 164.403 0.000 561.188 332.658 4,675.931 2026 1 42.151 19.991 104.680 145.763 0.000 487.058 262.457 4,938.388 2027 1 37.893 17.979 104.680 130.852 0.000 427.752 209.540 5,147.927 2028 1 34.499 16.375 104.680 118.963 0.000 380.490 169.424 5,317.351 2029 1 31.498 14.957 104.680 108.460 0.000 338.675 137.075 5,454.426 2030 1 29.042 13.796 104.680 99.860 0.000 304.461 112.026 5,566.452 2031 1 26.937 12.801 104.680 92.489 0.000 275.130 92.033 5,658.485 2032 1 25.178 11.970 104.680 86.328 0.000 250.645 76.215 5,734.700 2033 1 23.510 11.181 104.680 80.494 0.000 227.393 62.850 5,797.550 2034 1 22.068 10.500 104.680 75.448 0.000 207.290 52.089 5,849.639 Rem 223.306 106.557 1,784.339 755.325 120.063 1,272.694 211.376 Total 960.120 455.734 3,419.344 3,312.753 120.063 9,961.363 6,061.015 6,061.015 Major Phase : Oil Abandonment Date : 01/17/2052 Present Worth Profile (M$) Perfs : 0 - 0 Working Int : 0.97217342 PW 5.000% : 7,490.595 Initial Rate : 4,756.723 bbl/month Revenue Int : 0.72349069 PW 8.000% : 6,551.279 Abandonment : 238.128 bbl/month Disc. Initial Invest. (M$) : 5.663 PW 9.000% : 6,294.916 Initial Decline : 32.74 % year b = 1.000 ROInvestment (disc/undisc) : 1,071.32 / 83.97 PW 10.000% : 6,061.015 Beg Ratio : 8.132 mcf/bbl Years to Payout : 0.07 PW 12.000% : 5,650.005 End Ratio : 7.122 mcf/bbl Internal ROR (%) : >1000 PW 15.000% : 5,145.097 LPC Eco DetailedNGL.rpt Page 22 of 35 THESE DATA ARE PART OF A LAROCHE PETROLEUM CONSULTANTS, LTD. REPORT AND ARE SUBJECT TO THE CONDITIONS IN THE TEXT OF THE REPORT. CERTIFICATE OF REGISTRATION NUMBER F-1360 LaRoche Petroleum Consultants, Ltd.

Date : 3/12/2020 2:23:03PM ECONOMIC PROJECTION Project Name : Lilis Energy, Inc. As Of Date : 1/1/2020 Case : MEERKAT 1H - 1H Partner : All Cases Discount Rate (%) : 10.00 Reserve Cat. : Proved Producing Case Type : LEASE CASE Field : PHANTOM Archive Set : L19910 Operator : LILIS ENERGY, INC. Reservoir : Cum Oil (Mbbl) : 121.980 Based on SEC Parameters WOLFCAMP XY Co., State : Cum Gas (MMcf) : 1,290.570 Constant Prices & Costs WINKLER, TX API : 4249533991 Cum NGL (Mbbl) : 0.000 Oil $55.69/bbl, Gas $2.58/mmbtu Gross Gross Net Net Net Oil Gas NGL Total Year Oil Gas Oil Gas NGL Price Price Price Revenue (Mbbl) (MMcf) (Mbbl) (MMcf) (Mbbl) ($/bbl) ($/Mcf) ($/bbl) (M$) 2020 33.437 420.543 25.078 246.017 18.849 52.73 1.37 15.04 1,942.861 2021 24.628 318.959 18.471 186.591 14.296 53.57 1.37 15.04 1,460.084 2022 19.544 257.540 14.658 150.661 11.543 53.57 1.37 15.04 1,165.190 2023 16.204 216.005 12.153 126.363 9.682 53.57 1.37 15.04 969.737 2024 13.877 186.505 10.408 109.105 8.359 53.57 1.37 15.04 832.702 2025 12.077 163.316 9.058 95.540 7.320 53.57 1.37 15.04 726.176 2026 10.715 145.596 8.036 85.174 6.526 53.57 1.37 15.04 645.325 2027 9.630 131.349 7.222 76.839 5.887 53.57 1.37 15.04 580.698 2028 8.767 119.958 6.575 70.176 5.377 53.57 1.37 15.04 529.235 2029 8.006 109.833 6.005 64.252 4.923 53.57 1.37 15.04 483.723 2030 7.385 101.531 5.539 59.395 4.551 53.57 1.37 15.04 446.504 2031 6.853 94.396 5.140 55.222 4.231 53.57 1.37 15.04 414.609 2032 6.410 88.433 4.807 51.733 3.964 53.57 1.37 15.04 387.996 2033 5.989 82.743 4.492 48.405 3.709 53.57 1.37 15.04 362.712 2034 5.628 77.778 4.221 45.500 3.486 53.57 1.37 15.04 340.888 Rem 46.373 640.819 34.780 374.879 28.722 0.00 0.00 0.00 2,808.613 Total 235.524 3,155.304 176.643 1,845.853 141.425 53.45 1.37 15.04 14,097.054 Ult 357.504 4,445.874 Well Net Tax Net Tax Net Net Net Non-Disc. 10.0% Ann 10.0% Cum Year Count Production AdValorem Oper. Costs Other Costs Investment Cash Flow Disc. Cash Disc. Cash (M$) (M$) (M$) (M$) (M$) (M$) Flow (M$) Flow (M$) 2020 1 107.741 48.572 174.339 439.242 0.000 1,172.968 1,120.915 1,120.915 2021 1 81.092 36.502 107.676 330.850 0.000 903.964 785.393 1,906.308 2022 1 64.843 29.130 107.676 266.070 0.000 697.471 550.706 2,457.014 2023 1 54.037 24.243 107.676 222.572 0.000 561.208 402.749 2,859.763 2024 1 46.445 20.818 107.676 191.817 0.000 465.946 303.914 3,163.677 2025 1 40.532 18.154 107.676 167.735 0.000 392.079 232.432 3,396.109 2026 1 36.039 16.133 107.676 149.375 0.000 336.101 181.126 3,577.236 2027 1 32.445 14.517 107.676 134.643 0.000 291.417 142.765 3,720.001 2028 1 29.580 13.231 107.676 122.881 0.000 255.867 113.943 3,833.944 2029 1 27.044 12.093 107.676 112.443 0.000 224.467 90.857 3,924.801 2030 1 24.970 11.163 107.676 103.892 0.000 198.803 73.155 3,997.956 2031 1 23.191 10.365 107.676 96.552 0.000 176.825 59.154 4,057.110 2032 1 21.707 9.700 107.676 90.420 0.000 158.494 48.199 4,105.309 2033 1 20.295 9.068 107.676 84.577 0.000 141.096 39.002 4,144.311 2034 1 19.075 8.522 107.676 79.497 0.000 126.118 31.695 4,176.005 Rem 157.160 70.215 1,297.322 654.983 123.500 505.433 99.336 Total 786.196 352.426 2,979.125 3,247.549 123.500 6,608.257 4,275.342 4,275.342 Major Phase : Oil Abandonment Date : 01/18/2047 Present Worth Profile (M$) Perfs : 0 - 0 Working Int : 1.00000000 PW 5.000% : 5,172.872 Initial Rate : 3,328.820 bbl/month Revenue Int : 0.75000001 PW 8.000% : 4,589.119 Abandonment : 215.881 bbl/month Disc. Initial Invest. (M$) : 9.378 PW 9.000% : 4,425.830 Initial Decline : 34.35 % year b = 1.000 ROInvestment (disc/undisc) : 456.89 / 54.51 PW 10.000% : 4,275.342 Beg Ratio : 12.326 mcf/bbl Years to Payout : 0.09 PW 12.000% : 4,007.430 End Ratio : 13.819 mcf/bbl Internal ROR (%) : >1000 PW 15.000% : 3,672.341 LPC Eco DetailedNGL.rpt Page 23 of 35 THESE DATA ARE PART OF A LAROCHE PETROLEUM CONSULTANTS, LTD. REPORT AND ARE SUBJECT TO THE CONDITIONS IN THE TEXT OF THE REPORT. CERTIFICATE OF REGISTRATION NUMBER F-1360 LaRoche Petroleum Consultants, Ltd.

Date : 3/12/2020 2:23:03PM ECONOMIC PROJECTION Project Name : Lilis Energy, Inc. As Of Date : 1/1/2020 Case : MOOSE 1H - 1H Partner : All Cases Discount Rate (%) : 10.00 Reserve Cat. : Proved Producing Case Type : LEASE CASE Field : PHANTOM Archive Set : L19910 Operator : LILIS ENERGY, INC. Reservoir : Cum Oil (Mbbl) : 148.265 Based on SEC Parameters WOLFCAMP A Co., State : Cum Gas (MMcf) : 831.566 Constant Prices & Costs WINKLER, TX API : 4249534035 Cum NGL (Mbbl) : 0.000 Oil $55.69/bbl, Gas $2.58/mmbtu Gross Gross Net Net Net Oil Gas NGL Total Year Oil Gas Oil Gas NGL Price Price Price Revenue (Mbbl) (MMcf) (Mbbl) (MMcf) (Mbbl) ($/bbl) ($/Mcf) ($/bbl) (M$) 2020 54.845 297.515 33.080 139.970 10.724 52.73 1.37 15.04 2,097.367 2021 40.327 219.980 24.324 103.493 7.929 53.57 1.37 15.04 1,564.039 2022 31.971 174.957 19.283 82.311 6.306 53.57 1.37 15.04 1,240.603 2023 26.491 145.274 15.978 68.346 5.237 53.57 1.37 15.04 1,028.322 2024 22.676 124.537 13.677 58.590 4.489 53.57 1.37 15.04 880.445 2025 19.728 108.468 11.899 51.030 3.910 53.57 1.37 15.04 766.134 2026 17.499 96.295 10.555 45.304 3.471 53.57 1.37 15.04 679.676 2027 15.723 86.583 9.484 40.734 3.121 53.57 1.37 15.04 610.775 2028 14.313 78.857 8.633 37.100 2.842 53.57 1.37 15.04 556.023 2029 13.068 72.036 7.882 33.891 2.597 53.57 1.37 15.04 507.733 2030 12.053 66.463 7.270 31.268 2.396 53.57 1.37 15.04 468.296 2031 11.183 61.690 6.745 29.023 2.224 53.57 1.37 15.04 434.549 2032 10.459 57.710 6.308 27.151 2.080 53.57 1.37 15.04 406.417 2033 9.772 53.935 5.894 25.374 1.944 53.57 1.37 15.04 379.750 2034 9.183 50.688 5.539 23.847 1.827 53.57 1.37 15.04 356.868 Rem 77.014 425.083 46.452 199.986 15.323 0.00 0.00 0.00 2,992.807 Total 386.305 2,120.069 233.004 997.418 76.420 53.45 1.37 15.04 14,969.805 Ult 534.570 2,951.635 Well Net Tax Net Tax Net Net Net Non-Disc. 10.0% Ann 10.0% Cum Year Count Production AdValorem Oper. Costs Other Costs Investment Cash Flow Disc. Cash Disc. Cash (M$) (M$) (M$) (M$) (M$) (M$) Flow (M$) Flow (M$) 2020 1 107.083 52.434 144.963 323.012 115.911 1,353.964 1,297.331 1,297.331 2021 1 79.785 39.101 124.182 238.289 0.000 1,082.682 940.698 2,238.029 2022 1 63.302 31.015 124.182 189.269 0.000 832.834 657.597 2,895.626 2023 1 52.479 25.708 124.182 157.023 0.000 668.929 480.061 3,375.687 2024 1 44.938 22.011 124.182 134.527 0.000 554.786 361.863 3,737.550 2025 1 39.107 19.153 124.182 117.116 0.000 466.576 276.597 4,014.147 2026 1 34.696 16.992 124.182 103.937 0.000 399.869 215.491 4,229.638 2027 1 31.180 15.269 124.182 93.428 0.000 346.715 169.856 4,399.494 2028 1 28.387 13.901 124.182 85.073 0.000 304.481 135.591 4,535.085 2029 1 25.922 12.693 124.182 77.700 0.000 267.236 108.169 4,643.254 2030 1 23.910 11.707 124.182 71.676 0.000 236.821 87.145 4,730.399 2031 1 22.187 10.864 124.182 66.520 0.000 210.796 70.518 4,800.917 2032 1 20.751 10.160 124.182 62.222 0.000 189.101 57.507 4,858.424 2033 1 19.390 9.494 124.182 58.145 0.000 168.539 46.587 4,905.011 2034 1 18.222 8.922 124.182 54.643 0.000 150.899 37.922 4,942.933 Rem 152.813 74.820 1,535.945 458.254 95.433 675.541 125.245 Total 764.153 374.245 3,419.460 2,290.835 211.344 7,909.768 5,068.177 5,068.177 Major Phase : Oil Abandonment Date : 05/16/2047 Present Worth Profile (M$) Perfs : 0 - 0 Working Int : 0.77273914 PW 5.000% : 6,150.098 Initial Rate : 5,466.529 bbl/month Revenue Int : 0.60315999 PW 8.000% : 5,445.066 Abandonment : 345.262 bbl/month Disc. Initial Invest. (M$) : 114.940 PW 9.000% : 5,248.768 Initial Decline : 34.56 % year b = 1.000 ROInvestment (disc/undisc) : 45.09 / 38.43 PW 10.000% : 5,068.177 Beg Ratio : 5.404 mcf/bbl Years to Payout : 0.13 PW 12.000% : 4,747.376 End Ratio : 5.520 mcf/bbl Internal ROR (%) : >1000 PW 15.000% : 4,347.266 LPC Eco DetailedNGL.rpt Page 24 of 35 THESE DATA ARE PART OF A LAROCHE PETROLEUM CONSULTANTS, LTD. REPORT AND ARE SUBJECT TO THE CONDITIONS IN THE TEXT OF THE REPORT. CERTIFICATE OF REGISTRATION NUMBER F-1360 LaRoche Petroleum Consultants, Ltd.

Date : 3/12/2020 2:23:03PM ECONOMIC PROJECTION Project Name : Lilis Energy, Inc. As Of Date : 1/1/2020 Case : NE AXIS 2H Partner : All Cases Discount Rate (%) : 10.00 Reserve Cat. : Proved Producing Case Type : LEASE CASE Field : PHANTOM Archive Set : L19910 Operator : LILIS ENERGY, INC. Reservoir : Cum Oil (Mbbl) : 52.198 Based on SEC Parameters WOLFCAMP A Co., State : Cum Gas (MMcf) : 830.002 Constant Prices & Costs WINKLER, TX API : Cum NGL (Mbbl) : 0.000 Oil $55.69/bbl, Gas $2.58/mmbtu Gross Gross Net Net Net Oil Gas NGL Total Year Oil Gas Oil Gas NGL Price Price Price Revenue (Mbbl) (MMcf) (Mbbl) (MMcf) (Mbbl) ($/bbl) ($/Mcf) ($/bbl) (M$) 2020 60.187 523.142 46.845 317.594 24.333 52.68 1.37 15.04 3,268.586 2021 36.204 432.510 28.178 262.572 20.118 53.57 1.37 15.04 2,171.725 2022 26.020 301.143 20.252 182.821 14.007 53.57 1.37 15.04 1,545.979 2023 20.327 231.272 15.821 140.403 10.757 53.57 1.37 15.04 1,201.611 2024 16.725 188.273 13.018 114.298 8.757 53.57 1.37 15.04 985.621 2025 14.144 158.054 11.009 95.953 7.352 53.57 1.37 15.04 831.744 2026 12.282 136.508 9.559 82.872 6.350 53.57 1.37 15.04 721.091 2027 10.853 120.139 8.447 72.935 5.588 53.57 1.37 15.04 636.468 2028 9.748 107.559 7.587 65.298 5.003 53.57 1.37 15.04 571.128 2029 8.804 96.886 6.852 58.818 4.507 53.57 1.37 15.04 515.405 2030 8.045 88.351 6.262 53.637 4.110 53.57 1.37 15.04 470.718 2031 7.407 81.199 5.765 49.295 3.777 53.57 1.37 15.04 433.169 2032 6.881 75.317 5.356 45.724 3.503 53.57 1.37 15.04 402.232 2033 6.392 69.874 4.975 42.420 3.250 53.57 1.37 15.04 373.512 2034 5.983 65.325 4.657 39.658 3.039 53.57 1.37 15.04 349.485 Rem 45.638 497.939 35.521 302.294 23.161 0.00 0.00 0.00 2,665.256 Total 295.641 3,173.493 230.103 1,926.593 147.611 53.39 1.37 15.04 17,143.727 Ult 347.839 4,003.495 Well Net Tax Net Tax Net Net Net Non-Disc. 10.0% Ann 10.0% Cum Year Count Production AdValorem Oper. Costs Other Costs Investment Cash Flow Disc. Cash Disc. Cash (M$) (M$) (M$) (M$) (M$) (M$) Flow (M$) Flow (M$) 2020 1 174.186 81.715 174.339 881.884 0.000 1,956.462 1,874.181 1,874.181 2021 1 119.516 54.293 107.676 686.671 0.000 1,203.568 1,046.831 2,921.013 2022 1 84.779 38.649 107.676 480.651 0.000 834.223 659.102 3,580.115 2023 1 65.770 30.040 107.676 370.207 0.000 627.919 450.818 4,030.932 2024 1 53.884 24.641 107.676 301.932 0.000 497.488 324.590 4,355.523 2025 1 45.435 20.794 107.676 253.795 0.000 404.044 239.585 4,595.108 2026 1 39.367 18.027 107.676 219.402 0.000 336.618 181.441 4,776.549 2027 1 34.732 15.912 107.676 193.232 0.000 284.916 139.605 4,916.154 2028 1 31.155 14.278 107.676 173.097 0.000 244.922 109.085 5,025.239 2029 1 28.107 12.885 107.676 155.991 0.000 210.745 85.315 5,110.555 2030 1 25.664 11.768 107.676 142.303 0.000 183.307 67.462 5,178.016 2031 1 23.613 10.829 107.676 130.825 0.000 160.226 53.607 5,231.624 2032 1 21.922 10.056 107.676 121.382 0.000 141.196 42.944 5,274.568 2033 1 20.354 9.338 107.676 112.636 0.000 123.509 34.144 5,308.712 2034 1 19.042 8.737 107.676 105.325 0.000 108.704 27.320 5,336.032 Rem 145.212 66.631 1,160.174 802.936 123.500 366.803 76.579 Total 932.740 428.593 2,841.977 5,132.270 123.500 7,684.647 5,412.611 5,412.611 Major Phase : Oil Abandonment Date : 10/13/2045 Present Worth Profile (M$) Perfs : 0 - 0 Working Int : 1.00000000 PW 5.000% : 6,311.733 Initial Rate : 7,014.484 bbl/month Revenue Int : 0.77831945 PW 8.000% : 5,731.252 Abandonment : 247.983 bbl/month Disc. Initial Invest. (M$) : 10.580 PW 9.000% : 5,566.056 Initial Decline : 59.54 % year b = 1.000 ROInvestment (disc/undisc) : 512.61 / 63.22 PW 10.000% : 5,412.611 Beg Ratio : 0.000 mcf/bbl Years to Payout : 0.05 PW 12.000% : 5,136.395 End Ratio : 10.911 mcf/bbl Internal ROR (%) : >1000 PW 15.000% : 4,784.949 LPC Eco DetailedNGL.rpt Page 25 of 35 THESE DATA ARE PART OF A LAROCHE PETROLEUM CONSULTANTS, LTD. REPORT AND ARE SUBJECT TO THE CONDITIONS IN THE TEXT OF THE REPORT. CERTIFICATE OF REGISTRATION NUMBER F-1360 LaRoche Petroleum Consultants, Ltd.

Date : 3/12/2020 2:23:03PM ECONOMIC PROJECTION Project Name : Lilis Energy, Inc. As Of Date : 1/1/2020 Case : OSO 1H Partner : All Cases Discount Rate (%) : 10.00 Reserve Cat. : Proved Producing Case Type : LEASE CASE Field : PHANTOM Archive Set : L19910 Operator : LILIS ENERGY, INC. Reservoir : Cum Oil (Mbbl) : 83.763 Based on SEC Parameters WOLFCAMP A Co., State : Cum Gas (MMcf) : 550.299 Constant Prices & Costs WINKLER, TX API : Cum NGL (Mbbl) : 0.000 Oil $55.69/bbl, Gas $2.58/mmbtu Gross Gross Net Net Net Oil Gas NGL Total Year Oil Gas Oil Gas NGL Price Price Price Revenue (Mbbl) (MMcf) (Mbbl) (MMcf) (Mbbl) ($/bbl) ($/Mcf) ($/bbl) (M$) 2020 43.280 252.915 29.470 134.326 10.292 52.67 1.37 15.04 1,890.955 2021 25.474 151.936 17.346 80.695 6.183 53.57 1.37 15.04 1,132.729 2022 18.149 109.139 12.358 57.965 4.441 53.57 1.37 15.04 808.194 2023 14.110 85.233 9.607 45.268 3.468 53.57 1.37 15.04 628.839 2024 11.575 70.119 7.881 37.241 2.853 53.57 1.37 15.04 516.122 2025 9.768 59.291 6.651 31.490 2.413 53.57 1.37 15.04 435.717 2026 8.468 51.478 5.766 27.341 2.095 53.57 1.37 15.04 377.855 2027 7.475 45.487 5.090 24.159 1.851 53.57 1.37 15.04 333.580 2028 6.707 40.853 4.567 21.698 1.662 53.57 1.37 15.04 299.381 2029 6.053 36.893 4.121 19.594 1.501 53.57 1.37 15.04 270.205 2030 5.528 33.714 3.764 17.906 1.372 53.57 1.37 15.04 246.802 2031 5.087 31.039 3.464 16.485 1.263 53.57 1.37 15.04 227.133 2032 4.724 28.835 3.216 15.314 1.173 53.57 1.37 15.04 210.927 2033 4.386 26.785 2.987 14.226 1.090 53.57 1.37 15.04 195.878 2034 4.104 25.070 2.795 13.315 1.020 53.57 1.37 15.04 183.286 Rem 20.000 122.190 13.618 64.896 4.972 0.00 0.00 0.00 893.210 Total 194.888 1,170.976 132.702 621.918 47.650 53.37 1.37 15.04 8,650.813 Ult 278.651 1,721.275 Well Net Tax Net Tax Net Net Net Non-Disc. 10.0% Ann 10.0% Cum Year Count Production AdValorem Oper. Costs Other Costs Investment Cash Flow Disc. Cash Disc. Cash (M$) (M$) (M$) (M$) (M$) (M$) Flow (M$) Flow (M$) 2020 1 97.142 47.274 151.433 300.351 0.000 1,294.755 1,240.923 1,240.923 2021 1 58.205 28.318 93.529 179.003 0.000 773.674 673.042 1,913.965 2022 1 41.557 20.205 93.529 128.174 0.000 524.729 414.637 2,328.602 2023 1 32.347 15.721 93.529 99.925 0.000 387.317 278.115 2,606.717 2024 1 26.555 12.903 93.529 82.116 0.000 301.019 196.431 2,803.148 2025 1 22.422 10.893 93.529 69.383 0.000 239.490 142.030 2,945.178 2026 1 19.447 9.446 93.529 60.207 0.000 195.226 105.245 3,050.422 2027 1 17.170 8.339 93.529 53.178 0.000 161.364 79.078 3,129.500 2028 1 15.411 7.485 93.529 47.744 0.000 135.213 60.234 3,189.734 2029 1 13.910 6.755 93.529 43.105 0.000 112.907 45.716 3,235.450 2030 1 12.706 6.170 93.529 39.381 0.000 95.017 34.975 3,270.425 2031 1 11.694 5.678 93.529 36.251 0.000 79.983 26.766 3,297.191 2032 1 10.860 5.273 93.529 33.670 0.000 67.595 20.565 3,317.756 2033 1 10.085 4.897 93.529 31.273 0.000 56.094 15.511 3,333.268 2034 1 9.437 4.582 93.529 29.266 0.000 46.472 11.683 3,344.951 Rem 45.990 22.330 563.182 142.635 107.273 11.799 9.399 Total 444.938 216.270 2,024.015 1,375.662 107.273 4,482.655 3,354.350 3,354.350 Major Phase : Oil Abandonment Date : 01/08/2041 Present Worth Profile (M$) Perfs : 0 - 0 Working Int : 0.86861066 PW 5.000% : 3,824.074 Initial Rate : 5,140.698 bbl/month Revenue Int : 0.68091125 PW 8.000% : 3,524.508 Abandonment : 228.340 bbl/month Disc. Initial Invest. (M$) : 14.467 PW 9.000% : 3,436.804 Initial Decline : 62.16 % year b = 1.000 ROInvestment (disc/undisc) : 232.87 / 42.79 PW 10.000% : 3,354.350 Beg Ratio : 5.740 mcf/bbl Years to Payout : 0.06 PW 12.000% : 3,203.521 End Ratio : 6.109 mcf/bbl Internal ROR (%) : >1000 PW 15.000% : 3,007.176 LPC Eco DetailedNGL.rpt Page 26 of 35 THESE DATA ARE PART OF A LAROCHE PETROLEUM CONSULTANTS, LTD. REPORT AND ARE SUBJECT TO THE CONDITIONS IN THE TEXT OF THE REPORT. CERTIFICATE OF REGISTRATION NUMBER F-1360 LaRoche Petroleum Consultants, Ltd.

Date : 3/12/2020 2:23:03PM ECONOMIC PROJECTION Project Name : Lilis Energy, Inc. As Of Date : 1/1/2020 Case : PRIZE HOG BWZ ST COM 1H - #1H Partner : All Cases Discount Rate (%) : 10.00 Reserve Cat. : Proved Producing Case Type : LEASE CASE Field : TBD Archive Set : L19910 Operator : LILIS ENERGY, INC. Reservoir : Cum Oil (Mbbl) : 161.108 Based on SEC Parameters WOLFCAMP B Co., State : Cum Gas (MMcf) : 335.951 Constant Prices & Costs LEA, NM API : 3002542744 Cum NGL (Mbbl) : 0.000 Oil $55.69/bbl, Gas $2.58/mmbtu Gross Gross Net Net Net Oil Gas NGL Total Year Oil Gas Oil Gas NGL Price Price Price Revenue (Mbbl) (MMcf) (Mbbl) (MMcf) (Mbbl) ($/bbl) ($/Mcf) ($/bbl) (M$) 2020 32.302 69.662 25.539 42.960 3.291 52.74 1.37 15.04 1,455.207 2021 24.387 52.411 19.281 32.322 2.476 53.57 1.37 15.04 1,114.390 2022 19.636 42.114 15.525 25.971 1.990 53.57 1.37 15.04 897.163 2023 16.438 35.207 12.997 21.712 1.664 53.57 1.37 15.04 750.988 2024 14.174 30.328 11.207 18.703 1.433 53.57 1.37 15.04 647.505 2025 12.399 26.511 9.803 16.349 1.253 53.57 1.37 15.04 566.394 2026 11.045 23.602 8.733 14.555 1.115 53.57 1.37 15.04 504.518 2027 9.958 21.269 7.873 13.116 1.005 53.57 1.37 15.04 454.845 2028 9.090 19.407 7.187 11.968 0.917 53.57 1.37 15.04 415.172 2029 8.319 17.755 6.577 10.950 0.839 53.57 1.37 15.04 379.953 2030 7.687 16.403 6.078 10.115 0.775 53.57 1.37 15.04 351.096 2031 7.145 15.242 5.649 9.399 0.720 53.57 1.37 15.04 326.316 2032 6.692 14.272 5.291 8.801 0.674 53.57 1.37 15.04 305.614 2033 6.260 13.349 4.949 8.232 0.631 53.57 1.37 15.04 285.886 2034 5.884 12.547 4.652 7.738 0.593 53.57 1.37 15.04 268.724 Rem 18.509 39.470 14.634 24.341 1.865 0.00 0.00 0.00 845.328 Total 209.926 449.550 165.973 277.232 21.241 53.44 1.37 15.04 9,569.100 Ult 371.034 785.501 Well Net Tax Net Tax Net Net Net Non-Disc. 10.0% Ann 10.0% Cum Year Count Production AdValorem Oper. Costs Other Costs Investment Cash Flow Disc. Cash Disc. Cash (M$) (M$) (M$) (M$) (M$) (M$) Flow (M$) Flow (M$) 2020 1 104.095 72.760 215.634 159.531 150.000 753.187 719.298 719.298 2021 1 79.703 55.720 160.704 120.288 0.000 697.976 606.461 1,325.759 2022 1 64.166 44.858 160.704 96.782 0.000 530.653 419.037 1,744.796 2023 1 53.711 37.549 160.704 80.981 0.000 418.044 300.052 2,044.848 2024 1 46.309 32.375 160.704 69.802 0.000 338.315 220.711 2,265.559 2025 1 40.508 28.320 160.704 61.044 0.000 275.818 163.543 2,429.102 2026 1 36.082 25.226 160.704 54.367 0.000 228.139 122.972 2,552.074 2027 1 32.530 22.742 160.704 49.007 0.000 189.862 93.036 2,645.110 2028 1 29.692 20.759 160.704 44.728 0.000 159.289 70.958 2,716.068 2029 1 27.173 18.998 160.704 40.930 0.000 132.148 53.506 2,769.574 2030 1 25.110 17.555 160.704 37.818 0.000 109.909 40.458 2,810.032 2031 1 23.337 16.316 160.704 35.147 0.000 90.812 30.392 2,840.424 2032 1 21.857 15.281 160.704 32.915 0.000 74.858 22.778 2,863.202 2033 1 20.446 14.294 160.704 30.789 0.000 59.653 16.498 2,879.700 2034 1 19.218 13.436 160.704 28.940 0.000 46.425 11.676 2,891.376 Rem 60.456 42.266 580.447 91.038 98.200 -27.078 -1.456 Total 684.392 478.455 3,045.937 1,034.105 248.200 4,078.012 2,889.920 2,889.920 Major Phase : Oil Abandonment Date : 08/14/2038 Present Worth Profile (M$) Perfs : 0 - 0 Working Int : 1.00000000 PW 5.000% : 3,382.225 Initial Rate : 3,161.594 bbl/month Revenue Int : 0.79062500 PW 8.000% : 3,067.857 Abandonment : 380.215 bbl/month Disc. Initial Invest. (M$) : 159.696 PW 9.000% : 2,976.080 Initial Decline : 31.31 % year b = 1.000 ROInvestment (disc/undisc) : 19.10 / 17.43 PW 10.000% : 2,889.920 Beg Ratio : 2.162 mcf/bbl Years to Payout : 0.26 PW 12.000% : 2,732.660 End Ratio : 2.132 mcf/bbl Internal ROR (%) : >1000 PW 15.000% : 2,528.766 LPC Eco DetailedNGL.rpt Page 27 of 35 THESE DATA ARE PART OF A LAROCHE PETROLEUM CONSULTANTS, LTD. REPORT AND ARE SUBJECT TO THE CONDITIONS IN THE TEXT OF THE REPORT. CERTIFICATE OF REGISTRATION NUMBER F-1360 LaRoche Petroleum Consultants, Ltd.

Date : 3/12/2020 2:23:03PM ECONOMIC PROJECTION Project Name : Lilis Energy, Inc. As Of Date : 1/1/2020 Case : PRIZE HOG BWZ ST COM 2H - 002H Partner : All Cases Discount Rate (%) : 10.00 Reserve Cat. : Proved Producing Case Type : LEASE CASE Field : PHANTOM Archive Set : L19910 Operator : LILIS ENERGY, INC. Reservoir : Cum Oil (Mbbl) : 140.137 Based on SEC Parameters WOLFCAMP A Co., State : Cum Gas (MMcf) : 474.200 Constant Prices & Costs LEA, NM API : 3002544111 Cum NGL (Mbbl) : 0.000 Oil $55.69/bbl, Gas $2.58/mmbtu Gross Gross Net Net Net Oil Gas NGL Total Year Oil Gas Oil Gas NGL Price Price Price Revenue (Mbbl) (MMcf) (Mbbl) (MMcf) (Mbbl) ($/bbl) ($/Mcf) ($/bbl) (M$) 2020 37.741 154.887 29.485 94.384 7.232 52.72 1.37 15.04 1,792.424 2021 26.409 113.277 20.632 69.028 5.289 53.57 1.37 15.04 1,279.355 2022 20.372 89.527 15.915 54.555 4.180 53.57 1.37 15.04 990.177 2023 16.588 74.033 12.959 45.114 3.457 53.57 1.37 15.04 808.019 2024 14.028 63.281 10.960 38.562 2.955 53.57 1.37 15.04 684.357 2025 12.096 54.997 9.450 33.514 2.568 53.57 1.37 15.04 590.778 2026 10.657 48.745 8.326 29.704 2.276 53.57 1.37 15.04 520.923 2027 9.524 43.770 7.441 26.672 2.044 53.57 1.37 15.04 465.864 2028 8.632 39.822 6.743 24.266 1.859 53.57 1.37 15.04 422.446 2029 7.853 36.345 6.135 22.148 1.697 53.57 1.37 15.04 384.510 2030 7.220 33.507 5.641 20.418 1.564 53.57 1.37 15.04 353.681 2031 6.682 31.081 5.221 18.940 1.451 53.57 1.37 15.04 327.434 2032 6.235 29.060 4.871 17.708 1.357 53.57 1.37 15.04 305.623 2033 5.815 27.145 4.543 16.542 1.267 53.57 1.37 15.04 285.074 2034 5.459 25.508 4.265 15.544 1.191 53.57 1.37 15.04 267.680 Rem 13.570 63.403 10.601 38.636 2.960 0.00 0.00 0.00 665.353 Total 208.881 928.387 163.188 565.736 43.345 53.42 1.37 15.04 10,143.697 Ult 349.018 1,402.587 Well Net Tax Net Tax Net Net Net Non-Disc. 10.0% Ann 10.0% Cum Year Count Production AdValorem Oper. Costs Other Costs Investment Cash Flow Disc. Cash Disc. Cash (M$) (M$) (M$) (M$) (M$) (M$) Flow (M$) Flow (M$) 2020 1 129.106 89.621 187.596 246.490 150.000 989.611 950.526 950.526 2021 1 92.186 63.968 160.704 176.538 0.000 785.959 683.212 1,633.738 2022 1 71.373 49.509 160.704 137.959 0.000 570.633 450.741 2,084.479 2023 1 58.256 40.401 160.704 113.276 0.000 435.383 312.566 2,397.044 2024 1 49.348 34.218 160.704 96.353 0.000 343.735 224.286 2,621.330 2025 1 42.605 29.539 160.704 83.441 0.000 274.489 162.780 2,784.110 2026 1 37.570 26.046 160.704 73.753 0.000 222.849 120.137 2,904.247 2027 1 33.602 23.293 160.704 66.085 0.000 182.180 89.284 2,993.531 2028 1 30.472 21.122 160.704 60.019 0.000 150.129 66.887 3,060.418 2029 1 27.737 19.225 160.704 54.700 0.000 122.144 49.462 3,109.880 2030 1 25.514 17.684 160.704 50.369 0.000 99.411 36.599 3,146.479 2031 1 23.621 16.372 160.704 46.674 0.000 80.063 26.799 3,173.277 2032 1 22.048 15.281 160.704 43.600 0.000 63.990 19.476 3,192.754 2033 1 20.566 14.254 160.704 40.697 0.000 48.853 13.514 3,206.268 2034 1 19.312 13.384 160.704 38.227 0.000 36.053 9.070 3,215.338 Rem 48.002 33.268 446.766 95.018 98.200 -55.901 -8.781 Total 731.316 507.185 2,884.218 1,423.198 248.200 4,349.580 3,206.557 3,206.557 Major Phase : Oil Abandonment Date : 10/15/2037 Present Worth Profile (M$) Perfs : 0 - 0 Working Int : 1.00000000 PW 5.000% : 3,686.550 Initial Rate : 3,897.892 bbl/month Revenue Int : 0.78125000 PW 8.000% : 3,381.195 Abandonment : 371.347 bbl/month Disc. Initial Invest. (M$) : 157.673 PW 9.000% : 3,291.289 Initial Decline : 40.73 % year b = 1.000 ROInvestment (disc/undisc) : 21.34 / 18.52 PW 10.000% : 3,206.557 Beg Ratio : 3.976 mcf/bbl Years to Payout : 0.19 PW 12.000% : 3,051.050 End Ratio : 4.672 mcf/bbl Internal ROR (%) : >1000 PW 15.000% : 2,847.710 LPC Eco DetailedNGL.rpt Page 28 of 35 THESE DATA ARE PART OF A LAROCHE PETROLEUM CONSULTANTS, LTD. REPORT AND ARE SUBJECT TO THE CONDITIONS IN THE TEXT OF THE REPORT. CERTIFICATE OF REGISTRATION NUMBER F-1360 LaRoche Petroleum Consultants, Ltd.

Date : 3/12/2020 2:23:03PM ECONOMIC PROJECTION Project Name : Lilis Energy, Inc. As Of Date : 1/1/2020 Case : TIGER 1H - 1H Partner : All Cases Discount Rate (%) : 10.00 Reserve Cat. : Proved Producing Case Type : LEASE CASE Field : PHANTOM Archive Set : L19910 Operator : LILIS ENERGY, INC. Reservoir : Cum Oil (Mbbl) : 174.812 Based on SEC Parameters WOLFCAMP B Co., State : Cum Gas (MMcf) : 1,050.700 Constant Prices & Costs WINKLER, TX API : 4249530016 Cum NGL (Mbbl) : 0.000 Oil $55.69/bbl, Gas $2.58/mmbtu Gross Gross Net Net Net Oil Gas NGL Total Year Oil Gas Oil Gas NGL Price Price Price Revenue (Mbbl) (MMcf) (Mbbl) (MMcf) (Mbbl) ($/bbl) ($/Mcf) ($/bbl) (M$) 2020 37.321 221.511 27.181 125.834 9.641 52.74 1.37 15.04 1,750.746 2021 27.944 167.536 20.352 95.172 7.292 53.57 1.37 15.04 1,330.269 2022 22.390 135.046 16.306 76.716 5.878 53.57 1.37 15.04 1,067.014 2023 18.682 113.137 13.606 64.270 4.924 53.57 1.37 15.04 890.972 2024 16.071 97.606 11.704 55.447 4.248 53.57 1.37 15.04 766.849 2025 14.034 85.418 10.221 48.524 3.718 53.57 1.37 15.04 669.901 2026 12.484 76.113 9.092 43.238 3.313 53.57 1.37 15.04 596.106 2027 11.243 68.639 8.188 38.992 2.987 53.57 1.37 15.04 536.974 2028 10.253 62.666 7.467 35.599 2.728 53.57 1.37 15.04 489.806 2029 9.376 57.361 6.829 32.585 2.497 53.57 1.37 15.04 448.004 2030 8.659 53.014 6.306 30.116 2.307 53.57 1.37 15.04 413.782 2031 8.044 49.279 5.858 27.994 2.145 53.57 1.37 15.04 384.421 2032 7.530 46.158 5.484 26.221 2.009 53.57 1.37 15.04 359.905 2033 7.041 43.183 5.128 24.531 1.880 53.57 1.37 15.04 336.578 2034 6.618 40.591 4.820 23.059 1.767 53.57 1.37 15.04 316.359 Rem 40.015 245.425 29.143 139.419 10.682 0.00 0.00 0.00 1,912.805 Total 257.704 1,562.684 187.685 887.718 68.015 53.45 1.37 15.04 12,270.490 Ult 432.516 2,613.384 Well Net Tax Net Tax Net Net Net Non-Disc. 10.0% Ann 10.0% Cum Year Count Production AdValorem Oper. Costs Other Costs Investment Cash Flow Disc. Cash Disc. Cash (M$) (M$) (M$) (M$) (M$) (M$) Flow (M$) Flow (M$) 2020 1 90.047 43.769 171.317 276.113 0.000 1,169.501 1,117.534 1,117.534 2021 1 68.385 33.257 144.421 208.037 0.000 876.168 761.243 1,878.777 2022 1 54.880 26.675 144.421 167.313 0.000 673.725 531.972 2,410.749 2023 1 45.841 22.274 144.421 139.958 0.000 538.478 386.455 2,797.204 2024 1 39.464 19.171 144.421 120.614 0.000 443.178 289.084 3,086.288 2025 1 34.481 16.748 144.421 105.467 0.000 368.785 218.638 3,304.926 2026 1 30.687 14.903 144.421 93.919 0.000 312.176 168.245 3,473.171 2027 1 27.646 13.424 144.421 84.653 0.000 266.829 130.730 3,603.902 2028 1 25.220 12.245 144.421 77.255 0.000 230.664 102.731 3,706.632 2029 1 23.070 11.200 144.421 70.691 0.000 198.622 80.404 3,787.036 2030 1 21.309 10.345 144.421 65.314 0.000 172.393 63.444 3,850.480 2031 1 19.798 9.611 144.421 60.697 0.000 149.894 50.150 3,900.630 2032 1 18.536 8.998 144.421 56.841 0.000 131.109 39.878 3,940.508 2033 1 17.336 8.414 144.421 53.168 0.000 113.239 31.306 3,971.814 2034 1 16.294 7.909 144.421 49.975 0.000 97.759 24.572 3,996.386 Rem 98.520 47.820 1,137.229 302.167 110.987 216.082 49.947 Total 631.516 306.762 3,330.440 1,932.182 110.987 5,958.603 4,046.333 4,046.333 Major Phase : Oil Abandonment Date : 11/15/2042 Present Worth Profile (M$) Perfs : 0 - 0 Working Int : 0.89867727 PW 5.000% : 4,807.698 Initial Rate : 3,673.421 bbl/month Revenue Int : 0.72829804 PW 8.000% : 4,316.577 Abandonment : 328.670 bbl/month Disc. Initial Invest. (M$) : 12.547 PW 9.000% : 4,176.505 Initial Decline : 32.32 % year b = 1.000 ROInvestment (disc/undisc) : 323.50 / 54.69 PW 10.000% : 4,046.333 Beg Ratio : 5.895 mcf/bbl Years to Payout : 0.08 PW 12.000% : 3,811.984 End Ratio : 6.133 mcf/bbl Internal ROR (%) : >1000 PW 15.000% : 3,514.140 LPC Eco DetailedNGL.rpt Page 29 of 35 THESE DATA ARE PART OF A LAROCHE PETROLEUM CONSULTANTS, LTD. REPORT AND ARE SUBJECT TO THE CONDITIONS IN THE TEXT OF THE REPORT. CERTIFICATE OF REGISTRATION NUMBER F-1360 LaRoche Petroleum Consultants, Ltd.

Date : 3/12/2020 2:23:03PM ECONOMIC PROJECTION Project Name : Lilis Energy, Inc. As Of Date : 1/1/2020 Case : TIGER 3H - 3H Partner : All Cases Discount Rate (%) : 10.00 Reserve Cat. : Proved Producing Case Type : LEASE CASE Field : PHANTOM Archive Set : L19910 Operator : LILIS ENERGY, INC. Reservoir : Cum Oil (Mbbl) : 157.238 Based on SEC Parameters 3RD BONE SPRINGS Co., State : Cum Gas (MMcf) : 1,144.484 Constant Prices & Costs WINKLER, TX API : 4249534177 Cum NGL (Mbbl) : 0.000 Oil $55.69/bbl, Gas $2.58/mmbtu Gross Gross Net Net Net Oil Gas NGL Total Year Oil Gas Oil Gas NGL Price Price Price Revenue (Mbbl) (MMcf) (Mbbl) (MMcf) (Mbbl) ($/bbl) ($/Mcf) ($/bbl) (M$) 2020 56.999 465.053 41.108 261.613 20.044 52.70 1.37 15.04 2,826.199 2021 37.312 311.580 26.910 175.277 13.429 53.57 1.37 15.04 1,883.629 2022 27.837 235.073 20.076 132.239 10.132 53.57 1.37 15.04 1,408.999 2023 22.213 188.837 16.021 106.229 8.139 53.57 1.37 15.04 1,126.137 2024 18.532 158.237 13.365 89.015 6.820 53.57 1.37 15.04 940.485 2025 15.825 135.547 11.413 76.251 5.842 53.57 1.37 15.04 803.698 2026 13.839 118.822 9.981 66.843 5.121 53.57 1.37 15.04 703.271 2027 12.297 105.777 8.869 59.504 4.559 53.57 1.37 15.04 625.186 2028 11.094 95.564 8.001 53.759 4.119 53.57 1.37 15.04 564.195 2029 10.055 86.718 7.252 48.783 3.738 53.57 1.37 15.04 511.501 2030 9.216 79.562 6.647 44.757 3.429 53.57 1.37 15.04 468.939 2031 8.506 73.498 6.135 41.346 3.168 53.57 1.37 15.04 432.921 2032 7.919 68.475 5.711 38.520 2.951 53.57 1.37 15.04 403.110 2033 7.370 63.767 5.315 35.872 2.748 53.57 1.37 15.04 375.217 2034 6.909 59.810 4.983 33.646 2.578 53.57 1.37 15.04 351.796 Rem 67.901 587.847 48.971 330.690 25.337 0.00 0.00 0.00 3,457.402 Total 333.825 2,834.167 240.758 1,594.345 122.155 53.42 1.37 15.04 16,882.685 Ult 491.063 3,978.651 Well Net Tax Net Tax Net Net Net Non-Disc. 10.0% Ann 10.0% Cum Year Count Production AdValorem Oper. Costs Other Costs Investment Cash Flow Disc. Cash Disc. Cash (M$) (M$) (M$) (M$) (M$) (M$) Flow (M$) Flow (M$) 2020 1 149.657 70.655 152.202 511.546 0.000 1,942.139 1,858.834 1,858.834 2021 1 99.808 47.091 94.004 340.336 0.000 1,302.391 1,132.232 2,991.067 2022 1 74.741 35.225 94.004 255.911 0.000 949.117 749.651 3,740.718 2023 1 59.776 28.153 94.004 205.171 0.000 739.032 530.476 4,271.194 2024 1 49.944 23.512 94.004 171.701 0.000 601.324 392.266 4,663.460 2025 1 42.693 20.092 94.004 146.944 0.000 499.965 296.416 4,959.876 2026 1 37.367 17.582 94.004 128.723 0.000 425.594 229.368 5,189.244 2027 1 33.224 15.630 94.004 114.529 0.000 367.799 180.192 5,369.436 2028 1 29.988 14.105 94.004 103.427 0.000 322.672 143.693 5,513.129 2029 1 27.190 12.788 94.004 93.820 0.000 283.700 114.834 5,627.963 2030 1 24.930 11.723 94.004 86.053 0.000 252.228 92.814 5,720.777 2031 1 23.017 10.823 94.004 79.475 0.000 225.602 75.471 5,796.248 2032 1 21.434 10.078 94.004 74.027 0.000 203.567 61.904 5,858.152 2033 1 19.952 9.380 94.004 68.925 0.000 182.956 50.571 5,908.723 2034 1 18.707 8.795 94.004 64.638 0.000 165.652 41.627 5,950.350 Rem 183.856 86.435 1,498.251 635.284 107.819 945.757 162.091 Total 896.285 422.067 2,966.508 3,080.510 107.819 9,409.496 6,112.441 6,112.441 Major Phase : Oil Abandonment Date : 12/08/2050 Present Worth Profile (M$) Perfs : 0 - 0 Working Int : 0.87302580 PW 5.000% : 7,347.755 Initial Rate : 6,194.375 bbl/month Revenue Int : 0.72121077 PW 8.000% : 6,540.398 Abandonment : 208.306 bbl/month Disc. Initial Invest. (M$) : 5.652 PW 9.000% : 6,317.226 Initial Decline : 49.10 % year b = 1.000 ROInvestment (disc/undisc) : 1,082.44 / 88.27 PW 10.000% : 6,112.441 Beg Ratio : 8.012 mcf/bbl Years to Payout : 0.04 PW 12.000% : 5,749.714 End Ratio : 8.657 mcf/bbl Internal ROR (%) : >1000 PW 15.000% : 5,298.636 LPC Eco DetailedNGL.rpt Page 30 of 35 THESE DATA ARE PART OF A LAROCHE PETROLEUM CONSULTANTS, LTD. REPORT AND ARE SUBJECT TO THE CONDITIONS IN THE TEXT OF THE REPORT. CERTIFICATE OF REGISTRATION NUMBER F-1360 LaRoche Petroleum Consultants, Ltd.

Date : 3/12/2020 2:23:03PM ECONOMIC PROJECTION Project Name : Lilis Energy, Inc. As Of Date : 1/1/2020 Case : TUBB ESTATE 21 2 - 2 Partner : All Cases Discount Rate (%) : 10.00 Reserve Cat. : Proved Producing Case Type : LEASE CASE Field : CRITTENDON (BRUSHY CANYON) Archive Set : L19910 Operator : IMPETRO OPERATING LLC Reservoir : Cum Oil (Mbbl) : 30.551 Based on SEC Parameters BRUSHY CANYON Co., State : Cum Gas (MMcf) : 26.050 Constant Prices & Costs Winkler, TX API : 42495302850000 Cum NGL (Mbbl) : 0.000 Oil $55.69/bbl, Gas $2.58/mmbtu Gross Gross Net Net Net Oil Gas NGL Total Year Oil Gas Oil Gas NGL Price Price Price Revenue (Mbbl) (MMcf) (Mbbl) (MMcf) (Mbbl) ($/bbl) ($/Mcf) ($/bbl) (M$) 2020 1.155 2.677 0.761 1.341 0.000 52.79 1.01 0.00 41.541 2021 1.094 2.536 0.721 1.270 0.000 53.57 1.01 0.00 39.918 2022 1.040 2.409 0.685 1.207 0.000 53.57 1.01 0.00 37.923 2023 0.988 2.289 0.651 1.146 0.000 53.57 1.01 0.00 36.028 2024 0.941 2.180 0.620 1.092 0.000 53.57 1.01 0.00 34.319 2025 0.820 1.900 0.540 0.952 0.000 53.57 1.01 0.00 29.903 Rem 0.000 0.000 0.000 0.000 0.000 0.00 0.00 0.00 0.000 Total 6.037 13.990 3.979 7.008 0.000 53.42 1.01 0.00 219.632 Ult 36.588 40.040 Well Net Tax Net Tax Net Net Net Non-Disc. 10.0% Ann 10.0% Cum Year Count Production AdValorem Oper. Costs Other Costs Investment Cash Flow Disc. Cash Disc. Cash (M$) (M$) (M$) (M$) (M$) (M$) Flow (M$) Flow (M$) 2020 1 1.957 1.039 28.681 1.167 0.000 8.698 8.293 8.293 2021 1 1.880 0.998 28.681 1.105 0.000 7.254 6.295 14.589 2022 1 1.786 0.948 28.681 1.050 0.000 5.458 4.308 18.897 2023 1 1.697 0.901 28.681 0.997 0.000 3.752 2.694 21.591 2024 1 1.616 0.858 28.681 0.950 0.000 2.214 1.448 23.039 2025 1 1.408 0.748 26.368 0.828 110.926 -110.374 -62.784 -39.745 Rem 0.000 0.000 0.000 0.000 0.000 0.000 0.000 Total 10.346 5.491 169.772 6.097 110.926 -82.999 -39.745 -39.745 Major Phase : Oil Abandonment Date : 12/01/2025 Present Worth Profile (M$) Perfs : 8366 - 8394 Working Int : 0.89818250 PW 5.000% : -57.672 Initial Rate : 98.527 bbl/month Revenue Int : 0.65911489 PW 8.000% : -46.198 Abandonment : 72.737 bbl/month Disc. Initial Invest. (M$) : 63.115 PW 9.000% : -42.864 Initial Decline : 5.00 % year b = 0.000 ROInvestment (disc/undisc) : 0.37 / 0.25 PW 10.000% : -39.745 Beg Ratio : 2.318 mcf/bbl Years to Payout : 0.00 PW 12.000% : -34.096 End Ratio : 2.318 mcf/bbl Internal ROR (%) : 38.465 PW 15.000% : -26.895 LPC Eco DetailedNGL.rpt Page 31 of 35 THESE DATA ARE PART OF A LAROCHE PETROLEUM CONSULTANTS, LTD. REPORT AND ARE SUBJECT TO THE CONDITIONS IN THE TEXT OF THE REPORT. CERTIFICATE OF REGISTRATION NUMBER F-1360 LaRoche Petroleum Consultants, Ltd.

Date : 3/12/2020 2:23:03PM ECONOMIC PROJECTION Project Name : Lilis Energy, Inc. As Of Date : 1/1/2020 Case : WILD HOG BWX ST COM 1H - #1H Partner : All Cases Discount Rate (%) : 10.00 Reserve Cat. : Proved Producing Case Type : LEASE CASE Field : TBD Archive Set : L19910 Operator : LILIS ENERGY, INC. Reservoir : Cum Oil (Mbbl) : 163.636 Based on SEC Parameters WOLFCAMP B Co., State : Cum Gas (MMcf) : 552.724 Constant Prices & Costs LEA, NM API : 3002542733 Cum NGL (Mbbl) : 0.000 Oil $55.69/bbl, Gas $2.58/mmbtu Gross Gross Net Net Net Oil Gas NGL Total Year Oil Gas Oil Gas NGL Price Price Price Revenue (Mbbl) (MMcf) (Mbbl) (MMcf) (Mbbl) ($/bbl) ($/Mcf) ($/bbl) (M$) 2020 34.442 162.574 27.231 100.257 7.681 52.74 1.37 15.04 1,689.044 2021 26.371 131.608 20.850 81.161 6.218 53.57 1.37 15.04 1,321.600 2022 21.416 110.806 16.932 68.333 5.236 53.57 1.37 15.04 1,079.406 2023 18.033 95.694 14.257 59.013 4.521 53.57 1.37 15.04 912.598 2024 15.614 84.432 12.345 52.068 3.989 53.57 1.37 15.04 792.645 2025 13.702 75.176 10.833 46.360 3.552 53.57 1.37 15.04 697.267 2026 12.236 67.909 9.674 41.879 3.209 53.57 1.37 15.04 623.865 2027 11.054 61.925 8.739 38.188 2.926 53.57 1.37 15.04 564.477 2028 10.106 57.060 7.990 35.188 2.696 53.57 1.37 15.04 516.786 2029 9.262 52.638 7.323 32.461 2.487 53.57 1.37 15.04 474.141 2030 8.568 48.971 6.774 30.200 2.314 53.57 1.37 15.04 439.072 2031 7.972 45.783 6.303 28.234 2.163 53.57 1.37 15.04 408.841 2032 7.473 43.090 5.908 26.573 2.036 53.57 1.37 15.04 383.511 2033 6.995 40.391 5.530 24.909 1.908 53.57 1.37 15.04 359.073 2034 6.575 37.969 5.199 23.415 1.794 53.57 1.37 15.04 337.538 Rem 33.075 190.997 26.150 117.785 9.024 0.00 0.00 0.00 1,697.918 Total 242.895 1,307.020 192.039 806.023 61.756 53.45 1.37 15.04 12,297.782 Ult 406.531 1,859.744 Well Net Tax Net Tax Net Net Net Non-Disc. 10.0% Ann 10.0% Cum Year Count Production AdValorem Oper. Costs Other Costs Investment Cash Flow Disc. Cash Disc. Cash (M$) (M$) (M$) (M$) (M$) (M$) Flow (M$) Flow (M$) 2020 1 121.902 84.452 187.596 244.154 150.000 900.939 864.592 864.592 2021 1 95.441 66.080 160.704 192.920 0.000 806.455 700.590 1,565.183 2022 1 77.995 53.970 160.704 159.966 0.000 626.771 494.864 2,060.047 2023 1 65.968 45.630 160.704 136.701 0.000 503.595 361.407 2,421.454 2024 1 57.315 39.632 160.704 119.685 0.000 415.309 270.902 2,692.355 2025 1 50.430 34.863 160.704 105.938 0.000 345.332 204.733 2,897.089 2026 1 45.130 31.193 160.704 95.254 0.000 291.584 157.149 3,054.237 2027 1 40.840 28.224 160.704 86.534 0.000 248.175 121.593 3,175.831 2028 1 37.394 25.839 160.704 79.489 0.000 213.359 95.027 3,270.858 2029 1 34.312 23.707 160.704 73.136 0.000 182.281 73.792 3,344.650 2030 1 31.778 21.954 160.704 67.891 0.000 156.746 57.688 3,402.337 2031 1 29.592 20.442 160.704 63.349 0.000 134.754 45.087 3,447.424 2032 1 27.761 19.176 160.704 59.528 0.000 116.342 35.390 3,482.814 2033 1 25.992 17.954 160.704 55.769 0.000 98.654 27.276 3,510.090 2034 1 24.433 16.877 160.704 52.425 0.000 83.099 20.890 3,530.980 Rem 122.907 84.896 1,004.208 263.713 98.200 123.994 31.278 Total 889.192 614.889 3,441.660 1,856.453 248.200 5,247.389 3,562.258 3,562.258 Major Phase : Oil Abandonment Date : 04/02/2041 Present Worth Profile (M$) Perfs : 0 - 0 Working Int : 1.00000000 PW 5.000% : 4,239.356 Initial Rate : 3,339.229 bbl/month Revenue Int : 0.79062500 PW 8.000% : 3,803.550 Abandonment : 360.986 bbl/month Disc. Initial Invest. (M$) : 152.605 PW 9.000% : 3,678.614 Initial Decline : 29.59 % year b = 1.000 ROInvestment (disc/undisc) : 24.34 / 22.14 PW 10.000% : 3,562.258 Beg Ratio : 4.552 mcf/bbl Years to Payout : 0.21 PW 12.000% : 3,352.194 End Ratio : 5.775 mcf/bbl Internal ROR (%) : >1000 PW 15.000% : 3,084.200 LPC Eco DetailedNGL.rpt Page 32 of 35 THESE DATA ARE PART OF A LAROCHE PETROLEUM CONSULTANTS, LTD. REPORT AND ARE SUBJECT TO THE CONDITIONS IN THE TEXT OF THE REPORT. CERTIFICATE OF REGISTRATION NUMBER F-1360 LaRoche Petroleum Consultants, Ltd.

Date : 3/12/2020 2:23:03PM ECONOMIC PROJECTION Project Name : Lilis Energy, Inc. As Of Date : 1/1/2020 Case : WILD HOG BWX ST COM 2H - 002H Partner : All Cases Discount Rate (%) : 10.00 Reserve Cat. : Proved Producing Case Type : LEASE CASE Field : PHANTOM Archive Set : L19910 Operator : LILIS ENERGY, INC. Reservoir : Cum Oil (Mbbl) : 115.870 Based on SEC Parameters WOLFCAMP XY Co., State : Cum Gas (MMcf) : 802.993 Constant Prices & Costs LEA, NM API : 3002544112 Cum NGL (Mbbl) : 0.000 Oil $55.69/bbl, Gas $2.58/mmbtu Gross Gross Net Net Net Oil Gas NGL Total Year Oil Gas Oil Gas NGL Price Price Price Revenue (Mbbl) (MMcf) (Mbbl) (MMcf) (Mbbl) ($/bbl) ($/Mcf) ($/bbl) (M$) 2020 28.077 195.094 21.935 118.885 9.109 52.71 1.37 15.04 1,456.067 2021 19.114 136.130 14.933 82.954 6.356 53.57 1.37 15.04 1,009.163 2022 14.536 104.851 11.356 63.894 4.895 53.57 1.37 15.04 769.490 2023 11.733 85.298 9.166 51.978 3.982 53.57 1.37 15.04 622.136 2024 9.863 72.088 7.706 43.929 3.366 53.57 1.37 15.04 523.593 2025 8.469 62.132 6.616 37.862 2.901 53.57 1.37 15.04 449.918 2026 7.437 54.719 5.810 33.344 2.555 53.57 1.37 15.04 395.333 2027 6.629 48.888 5.179 29.791 2.283 53.57 1.37 15.04 352.577 2028 5.996 44.298 4.684 26.994 2.068 53.57 1.37 15.04 319.008 2029 5.446 40.294 4.254 24.554 1.881 53.57 1.37 15.04 289.829 2030 5.000 37.043 3.906 22.573 1.729 53.57 1.37 15.04 266.184 2031 4.622 34.278 3.611 20.888 1.600 53.57 1.37 15.04 246.109 2032 4.308 31.982 3.366 19.489 1.493 53.57 1.37 15.04 229.457 2033 4.014 29.821 3.136 18.172 1.392 53.57 1.37 15.04 213.820 2034 3.766 27.996 2.942 17.060 1.307 53.57 1.37 15.04 200.647 Rem 12.600 93.668 9.844 57.079 4.373 0.00 0.00 0.00 671.292 Total 151.609 1,098.579 118.445 669.446 51.292 53.41 1.37 15.04 8,014.622 Ult 267.479 1,901.572 Well Net Tax Net Tax Net Net Net Non-Disc. 10.0% Ann 10.0% Cum Year Count Production AdValorem Oper. Costs Other Costs Investment Cash Flow Disc. Cash Disc. Cash (M$) (M$) (M$) (M$) (M$) (M$) Flow (M$) Flow (M$) 2020 1 105.784 72.803 174.339 249.566 0.000 853.575 816.426 816.426 2021 1 73.328 50.458 107.676 172.644 0.000 605.057 526.020 1,342.446 2022 1 55.927 38.474 107.676 132.392 0.000 435.020 343.640 1,686.086 2023 1 45.224 31.107 107.676 107.415 0.000 330.715 237.428 1,923.514 2024 1 38.064 26.180 107.676 90.616 0.000 261.057 170.338 2,093.852 2025 1 32.711 22.496 107.676 77.999 0.000 209.036 123.962 2,217.814 2026 1 28.744 19.767 107.676 68.625 0.000 170.521 91.925 2,309.739 2027 1 25.636 17.629 107.676 61.266 0.000 140.370 68.791 2,378.530 2028 1 23.196 15.950 107.676 55.478 0.000 116.707 51.993 2,430.522 2029 1 21.075 14.491 107.676 50.438 0.000 96.149 38.933 2,469.455 2030 1 19.356 13.309 107.676 46.349 0.000 79.493 29.264 2,498.719 2031 1 17.897 12.305 107.676 42.874 0.000 65.356 21.874 2,520.593 2032 1 16.686 11.473 107.676 39.990 0.000 53.632 16.320 2,536.913 2033 1 15.549 10.691 107.676 37.278 0.000 42.626 11.789 2,548.702 2034 1 14.592 10.032 107.676 34.990 0.000 33.357 8.389 2,557.091 Rem 48.818 33.565 417.770 117.066 98.200 -44.126 -4.740 Total 582.588 400.731 2,099.573 1,384.985 98.200 3,448.546 2,552.351 2,552.351 Major Phase : Oil Abandonment Date : 11/17/2038 Present Worth Profile (M$) Perfs : 0 - 0 Working Int : 1.00000000 PW 5.000% : 2,929.185 Initial Rate : 2,960.162 bbl/month Revenue Int : 0.78125000 PW 8.000% : 2,689.457 Abandonment : 239.468 bbl/month Disc. Initial Invest. (M$) : 16.245 PW 9.000% : 2,618.870 Initial Decline : 44.19 % year b = 1.000 ROInvestment (disc/undisc) : 158.12 / 36.12 PW 10.000% : 2,552.351 Beg Ratio : 6.821 mcf/bbl Years to Payout : 0.10 PW 12.000% : 2,430.301 End Ratio : 7.434 mcf/bbl Internal ROR (%) : >1000 PW 15.000% : 2,270.789 LPC Eco DetailedNGL.rpt Page 33 of 35 THESE DATA ARE PART OF A LAROCHE PETROLEUM CONSULTANTS, LTD. REPORT AND ARE SUBJECT TO THE CONDITIONS IN THE TEXT OF THE REPORT. CERTIFICATE OF REGISTRATION NUMBER F-1360 LaRoche Petroleum Consultants, Ltd.

Date : 3/12/2020 2:23:03PM ECONOMIC PROJECTION Project Name : Lilis Energy, Inc. As Of Date : 1/1/2020 Case : WOLFE UNIT 1 - 1 Partner : All Cases Discount Rate (%) : 10.00 Reserve Cat. : Proved Producing Case Type : LEASE CASE Field : CRITTENDON (PENN.) Archive Set : L19910 Operator : IMPETRO OPERATING LLC Reservoir : Cum Oil (Mbbl) : 767.946 Based on SEC Parameters PENN. Co., State : Cum Gas (MMcf) : 68,002.176 Constant Prices & Costs Winkler, TX API : 4249510744 Cum NGL (Mbbl) : 0.000 Oil $55.69/bbl, Gas $2.58/mmbtu Gross Gross Net Net Net Oil Gas NGL Total Year Oil Gas Oil Gas NGL Price Price Price Revenue (Mbbl) (MMcf) (Mbbl) (MMcf) (Mbbl) ($/bbl) ($/Mcf) ($/bbl) (M$) 2020 0.588 195.938 0.337 85.428 7.494 52.79 1.01 12.81 200.067 2021 0.550 183.280 0.315 79.909 7.010 53.57 1.01 12.81 187.389 2022 0.516 171.924 0.296 74.958 6.575 53.57 1.01 12.81 175.778 2023 0.484 161.272 0.278 70.313 6.168 53.57 1.01 12.81 164.887 2024 0.455 151.681 0.261 66.132 5.801 53.57 1.01 12.81 155.081 2025 0.426 141.881 0.244 61.859 5.426 53.57 1.01 12.81 145.062 2026 0.399 133.091 0.229 58.027 5.090 53.57 1.01 12.81 136.074 2027 0.375 124.844 0.215 54.431 4.775 53.57 1.01 12.81 127.643 2028 0.352 117.420 0.202 51.194 4.491 53.57 1.01 12.81 120.052 2029 0.330 109.834 0.189 47.887 4.201 53.57 1.01 12.81 112.296 2030 0.309 103.029 0.177 44.920 3.940 53.57 1.01 12.81 105.339 2031 0.290 96.645 0.166 42.137 3.696 53.57 1.01 12.81 98.812 2032 0.273 90.898 0.156 39.631 3.476 53.57 1.01 12.81 92.936 2033 0.255 85.025 0.146 37.071 3.252 53.57 1.01 12.81 86.932 2034 0.239 79.757 0.137 34.774 3.050 53.57 1.01 12.81 81.545 Rem 2.339 779.804 1.342 339.990 29.824 0.00 0.00 0.00 797.287 Total 8.179 2,726.323 4.692 1,188.661 104.268 53.51 1.01 12.81 2,787.182 Ult 776.125 70,728.499 Well Net Tax Net Tax Net Net Net Non-Disc. 10.0% Ann 10.0% Cum Year Count Production AdValorem Oper. Costs Other Costs Investment Cash Flow Disc. Cash Disc. Cash (M$) (M$) (M$) (M$) (M$) (M$) Flow (M$) Flow (M$) 2020 1 14.551 5.002 14.854 74.322 0.000 91.337 87.148 87.148 2021 1 13.623 4.685 14.854 69.521 0.000 84.706 73.473 160.621 2022 1 12.779 4.394 14.854 65.213 0.000 78.538 61.934 222.554 2023 1 11.987 4.122 14.854 61.173 0.000 72.751 52.159 274.713 2024 1 11.274 3.877 14.854 57.535 0.000 67.541 44.019 318.732 2025 1 10.546 3.627 14.854 53.818 0.000 62.218 36.861 355.593 2026 1 9.892 3.402 14.854 50.483 0.000 57.443 30.940 386.533 2027 1 9.279 3.191 14.854 47.355 0.000 52.963 25.936 412.469 2028 1 8.727 3.001 14.854 44.539 0.000 48.930 21.782 434.251 2029 1 8.164 2.807 14.854 41.662 0.000 44.810 18.133 452.384 2030 1 7.658 2.633 14.854 39.080 0.000 41.113 15.125 467.509 2031 1 7.183 2.470 14.854 36.659 0.000 37.645 12.592 480.100 2032 1 6.756 2.323 14.854 34.479 0.000 34.523 10.497 490.598 2033 1 6.320 2.173 14.854 32.251 0.000 31.333 8.660 499.258 2034 1 5.928 2.039 14.854 30.253 0.000 28.471 7.155 506.413 Rem 57.960 19.932 240.794 295.791 87.208 95.602 24.509 Total 202.627 69.680 463.608 1,034.135 87.208 929.925 530.921 530.921 Major Phase : Gas Abandonment Date : 03/19/2051 Present Worth Profile (M$) Perfs : 0 - 0 Working Int : 0.70613370 PW 5.000% : 686.118 Initial Rate : 16,819.905 mcf/month Revenue Int : 0.57367634 PW 8.000% : 584.657 Abandonment : 2,281.250 mcf/month Disc. Initial Invest. (M$) : 4.453 PW 9.000% : 556.585 Initial Decline : 6.20 % year b = 0.000 ROInvestment (disc/undisc) : 120.24 / 11.66 PW 10.000% : 530.921 Beg Ratio : 0.003 bbl/mcf Years to Payout : 0.96 PW 12.000% : 485.854 End Ratio : 0.003 bbl/mcf Internal ROR (%) : >1000 PW 15.000% : 430.896 LPC Eco DetailedNGL.rpt Page 34 of 35 THESE DATA ARE PART OF A LAROCHE PETROLEUM CONSULTANTS, LTD. REPORT AND ARE SUBJECT TO THE CONDITIONS IN THE TEXT OF THE REPORT. CERTIFICATE OF REGISTRATION NUMBER F-1360 LaRoche Petroleum Consultants, Ltd.

Date : 3/12/2020 2:23:03PM ECONOMIC PROJECTION Project Name : Lilis Energy, Inc. As Of Date : 1/1/2020 Case : WOLFE UNIT 5&6 - 5,6 Partner : All Cases Discount Rate (%) : 10.00 Reserve Cat. : Proved Producing Case Type : LEASE CASE Field : CRITTENDON (BELL CANYON) Archive Set : L19910 Operator : IMPETRO OPERATING LLC Reservoir : Cum Oil (Mbbl) : 962.695 Based on SEC Parameters BELL CANYON Co., State : Cum Gas (MMcf) : 892.568 Constant Prices & Costs Winkler, TX API : 4249532776 Cum NGL (Mbbl) : 0.000 Oil $55.69/bbl, Gas $2.58/mmbtu Gross Gross Net Net Net Oil Gas NGL Total Year Oil Gas Oil Gas NGL Price Price Price Revenue (Mbbl) (MMcf) (Mbbl) (MMcf) (Mbbl) ($/bbl) ($/Mcf) ($/bbl) (M$) 2020 4.182 6.140 2.513 2.805 0.246 52.78 1.01 12.81 138.632 2021 1.008 1.480 0.606 0.676 0.059 53.57 1.01 12.81 33.895 2022 0.000 0.000 0.000 0.000 0.000 0.00 0.00 0.00 0.000 2023 0.000 0.000 0.000 0.000 0.000 0.00 0.00 0.00 0.000 2024 0.000 0.000 0.000 0.000 0.000 0.00 0.00 0.00 0.000 Rem 0.000 0.000 0.000 0.000 0.000 0.00 0.00 0.00 0.000 Total 5.190 7.620 3.119 3.481 0.305 52.93 1.01 12.81 172.527 Ult 967.885 900.188 Well Net Tax Net Tax Net Net Net Non-Disc. 10.0% Ann 10.0% Cum Year Count Production AdValorem Oper. Costs Other Costs Investment Cash Flow Disc. Cash Disc. Cash (M$) (M$) (M$) (M$) (M$) (M$) Flow (M$) Flow (M$) 2020 2 6.573 3.466 116.897 2.440 0.000 9.256 8.885 8.885 2021 2 1.606 0.847 30.044 0.588 0.000 0.809 0.728 9.613 2022 0 0.000 0.000 0.000 0.000 0.000 0.000 0.000 9.613 2023 0 0.000 0.000 0.000 0.000 0.000 0.000 0.000 9.613 2024 0 0.000 0.000 0.000 0.000 88.506 -88.506 -54.959 -45.346 Rem 0.000 0.000 0.000 0.000 0.000 0.000 0.000 Total 8.179 4.313 146.941 3.028 88.506 -78.441 -45.346 -45.346 Major Phase : Oil Abandonment Date : 04/05/2021 Present Worth Profile (M$) Perfs : 0 - 0 Working Int : 0.71664785 PW 5.000% : -59.519 Initial Rate : 368.345 bbl/month Revenue Int : 0.60103904 PW 8.000% : -50.541 Abandonment : 318.065 bbl/month Disc. Initial Invest. (M$) : 54.959 PW 9.000% : -47.871 Initial Decline : 11.00 % year b = 0.000 ROInvestment (disc/undisc) : 0.17 / 0.11 PW 10.000% : -45.346 Beg Ratio : 1.468 mcf/bbl Years to Payout : 0.00 PW 12.000% : -40.694 End Ratio : 1.468 mcf/bbl Internal ROR (%) : 61.483 PW 15.000% : -34.596 LPC Eco DetailedNGL.rpt Page 35 of 35 THESE DATA ARE PART OF A LAROCHE PETROLEUM CONSULTANTS, LTD. REPORT AND ARE SUBJECT TO THE CONDITIONS IN THE TEXT OF THE REPORT. CERTIFICATE OF REGISTRATION NUMBER F-1360 LaRoche Petroleum Consultants, Ltd.